As filed on August 28, 2003                          1933 Act File No. 033-19862
                                                     1940 Act File No. 811-5460

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---
     Pre-Effective Amendment No.
                                ---                                          ---
     Post-Effective Amendment No. 31                                          X
                                 ----                                        ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---
     Amendment No. 35                                                         X
                  ----                                                       ---

                          AIM TREASURER'S SERIES TRUST
            (As Successor to INVESCO TREASURER'S SERIES FUNDS, INC.)
               (Exact Name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: (713) 626-1919

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                                Houston, TX 77046
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:

Clifford J. Alexander, Esq           John H. Lively, Esq.              Martha J. Hays, Esq.
Kirkpatrick & Lockhart LLP           A I M Advisors, Inc.              Ballard  Spahr  Andrews
1800 Massachusetts Avenue, N.W.      11 Greenway Plaza, Suite 100        & Ingersoll, LLP
Washington, D. C.  20036             Houston, TX  77046                1735 Market Street, 51st Floor
                                                                       Philadelphia, PA  19103-7599

                                             ------------

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
     immediately upon filing pursuant to paragraph (b)
---
     on __________, ____ pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
 X   on October 31, 2003 pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on _________, pursuant to paragraph (a)(2) of rule 485
---

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Pursuant to Rule 414 under the Securities Act of 1933, as amended ("1933 Act") by this amendment to the Registration Statement on Form N-1A of INVESCO Treasurer's Series Funds, Inc., a Maryland corporation, the Registrant, AIM Treasurer's Series Trust, a Delaware statutory trust, hereby adopts the Registration Statement of INVESCO Treasurer's Series Funds, Inc. under the 1933 Act and the Notification of Registration and the Registration Statement of INVESCO Treasurer's Series Funds, Inc. under the Investment Company Act of 1940, as amended.

                       Contents of Registration Statement

Cover Page

Prospectus:  INVESCO Treasurer's Money Market Reserve Fund
             INVESCO Treasurer's Tax-Exempt Reserve Fund

Prospectus:  INVESCO Stable Value Fund - Class R

Prospectus:  INVESCO Stable Value Fund - Institutional Class

Prospectus:  INVESCO Cash Reserves Fund
             INVESCO Tax-Free Money Fund
             INVESCO U.S. Government Money Fund

Statement of Additional
Information:                    INVESCO Treasurer's Money Market Reserve Fund
                                INVESCO Treasurer's Tax-Exempt Reserve Fund

Statement of Additional
Information:                    INVESCO Stable Value Fund

Statement of Additional
Information:                    INVESCO Cash Reserve Fund
                                INVESCO Tax-Free Money Fund
                                INVESCO U.S. Government Money Fund


Part C

Exhibits

PROSPECTUS | OCTOBER ___, 2003

AIM TREASURER'S
SERIES TRUST

INVESCO TREASURER'S MONEY MARKET RESERVE FUND
INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

TWO NO-LOAD MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks..........2
Fund Performance.................................3
Fees And Expenses................................4
Investment Risks.................................5
Principal Risks Associated With The Funds........6
Temporary Defensive Positions....................7
Fund Management..................................7
Portfolio Managers...............................8
Potential Rewards................................8
Share Price......................................9
Timing and Method of Payment.....................9
Investors (for Accounts Opened on or After
 August 14, 2003)...............................10
Investors (Before August 14, 2003)..............12
Your Account Services...........................14
How To Sell Shares..............................15
Dividends And Taxes.............................17
Financial Highlights............................18

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | OCTOBER ___, 2003

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds as of the date of this Prospectus. At a meeting to be held on October 21, 2003, shareholders of the Funds will be asked to approve a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Funds, under which AIM will serve as the investment advisor for each Fund. If approved by shareholders, the proposed investment advisory agreement will become effective on November 5, 2003. If shareholders of a Fund do not approve the proposed investment advisory agreement, the current investment advisory agreement with INVESCO will continue in effect for such Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE
[ADVISOR ICON] WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROW ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO BOTH FUNDS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds are money market funds. The Funds seek a high level of current income, consistent with the preservation of capital and the maintenance of liquidity. They invest in "money market" securities, which are high quality debt securities with a life span or remaining maturity of 397 days or less. The average dollar-weighted maturity of each Fund's portfolio is ninety days or less.

The Funds operate under policies designed to ensure compliance with specific federal regulations applied to money market funds. These policies include requirements for:

maintaining high credit quality of the Funds' investments;

maintaining a short average portfolio maturity;

ensuring adequate diversification of both the issuers of the Funds' investments and the guarantors of those investments, if any; and

monitoring accurate pricing of the Funds' investments so unfairness does not result from the use of the amortized cost method to value those investments.

The Funds are not intended for investors seeking capital appreciation. While not intended as a complete investment program, either of these Funds may be a valuable element of your investment portfolio.

An investment in either of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO TREASURER'S MONEY MARKET RESERVE FUND

The Fund invests primarily in short-term securities issued by large creditworthy corporations, banks, and finance companies, as well as debt securities issued by the U.S. government. These securities include corporate debt securities, asset-backed securities, privately issued obligations, bank obligations, short-term commercial paper, U.S. government and agency debt, repurchase agreements, variable rate or floating rate debt obligations and other securities that are restricted as to disposition under federal securities laws.

[KEY ICON]  INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

The Fund normally invests at least 80% of its assets in short-term municipal securities issued by state, county, and city governments. The interest on these securities is generally exempt from federal income tax, although the interest may be included in your income if you are subject to the federal Alternative Minimum Tax. The interest on these securities may be subject to state and/or local income taxes. These securities include municipal notes, short-term municipal bonds, and variable rate debt obligations.

The rest of the Fund's investment portfolio may be invested in short-term taxable instruments. These may include corporate debt securities, asset-backed securities, privately issued commercial paper and other securities that are restricted as to disposition under federal securities laws, bank obligations, commercial paper, U.S. government debt, and repurchase agreements. We seek to manage the Fund so that substantially all of the income produced is exempt from federal income tax when paid to you, although we cannot guarantee this result.

[GRAPH ICON]  FUND PERFORMANCE

The bar charts below show the Funds' actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade. The table below shows average annual total returns for various periods ended December 31, 2002 for each Fund. To obtain a Fund's current 7-day yield information, please call the Advisor at 1-800-525-8085. The information in the bar charts and table provides some indication of the risks of investing in a particular Fund by showing changes in the year to year performance of each Fund. Remember, past performance does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------
                      TREASURER'S MONEY MARKET RESERVE FUND
                        ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00     '01     '02
2.92%   4.13%   5.82%   5.30%   5.48%   5.46%   5.03%   6.33%   3.86%   1.54%
--------------------------------------------------------------------------------
Best Calendar Qtr.   12/00   1.62%
Worst Calendar Qtr.  12/02   0.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       TREASURER'S TAX-EXEMPT RESERVE FUND
                         ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00     '01     '02
2.30%   2.81%   3.90%   3.45%   3.74%   3.49%   3.16%   4.08%    2.67%  1.29%

--------------------------------------------------------------------------------
Best Calendar Qtr.   12/00   1.08%
Worst Calendar Qtr.  3/02    0.30%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURN(1),(2)
                                                         AS OF 12/31/02
--------------------------------------------------------------------------------
                                               1 YEAR      5 YEARS     10 YEARS

Treasurer's Money Market Reserve Fund           1.54%       4.43%        4.58%
Treasurer's Tax-Exempt Reserve Fund             1.29%       2.93%        3.09%

(1) Total return figures include reinvested dividends and the effect of each Fund's expenses.
(2) The returns for Treasurer's Money Market Reserve and Treasurer's Tax-Exempt Reserve Funds were ____% and ____%, respectively, year-to-date as of the calendar quarter ended September 30, 2003.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. If you invest in the Funds through a securities broker or any other third party, you may be charged a commission or transaction fee by the securities broker or any other third party for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

You pay no fees to purchase Fund shares, to exchange to another fund advised by the Advisor, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

     TREASURER'S MONEY MARKET RESERVE FUND

     Management Fees(1),(2)                               0.25%
     Distribution and Service (12b-1) Fees                None
     Other Expenses(1)                                    0.00%
                                                          ----
     Total Annual Fund Operating Expenses(1),(2)          0.25%
                                                          ====

     TREASURER'S TAX-EXEMPT RESERVE FUND

     Management Fees(1)                                   0.25%
     Distribution and Service (12b-1) Fees                None
     Other Expenses(1)                                    0.00%
                                                          ----
     Total Annual Fund Operating Expenses(1)              0.25%
                                                          ====

(1) Under the Funds' investment advisory agreement, the Funds' investment advisor is responsible for the payment of all of the Funds' expenses other than payment of advisory fees, taxes, interest, extraordinary items and brokerage commissions.
(2) Effective July 1, 2003, Treasurer's Money Market Reserve Fund's investment advisor will voluntarily limit the annualized management fee to 0.20%. This voluntary waiver may be modified, terminated or rescinded at any time following consultation with the Funds' board of trustees.


EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in a Fund for the time periods indicated and redeemed all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year and that a Fund's operating expenses remain the same. Although the actual costs and performance of a Fund may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS    5 YEARS    10 YEARS

Treasurer's Money Market Reserve Fund     $26      $80        $141        $318
Treasurer's Tax-Exempt Reserve Fund       $26      $80        $141        $318

[ARROW ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance. Investment professionals generally consider money market funds conservative and safe investments, compared to many other investment alternatives. However, as with all types of securities investing, investments in money market funds are not guaranteed and do present some risk of loss. The Funds will not reimburse you for any losses.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROW ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK

Changes in interest rates will change the resale value of debt securities held in a Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, a Fund's new investments are likely to be in debt securities paying lower rates than the rest of a Fund's portfolio when interest rates go down. This reduces a Fund's yield. A weak economy or strong stock market may cause interest rates to decline.

CREDIT RISK

The Funds invest in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

PREPAYMENT RISK

INVESCO Treasurer's Money Market Reserve Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for a Fund to earn income may be decreased.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration of money market securities is usually expressed in terms of days or months, with longer durations usually more sensitive to interest rate fluctuations.

OPPORTUNITY RISK

With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity on other less conservative but potentially more rewarding investments. The Funds have an investment goal of current income, not capital appreciation. Therefore the Funds by themselves will not be a suitable investment for people seeking long-term growth for objectives such as retirement or the funding of a child's college education.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

                    -----------------------------------------

Although each Fund generally invests in money market securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                     RISKS                     APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES
These securities are           Prepayment and            Treasurer's Money
fractional interests in pools  Interest Rate Risks       Market Reserve
of credit card receivables,
consumer loans, and other
trade received, which are
obligations of a number of
different parties. The income
from the underlying pool is
passed through to investors,
such as the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                     RISKS                     APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES
These are securities issued    Prepayment and            Treasurer's Money
by the FHLMC and the FNMA or   Interest Rate Risks       Market Reserve
guaranteed by the GNMA and
backed by mortgages. The Fund
receives payments out of the
interest and principal on the
underlying mortgages.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the     Credit and                Treasurer's Money
seller of a security           Counterparty Risks        Market Reserve
agrees to buy it back at an                              Treasurer's Tax-Exempt
agreed-upon price time in the                            Reserve
future.
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND
SECTION 4(2) PAPER
Securities that are not        Liquidity Risk            Treasurer's Money
registered, but which are                                Market Reserve
bought and sold solely by
institutional investors. The
Fund considers many Rule 144A
securities to be "liquid,"
although the market for such
securities typically is less
active than the public
securities markets.
--------------------------------------------------------------------------------
VARIABLE RATE OR FLOATING
RATE INSTRUMENTS
Securities that are debt       Interest Rate Risk        Treasurer's Money
instruments with a variable                              Market Reserve
interest rate. The interest                              Treasurer's Tax-Exempt
rate is readjusted                                       Reserve
periodically.
--------------------------------------------------------------------------------

[ARROW ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of Treasurer's Tax-Exempt Reserve Fund by investing in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings and the income produced may not be tax exempt.

[ADVISOR ICON]  FUND MANAGEMENT

INVESCO, AIM AND FMC ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative, accounting and legal and compliance services. On March 1, 2002, AIM Capital Management, Inc. ("AIM Capital"), located at 11 Greenway Plaza, Suite 100, Houston, Texas, became the sub-advisor to the Funds.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees have approved, for each Fund, a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Funds under which AIM will serve as the investment adviser for each Fund. If approved by a Fund's shareholders, the new advisory agreement with AIM will become effective on November 5, 2003, and AIM Capital would no longer act as sub-advisor to the Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives.

Fund Management Company ("FMC") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, AIM Capital, and FMC are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended May 31, 2003:

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Treasurer's Money Market Reserve                       0.25%
Treasurer's Tax-Exempt Reserve                         0.25%

Pursuant to the terms of the Funds' investment advisory agreements, the advisor is responsible for the payment for all of the Funds' ordinary and necessary business expenses (excluding management fees, taxes, interest, and brokerage commissions). The Funds pay no fees for the services that the advisor provides under an Administrative Services Agreement pursuant to which the advisor provides certain administrative and shareholder-related services. From time to time, the advisor may pay, from its own resources, institutions that invest in the Funds or institutions whose customers own shares of the Funds for the provision of certain administrative and/or shareholder-related services.

[ADVISOR ICON] PORTFOLIO MANAGERS

The Funds are managed on a day-to-day basis by AIM Capital, which serves as sub-advisor to the Funds. Assuming approval of the advisory agreement with AIM by each Fund's shareholders at the October 21, 2003 meeting, the Funds will be managed on a day-to-day basis by AIM effective November 5, 2003. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets allocation of Fund assets and risk controls:

FUND                                    PORTFOLIO MANAGER(S)
Treasurer's Money Market Reserve        Team Management
Treasurer's Tax-Exempt Reserve          Team Management

[ADVISOR ICON]  POTENTIAL REWARDS

The Funds offer shareholders the potential for monthly payment of daily income, while maintaining a stable share value, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Funds seek to provide higher returns than other money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Funds are most suitable for investors who:

o    want to earn income at current money market rates.
o    want to preserve the value of their investment.
o    do not want to be exposed to a high level of risk.
o are seeking federally tax-exempt income (Treasurer's Tax-Exempt Reserve Fund only).

You probably do not want to invest in the Funds if you are:
o primarily seeking long-term growth (although the Funds may serve as the cash equivalent portion of a balanced investment program).

[ADVISOR ICON]  SHARE PRICE

The value of your Fund shares is not likely to change from $1.00, although this cannot be guaranteed. This value is known as the Net Asset Value per share, or NAV. Treasurer's Money Market Reserve Fund determines its NAV as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time on each day that the New York Stock Exchange ("NYSE") is open. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time on each day that the NYSE is open. Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

THE COMBINATION OF THE AMORTIZED COST METHOD OF VALUATION AND THE DAILY DECLARATION OF DIVIDENDS MEANS THAT EACH FUND'S NET ASSET VALUE IS EXPECTED TO BE $1.00 PER SHARE, DESPITE CHANGES IN THE MARKET VALUE OF A FUND'S SECURITIES.

The Funds use the amortized cost method for establishing the value of their investments. The amortized cost method values securities at their cost at the time of purchase, and then amortizes the discount or premium to maturity. The Funds declare dividends daily, based upon the interest earned by the Funds' investments that day. The combination of the amortized cost method of valuation and the daily declaration of dividends means that each Fund's net asset value is expected to be $1.00 per share, despite changes in the market value of a Fund's securities. However, we cannot guarantee that each Fund's net asset value will be maintained at a constant value of $1.00 per share.

All purchases, sales, and exchanges of Fund shares are made at the NAV next calculated after your order has been received by the Advisor, or as the case may be A I M Investment Services, Inc. ("AIS"), with proper instructions. Instructions received after the last NAV determination on a particular day will be priced at the next determined NAV on the next day that the NYSE is open. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities ("NSCC") must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions. If the financial institution through which you place purchase and redemption orders, in turn, places its orders to AIS through the NSCC, the Advisor or AIS may not receive those orders until the next business day after the order has been entered into the NSCC.

[ADVISOR ICON]  TIMING AND METHOD OF PAYMENT

Treasurer's Money Market Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 1:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time. Treasurer's Tax-Exempt Reserve Fund determines its net asset value as of 10:00 a.m. Eastern Time, 12:30 p.m. Eastern Time, 3:00 p.m. Eastern Time, and 4:00 p.m. Eastern Time.

Dividends payable on redeemed shares will normally be paid on the next dividend payment date. However, if all of the shares in your account were redeemed, you may request the dividends payable up to the date of redemption with the proceeds of the redemption.

[ADVISOR ICON]  INVESTORS (FOR ACCOUNTS OPENED ON OR AFTER AUGUST 14,
                2003)

MINIMUM INVESTMENTS PER FUND ACCOUNT

The minimum investments for Fund accounts are as follows:

                                INITIAL INVESTMENTS(*)    ADDITIONAL INVESTMENTS
INVESCO Treasurer's
Money Market Reserve Fund             $1 million                No minimum

INVESCO Treasurer's
Tax-Exempt Reserve Fund               $1 million                No minimum

(*) An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

PURCHASING SHARES

For investors investing in the Funds on or after August 14, 2003, the following chart shows several ways you can invest in the Funds. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

                                PURCHASE OPTIONS

METHOD                        OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
Through a Financial           Contact your financial     Same
Intermediary                  intermediary. The
                              financial intermediary
                              should mail your
                              completed account
                              application to A I M
                              Investment Services, Inc.
                              ("AIS") at P.O. Box 0843,
                              Houston, TX 77001-0843.
                              The financial
                              intermediary should call
                              AIS at (800) 659-1005 to
                              receive an account
                              number. Then, the
                              intermediary should use
                              the following wire
                              instructions:

                              The Bank of New York
                              ABA/Routing #: 021000018
                              DDA 8900117443 For
                              Further Credit to the
                              Fund and Your Account #
--------------------------------------------------------------------------------
By Telephone                  Open your account as       Call AIS at (800)
                              described above.           659-1005 and wire
                                                         payment for your
                                                         purchase order in
                                                         accordance with the
                                                         wire instructions noted
                                                         above. You must call
                                                         before the final NAV
                                                         determination in order
                                                         to effect your purchase
                                                         on that day.

--------------------------------------------------------------------------------
By A I M LINK(R)              Open your account as       Complete an A I M
                              described above.           LINK(R)Agreement. Mail
                                                         the application and
                                                         agreement to AIS. Once
                                                         your request for this
                                                         option has been
                                                         processed, you may
                                                         place your order via
                                                         A I M LINK.
--------------------------------------------------------------------------------

REDEEMING SHARES

REDEMPTION FEES

We will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES

--------------------------------------------------------------------------------
                               REDEMPTION OPTIONS
--------------------------------------------------------------------------------
Through a Financial           Contact your financial intermediary.
Intermediary
                              Redemption proceeds will be sent in accordance
                              with the wire instructions specified in the
                              account application you provided AIS. AIS must
                              receive your financial intermediary's call before
                              the day's final NAV determination in order to
                              effect the redemption at the day's closing price.
--------------------------------------------------------------------------------
By Telephone                  A person who has been authorized to make
                              transactions in the account application may make
                              redemptions by telephone. AIS must receive your
                              call before the day's final NAV determination in
                              order to effect the redemption at the day's
                              closing price. If you redeem by telephone, we will
                              send the amount of the redemption proceeds in
                              accordance with your pre-established instructions.
                              We use reasonable procedures to confirm that
                              instructions communicated by telephone are genuine
                              and are not liable for telephone instructions that
                              are reasonably believed to be genuine.
--------------------------------------------------------------------------------
By A I M LINK(R)              Place your redemption request via A I M LINK. AFS
                              must receive your financial intermediary's call
                              before the day's final NAV determination in order
                              to effect the redemption at the day's closing
                              price. If you redeem via A I M LINK, we will
                              transmit your redemption proceeds electronically
                              to your pre-authorized bank account. We are not
                              liable for A I M LINK instructions that are not
                              genuine.
--------------------------------------------------------------------------------
Redemptions by the Fund       If a Fund determines that you have not provided a
                              correct Social Security or other tax ID number on your account application, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

The Funds and their agents reserve the right at any time to:

o    Reject or cancel all or any part of any purchase order;
o    Modify any terms or conditions of purchase of shares of the Funds; or
o Suspend, change or withdraw all or any part of the offer made by this prospectus.

[ADVISOR ICON]  INVESTORS (BEFORE AUGUST 14, 2003)

The chart in this section shows several convenient ways to invest in the Funds if you invest directly through FMC.

There is no charge to invest, exchange, or redeem shares when you make transactions directly through the Advisor. However, if you invest in a Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares. For all new accounts, please send a completed application form and specify the fund or funds you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact AIS, the Funds' transfer agent, to exchange into the fund you choose.

FMC reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. FMC also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire, and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT: $1,000,000, which may be waived in certain cases. MINIMUM SUBSEQUENT INVESTMENT: None.

The following chart shows several ways to invest in the Funds if you invest directly through FMC. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.


METHOD                        INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                      Please see minimum         AIS does not accept
Mail to:                      initial investment         cash, credit cards,
INVESCO Funds Group Inc.,     above.                     travelers' cheques,
P.O. Box 173706,                                         credit card checks,
Denver, CO 80217-3706.                                   instant loan checks,
You may also send your                                   money orders, or third
check by overnight                                       party checks unless
courier to:                                              they are from another
4350 South Monaco Street                                 financial institution
Denver, CO 80237                                         financial institution
                                                         related to a retirement
                                                         plan transfer.
--------------------------------------------------------------------------------
BY WIRE                       Please see minimum
You may send your payment     initial investment
by bank wire (call            above.
1-800-959-4246 for
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH         Please see minimum         You must provide your
Call 1-800-525-8085 to        initial  investment        bank account
request your purchase.        above.                     information to AIS
Upon your telephone                                      prior to using this
instructions, INVESCO will                               option.
move money from your
designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET                   Since the minimum initial  You will need a Web
Go to AIM's Web site          investment for these       browser to use this
at aiminvestments.com.        Funds exceeds the maximum  service. Internet
                              transaction amount on      transactions are
                              Internet transactions,     limited to a maximum of
                              you may only use the       $25,000.
                              Internet for subsequent
                              investments.

METHOD                        INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY EXCHANGE                   $100,000 for regular       See "Exchange Policy."
Between accounts. the same
class of any two INVESCO
Funds or certain classes of
AIM Funds and the shares of
these Funds. Call
1-800-525-8085 for
prospectuses of other
INVESCO funds. Exchanges may
be made by telephone or at
AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM
Funds; call us for further
details and the correct
form.
--------------------------------------------------------------------------------

Purchase of shares by check, other negotiable bank draft or bank wire received by AIS by 4:00 p.m. (Eastern Time) will begin to accrue dividends on the following business day. Similarly, if you request a check or other negotiable bank draft or wire when you redeem Funds shares, and the Advisor receives your request by 4:00 p.m. (Eastern Time), you will receive that day's dividend.

Some shareholders may prefer to receive any current day's dividend on the day they purchase Fund shares, and not receive any current day's dividend on the day they redeem shares. Such transactions must be done by federal bank wire. In that case, you must contact AIS prior to 4:00 p.m. (Eastern Time), provide your federal bank reference number, specifically request that you receive that day's dividend, and make sure that AIS receives the federal bank wire prior to 4:00 p.m. (Eastern Time). If you follow those steps, you will receive the current day's dividend. Similarly, if you wish to redeem Fund shares and receive the proceeds by federal bank wire on the same day, you must contact AIS prior to 4:00 p.m. (Eastern Time), have previously provided instructions for wiring to your bank and specifically request that your payment be wired to you by federal bank wire on the same day. If you follow these steps, you will receive payment by federal bank wire, but will not receive that day's dividend.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

EXCHANGE POLICY. You may exchange your shares in either of the Funds for shares of the Investor Class in another INVESCO fund or into certain classes of another AIM Fund, on the basis of their respective NAVs at the time of the exchange.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

Effective August 14, 2003, all references in this Prospectus to the terms exchange, exchanges, By Exchange, and Exchange Policy will apply only to existing shareholders of the Funds as of the close of business August 13, 2003 and all new shareholders of the Funds after that date will not be allowed to exchange shares of the Funds.

INTERNET TRANSACTIONS. Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO Fund through AIM's Web site. Since the minimum initial investment for these Funds exceeds the maximum transaction amount on Internet transactions, you may only use the Internet for subsequent investments. To use this service, you will need a Web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account. Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. AIS imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security Number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through FMC.

FMC PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY MUTUAL FUND.

SHAREHOLDER ACCOUNTS. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you will receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You will receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

CHECKWRITING. You may redeem shares of a Fund by check. We will provide personalized checks at no charge within thirty days of your account opening. Checks may be made payable to any party in any amount of $2,500 or more. Shares of the Fund will be redeemed to cover payment of the check. AIS reserves the right to institute a charge for this service upon notice to all shareholders. Further information about this option may be obtained from AIS.

TELEPHONE TRANSACTIONS. You may exchange and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for Individual Retirement Accounts ("IRAs") and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through FMC. If you invest in a Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times
- particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances - for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

The following chart shows several ways to sell your Fund shares if you invest directly through FMC.

METHOD                     REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE               $250 (or, if less, full    AIS's telephone redemption
Call us toll-free at       liquidation of the         privileges may be modified
1-800-525-8085.            account) for a redemption  or terminated in the
                           check.                     future at AIS's
                                                      discretion. The maximum
                                                      amount which m ay be
                                                      redeemed by telephone is
                                                      generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                 Any amount.                The redemption request
Mail your request to                                  must be signed by all
AIM Investment Services,                              registered account owners.
Inc.                                                  Payment will be mailed to
[ADDRESS].                                            your address as it appears
You may also send your                                on AIS's records, or to a
request by overnight                                  bank designated by you in
courier to AIM Investment                             writing.
Services, Inc.
[ADDRESS].

--------------------------------------------------------------------------------
BY CHECK                   $2,500 per check.          Personalized checks are
                                                      available from AIS at no
                                                      charge within 30 days of
                                                      your account opening upon
                                                      request. Checks may be
                                                      payable to any party.

--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH      $50                        You must provide your bank
Call 1-800-525-8085 to                                account information to AIS
request your redemption.                              prior to using this
                                                      option. AIS will
                                                      automatically pay the
                                                      proceeds into your
                                                      designated bank account.

--------------------------------------------------------------------------------
BY INTERNET                $50                        You will need a Web
Go to AIM's Web site at                               browser to use this
aiminvestments.com.                                   service. Internet
                                                      transactions are limited
                                                      to a maximum of $25,000.
                                                      AIS will automatically pay
                                                      the proceeds into your
                                                      designated bank account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE   $50                        You must provide your bank
WITH ACH                                              account information to AIS
Automated transactions                                prior to using this
by telephone are available                            option. Automated
for redemptions and                                   transactions are limited
exchanges 1-800-424-8085.                             to a maximum of $25,000.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY     Any amount.                All registered account
Mail your request to:                                 owners must sign the
AIM Investment Services,                              request, with signature
Inc.                                                  guarantees from an
[ADDRESS].                                            eligible guarantor
                                                      financial institution,
                                                      such as a commercial bank
                                                      or a recognized national
                                                      or regional securities
                                                      firm.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $50,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you, and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $50,000 or more.

It is possible that in the future conditions may exist which would make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the trustees of the Funds may authorize payment to be made in portfolio securities or other property of the applicable Fund. However, we are obligated under the Investment Company Act of 1940 to redeem for cash all shares of a Fund presented for redemption by any one shareholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any ninety-day period. Securities delivered in payment of redemptions are valued at fair market value as determined in good faith by the trustees of the Funds. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities. To date, the Funds have always paid for redeemed shares in cash.

[ADVISOR ICON]  DIVIDENDS AND TAXES

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER. WE WILL PROVIDE YOU WITH DETAILED INFORMATION EVERY YEAR ABOUT YOUR DIVIDENDS.

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

Each Fund earns ordinary or investment income from interest on its investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders. You will ordinarily earn income on each day you are invested in one of the Funds, and that income is paid by the Fund to you once a month. Dividends are automatically reinvested in additional shares of a Fund at the net asset value on the monthly dividend distribution date, unless you request that dividends be paid in cash.

Unless you are (or your account is) exempt from income taxes, you must include all dividends paid to you by Treasurer's Money Market Reserve Fund in your taxable income for federal, state, and local income tax purposes. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund or other funds.

Substantially all of the dividends that you receive from Treasurer's Tax-Exempt Reserve Fund are expected to be exempt from federal income taxes, but there is no assurance that this will be the case. For the fiscal year ended May 31, 2003, 99.32% of the dividends declared by this Fund were exempt from federal income taxes. There is no assurance that this will be the case in future years. Dividends that you receive from Treasurer's Tax-Exempt Reserve Fund may be subject to state and local taxes, or to the federal Alternative Minimum Tax.

If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information about your dividends, and the tax status of your dividends, that is required for you to complete your yearly tax filings.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Treasurer's Series Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November ___, 2003, AIM Treasurer's Series Trust was named AIM Treasurer's Series Funds, Inc. (formerly INVESCO Treasurer's Series Funds, Inc.). This Report is available without charge by contacting A I M Investment Services, Inc. at the address or telephone number on the back cover of this Prospectus.

                                                                                              PERIOD
                                                                                              ENDED           YEAR ENDED
                                                          YEAR ENDED MAY 31                   MAY 31          DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
                                               2003       2002          2001          2000       1999(a)       1998
TREASURER'S MONEY MARKET
 RESERVE FUND
PER SHARE DATA
Net Asset Value--Beginning of Period           $1.00       $1.00          $1.00         $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM
 INVESTMENT  OPERATIONS
NET INVESTMENT INCOME EARNED
 AND DISTRIBUTED TO SHAREHOLDERS                0.01        0.02           0.06          0.05       0.02       0.05
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                 $1.00       $1.00          $1.00         $1.00      $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                   1.35%       2.37%          6.03%         5.55%   1.90%(b)      5.46%

RATIOS
Net Assets--End of Period ($000 Omitted)    $493,553    $767,528     $1,428,016    $1,185,282    $52,396    $34,236
Ratio of Expenses to Average Net Assets        0.25%       0.25%          0.25%         0.25%   0.25%(c)      0.25%
Ratio of Net Investment Income to Averagte Net
 Assets                                        1.35%       2.53%          5.89%         5.84%   4.78%(c)      5.35%


(a)  From January 1, 1999 to May 31, 1999.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Annualized

                                                                   18

                                                                                              PERIOD
                                                                                              ENDED           YEAR ENDED
                                                          YEAR ENDED MAY 31                   MAY 31         DECEMBER 31
-----------------------------------------------------------------------------------------------------------------------------
                                               2003       2002          2001          2000       1999(a)       1998
TREASURER'S TAX-EXEMPT RESERVED FUND
PER SHARE DATA
Net Asset Value--Beginning of Period             $1.00     $1.00        $1.00          $1.00           $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM
 INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
 AND DISTRIBUTED TO SHAREHOLDERS                  0.01      0.02         0.04           0.04            0.01          0.03
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                   $1.00     $1.00        $1.00          $1.00           $1.00         $1.00
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                     1.19%     1.81%        3.89%          3.58%        1.16%(b)         3.49%

RATIOS
Net Assets--End of Period ($000 Omitted)       $45,013   $67,406      $59,638        $66,138        $ 30,374       $36,707
Ratio of Expenses to Average Net Assets          0.25%     0.25%        0.25%          0.25%        0.25%(c)         0.25%
Ratio of Net Investment Income to Average Net
 Assets                                          1.19%     1.80%        3.81%          3.59%        2.92%(c)         3.38%


(a)  From January 1, 1999 to May 31, 1999.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Annualized

                                                                 19

OCTOBER __, 2003

AIM TREASURER'S SERIES TRUST
INVESCO TREASURER'S MONEY MARKET RESERVE FUND
INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated October __, 2003 is a supplement to this Prospectus, and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Investment Services, Inc., P.O. Box 0843, Houston, Texas 77001-0843; or call 1-800-659-1005. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-5460 and 033-19862.

811-5460

PROSPECTUS | OCTOBER __, 2003

AIM TREASURER'S SERIES TRUST
INVESCO STABLE VALUE FUND-- CLASS R

A MUTUAL FUND DESIGNED FOR INVESTORS SEEKING CURRENT INCOME, WHILE ATTEMPTING TO MAINTAIN A STABLE VALUE PER SHARE.

CLASS R SHARES ARE SOLD PRIMARILY TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........2
Fund Performance................................4
Fees And Expenses...............................4
Investment Risks................................6
Principal Risks Associated With The Fund........6
Temporary Defensive Positions...................8
Portfolio Turnover..............................8
Fund Management.................................9
Portfolio Managers..............................9
Potential Rewards...............................9
Share Price....................................10
How To Buy Shares..............................10
Your Account Services..........................15
How To Sell Shares.............................15
Dividends, Distributions, And Taxes............18

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | OCTOBER __, 2003

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund. INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. Effective November 5, 2003 AIM Advisors, Inc. ("AIM") will be the investment advisor for the Fund. After that date, INVESCO Institutional will continue to act as the Fund's sub-advisor. Together with our affiliated companies, we at INVESCO Institutional direct all aspects of the management and sale of the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Class R shares. Class R shares are sold to individual retirement accounts ("IRAs"), qualified retirement plans, 403(b) plans, certain deferred compensation plans, retirement savings programs, and educational savings programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers an additional class of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of the Fund, contact AIM Distributors, Inc. ("ADI") at 1-800-525-8085.

This Prospectus will tell you more about:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE
[ADVISOR ICON] WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROW ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

The Fund seeks current income while attempting to maintain a stable net asset value per share (NAV). We do not guarantee that the Fund will be able to achieve its objective. The Fund is actively managed. It invests primarily in fixed-income securities with varying maturities while attempting to maintain an average portfolio duration of not more than five years. It also invests in money market instruments and in contracts with financial institutions that are designed to stabilize the Fund's share value.

Fixed-income securities include, but are not limited to, corporate bonds, government and agency securities, mortgage and other asset-backed securities issued by governmental and non-governmental issuers, and U.S. dollar-denominated foreign securities. The Fund primarily invests in fixed-income securities that are rated investment grade or those deemed by INVESCO Institutional to be of comparable quality at the time of purchase. The Fund will also invest in money market instruments, including bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, repurchase agreements and U.S. government securities. The Fund will also invest in contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks (Wrapper Providers). The Fund may also invest in commingled pools of debt securities having similar characteristics of the Fund and in derivatives. At any given time, the Fund may invest more than 25% of its total assets in industries in the financial services sector. The Wrapper Agreements may impose more stringent standards relating to the types, credit quality, duration, and/or diversification of portfolio securities than those established by the Fund's own investment policies.

The Fund is a type of mutual fund known as a stable value fund. Stable value funds are short-term bond funds that use targeted investment strategies and Wrapper Agreements in seeking to maintain a stable NAV. The Fund is not a money market fund and has risks not present in money market funds. The Fund does not seek to maintain an NAV of $1.00 like a money market fund. However, the Wrapper Agreements are intended to cause the NAV of the Fund to be considerably more stable than a typical high-quality fixed-income fund. Securities in a money market fund generally have a shorter average maturity than securities in the Fund, and the yield of a money market fund will tend to more closely track the direction of current market rates than the yield of the Fund. The combination of the Fund's investments and the longer average duration are normally anticipated to produce higher returns than a money market fund.

Wrapper Agreements assist the Fund in seeking to protect principal. Unlike traditional fixed-income portfolios, the Fund's use of Wrapper Agreements should tend to offset the price fluctuations typically associated with fixed-income securities. Generally, a Wrapper Agreement obligates the Wrapper Provider to maintain the book value (which is a constant dollar value plus interest accrued at the "crediting rate" under the Wrapper Agreement) of the Fund's fixed-income securities and other instruments covered by the Wrapper Agreements (the "Covered Assets"), up to specified amounts, under certain circumstances. In addition, under certain adverse market conditions, the Wrapper Provider may be obligated to make payments to the Fund if the Fund is unable to satisfy its payment obligations from Fund assets. If that occurs, the Wrapper Provider would typically pay the Fund an amount sufficient to cover shareholder redemptions and certain other payments (such as Fund expenses), provided all the terms of the Wrapper Agreement have been met. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary.

Wrapper Agreements are written in terms of book value. Typically, when the market value of the Covered Assets is less than book value, the Wrapper Provider is obligated to pay the Fund the difference between the two values. When determining its NAV, the Fund normally values the Covered Assets at their market value, and values the Wrapper Agreement at the difference between the Covered Assets' market value and book value, so that the sum of the two equals the book value of the Covered Assets. In valuing the Wrapper Agreements this way, the Fund is able, in effect, to value its fixed-income investments at book value, which is not affected by market price fluctuations. As a result, the Fund normally should be able to maintain a constant value for the Covered Assets regardless of market value changes. This accounting method is important in order to enable the Fund to maintain a constant NAV.

Wrapper Agreements specify a formula for calculating a "crediting rate" for the Covered Assets. The crediting rate is the return on the Covered Assets and is used in determining the Fund's distributions to shareholders. The crediting rate is based on the yield to maturity of the Covered Assets, but also includes adjustments for differences between the market value and the book value of the Covered Assets. Adjustments to the crediting rate may reduce the Fund's yield to zero, but the yield will not fall below zero. The crediting rate, and therefore the Fund's return, may be affected by purchases and redemptions by shareholders. The impact depends on whether the market value of the Covered Assets is higher or lower than the book value of those assets at the time of the purchases and redemptions.

If the market value of Covered Assets is higher than their book value, the crediting rate will ordinarily be higher than the yield of the Covered Assets. Under these circumstances, cash from new investors will tend to lower the crediting rate and redemptions by existing shareholders will tend to increase the crediting rate.

If the market value of Covered Assets is lower than their book value, the crediting rate will ordinarily be lower than the yield of the Covered Assets. When the Covered Assets' market value is lower than their book value, the Fund will have, for example, less than $10.00 in cash and bonds for every $10.00 in NAV. Under these circumstances, cash from new investors will tend to increase the market value of the Covered Assets and to increase the crediting rate. Redemptions, however, will tend to reduce the market value of remaining Covered Assets and to reduce the crediting rate. If the Fund has significant redemptions when the market value of the Covered Assets is below their book value, the Fund's yield could be reduced significantly to a level that is not competitive with other investment options. This could result in additional redemptions which would tend to lower the crediting rate further. If redemptions continue, the Fund's yield could be reduced to zero.

The Fund combines bottom-up and top-down analysis to select securities for its portfolio. Top-down research and analysis establishes a strategy to earn return from changes in the yield curve, spread, credit, and volatility. Each security is analyzed and a strategy developed specifically for a stable value portfolio. We then look to each available bond sector. INVESCO Institutional selects those sectors that it believes provide the proper risk exposures in the least expensive way. By analyzing each return driver first and developing sector strategies second, the Fund attempts to earn consistent excess returns and avoid unintended risks. Once sectors are selected, a bottom up analysis commences.

Securities are selected using a bottom-up process. Sector specialists working in tandem with credit research analysts seek to identify the most attractive securities that meet the credit criteria and best implement the selected strategy.

Although the Fund seeks to preserve a stable NAV, there are risks associated with fixed-income investing. The value of fixed-income securities and related derivatives could fluctuate or fall if:

o  There is a sharp rise in interest rates.
o  There is a decline in an issuer's credit rating.
o  There is a change in interest rates or an economic downturn.
o  Securities INVESCO Institutional has selected do not perform as expected.
o Adverse political, economic or social developments undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign securities.
o A price quotation was not readily available and the Fund was not able to sell a security at a price that reflects our estimate of its value.
o INVESCO Institutional were to misjudge the potential risks and rewards of derivatives investing.

o The amount and timing of shareholder purchases and redemptions affects the Fund's performance and income.

The Fund attempts to reduce the risks of investing in fixed-income securities by allocating assets among a diversified group of issuers; by primarily investing in fixed-income securities that are rated investment grade, at the time of purchase; and by investing in Wrapper Agreements. In addition, INVESCO Institutional seeks to avoid these risks and maintain a stable NAV by targeting an average portfolio duration of not more than five years. INVESCO Institutional may use various investment techniques in seeking to maintain the desired duration, such as certain common derivatives instruments.

The use of Wrapper Agreements has its own risks, including:

o The possibility of default or deterioration in the creditworthiness of the Wrapper Provider.
o The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets or to replace terminated Wrapper Agreement coverage with that having at least as favorable terms and/or cost.
o The fact that the Wrapper Agreements do not assume the credit risk associated with the Fund's fixed-income securities and other investments.
o The possibility that the Fund's yield, which is based on the crediting rate, may not reflect prevailing market interest rates.
o The costs incurred by the Fund to purchase Wrapper Agreements which will reduce its return, possibly preventing the Fund from performing as well as other high quality fixed-income funds of comparable duration.
o The possibility that a government or self-regulatory agency, or the Fund's board of trustees, could determine that it is not appropriate to value Wrapper Agreements at the difference between market value and book value of the Fund's Covered Assets.

Although the Fund may initially have only one Wrapper Agreement, the Fund attempts to offset the risks of investing in Wrapper Agreements by diversifying its investments in Wrappers Agreements among different Wrapper Providers and by monitoring the creditworthiness of the issuers of the securities in which the Fund invests and of the Wrapper Providers. At the time the Fund enters into a Wrapper Agreement, the Wrapper Provider will have received a high quality rating as to its long-term debt obligations.

At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. For example, the financial services sector is subject to extensive government regulation. Changes in government regulation and interest rates and economic downturns can have a significant negative impact on the financial services sector, including Wrapper Providers. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is not intended for investors seeking capital appreciation. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio.

The Fund is subject to other principal risks such as market, duration, prepayment, security selection, liquidity, pricing, opportunity, derivatives, foreign securities, counterparty, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund is not a money market fund. Although the Fund seeks to maintain a stable NAV, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

Since the Fund's shares were not offered until ____________, 2003, the Fund does not yet have a full calendar year of performance. Accordingly, performance is not included for the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class R shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made with less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Redemption Fee Trigger" is "active." ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive. For more information on the Redemption Fee Trigger, please see the sections entitled "How To Buy Shares" and "How To Sell Shares." Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Redemption Fee Trigger is active. Shareholders should check with their financial intermediary directly.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

Maximum Front-End Sales Charge on purchases as a percentage
  of offering price                                                     None
Maximum Contingent Deferred Sales Charge (CDSC) as a percentage
  of the total original cost of the shares                              None
Maximum Sales Charge on reinvested dividends/distributions              None
Redemption/Exchange Fee (as a percentage of amount redeemed)            2.00%(1)

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

Management Fees                                                         0.60%
Distribution and Service (12b-1) Fees(2)                                0.50%
Other Expenses(3),(4),(5)                                               0.86%
                                                                        -----
Total Annual Fund Operating Expenses(4),(5),(6)                         1.96%
                                                                        =====

(1) The amount of, and method of applying, the Redemption fee, including the operation of the Redemption Fee Trigger, may be changed in the future. Shares currently offered in this Prospectus would be subject to the Redemption Fee as described in this Prospectus. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares" for more information.

(2) Because Class R shares pay a 12b-1 distribution and service fee which is based upon the class's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(3)  Other Expenses include the annual fees the Fund pays for Wrapper
     Agreements.

(4)  Based on estimated expenses for the current fiscal year.

(5) Certain expenses of the Fund will be voluntarily absorbed by the Advisor pursuant to a commitment between the Advisor and the Fund. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Class R shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.00% and 1.05%, respectively, of the Fund's average net assets attributable to Class R shares.

(6) The Advisor is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary commitment between the Fund and the Advisor if such reimbursements do not cause the class to exceed voluntary expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. This commitment may be changed at any time following consultation with the board of trustees.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Class R shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Class R shares of the Fund for the time periods indicated and redeem all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Class R shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Class R shares may be higher or lower, based on these assumptions your costs would be:

                                       1 year       3 years

     Class R                            $194         $600

[ARROWS ICON]  INVESTMENT RISKS

      You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

      NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

      NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

      POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

      VOLATILITY. The price of your mutual fund shares may increase or decrease with changes in the value of the Fund's underlying investments and changes in the fixed income markets as a whole.

      NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

In addition to the risks discussed above regarding the Fund's investment in Wrapper Agreements, you should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK
Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, the Fund's new investments are likely to be in debt securities paying lower rates than the rest of the Fund's portfolio when interest rates go down. A weak economy or strong stock market may cause interest rates to decline. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

CREDIT RISK
The Fund invests in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value. For the Covered Assets, this risk factor may cause a security to cease to qualify as a Covered Asset and may also affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

MARKET RISK
Security prices vary and may fall, thus reducing the value of the Fund's investments. Certain securities selected for the Fund's portfolio may decline in value more than the overall market. In addition, although individual securities may outperform the market, the market may decline as a result of various conditions, such as rising interest rates, regulatory developments or deteriorating economic conditions. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

DURATION RISK
Duration is a measure of a debt security's sensitivity to interest rate changes. Duration incorporates a bond's yield, coupon interest payments, and final maturity on call features into one measure, with longer durations usually more sensitive to interest rate fluctuations. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

PREPAYMENT RISK
The Fund may invest in mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

SECURITY SELECTION RISK
While the Fund invests primarily in short- to intermediate-term securities, which by nature are relatively stable investments, there is a risk that the securities INVESCO Institutional selects will not perform as expected.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

PRICING RISK
At times, price quotations for securities may not be readily available. When that occurs, the Advisor determines their fair value using procedures that have been adopted by the board of trustees. Use of fair value procedures subjects the Fund to possible risk that the Advisor's prices may be higher or lower than the prices that the securities might be sold for. If the Advisor values the securities too high, you may end up paying too much for Fund shares when you buy. Conversely, if the Advisor values the securities too low, you may not receive full market value for your Fund shares when you sell them. For Wrapper Agreements, there is the further risk that this fair value methodology may be deemed inappropriate by regulatory or accounting authority.

According to procedures adopted by the board of trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value of the Fund's Covered Assets. In determining fair value, the board will consider, among other factors, the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

OPPORTUNITY RISK
With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity from other less conservative but potentially more rewarding investments. The Fund has an investment goal of current income, not capital appreciation. Therefore the Fund, by itself, will not be a suitable investment for people seeking long-term growth.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Other types of derivatives include swaps, caps, floors, and collars.

FOREIGN SECURITIES RISKS
Investments in foreign issuers carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

      POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

      REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

      DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

COUNTERPARTY RISK
This is a risk associated with repurchase agreements and derivative instruments. This is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

PORTFOLIO TURNOVER RISK
The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher transaction costs.

            --------------------------------------------------------

Although the Fund generally invests in fixed-income securities, money market securities, and Wrapper Agreements, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                                            RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities and pays    Market Risk
for them in cash at the normal trade settlement
time. When the Fund purchases a delayed delivery
or when-issued security, it promises to pay in the
future - for example, when the security is
actually available for delivery to the Fund. The
Fund's obligation to pay is usually fixed when the
Fund promises to pay. Between the date the Fund
promises to pay and the date the securities are
actually received, the Fund bears the risk that
the market value of the when-issued security may
decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to buy or sell     Market, Counterparty,
a specific amount of a financial instrument (such     Liquidity, and Derivatives
as an index option) at a stated price on a stated     Risks
date. The Fund may use futures contracts to provide liquidity and hedge portfolio value.

--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or receive an      Information, Liquidity,
index, or commodity, or cash payment depending on     and Derivatives Risks
the price of the underlying security or the
performance of an index or other benchmark.
Includes options on specific securities and stock
indices, and options on stock index futures. May
be used in the Fund's portfolio to provide
liquidity and hedge portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts, swaps, caps,     Counterparty, Liquidity,
floors, and collars. The Fund may use these           Market, Derivatives, and
financial instruments to increase or decrease its     Regulatory Risks
exposure to changing securities prices, interest
rates, currency exchange rates, or other factors.
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND SECTION 4(2) PAPER
Securities that are not registered, but which are     Liquidity Risk
bought and sold solely by institutional investors.
The Fund considers many Rule 144A securities to be
"liquid," although the market for such securities
typically is less active than the public
securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing virtually all of the Fund's assets in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate compared to many other mutual funds. The Fund's portfolio turnover for the fiscal year ending May 31, 2004 may exceed 200%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher transaction costs.

[ADVISOR ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative, accounting and legal and compliance services. Effective November 5, 2003, AIM will serve as the Fund's investment advisor. AIM is located at 11 Greenway Plaza, Houston, Texas. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 100 West Market Street, Louisville, Kentucky. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

AIM Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional, and ADI are subsidiaries of AMVESCAP PLC.

[ADVISOR ICON]  PORTFOLIO MANAGERS
The Fund is team managed on a day-to-day basis by INVESCO Institutional, which serves as sub-advisor to the Fund. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

KENNETH R. BOWLING, Director of U.S. Fixed Income of INVESCO Institutional, is the lead portfolio manager of the Fund. Before joining INVESCO Institutional in 1993, he was a lead engineer with General Electric and a project engineer with General Motors. Ken is a CFA charterholder. He holds an M.B.A. in engineering and a B.S. from the University of Louisville.

JOHN BRENNAN, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was a senior fixed income portfolio manager for Freddie Mac. John holds an M.B.A. from the College of William and Mary and a B.S. from the University of Maryland.

W. BRUCE HARLEY, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. He joined INVESCO Institutional in 1989. Bruce is a CFA charterholder and a Certified Employee Benefit Specialist. He holds a B.S. in economics from the University of Louisville.

RICHARD J. KING, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was chairman of the core sector group for Criterion Investment Management, a managing director and portfolio manager with Bear Stearns Asset Management, an investment analyst with Ohio PERS, and an auditor for Touche Ross & Co. Richard is a CFA charterholder and a CPA. He holds a B.S. from Ohio State University.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential for current income, while maintaining a stable NAV, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Fund seeks to provide higher returns than money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:

o  are primarily seeking higher current income.
o  want to preserve the value of their investment.

o  do not want to be exposed to a high level of risk.

You probably do not want to invest in the Fund if you are:
o primarily seeking long-term growth (although the Fund may serve as the cash equivalent portion of a balanced investment program).

[ADVISOR ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS (EXCLUDING WRAPPER AGREEMENTS) +FAIR VALUE OF WRAPPER AGREEMENTS
+ACCRUED INTEREST AND DIVIDENDS
-FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/NUMBER OF SHARES
=YOUR SHARE PRICE (NAV)

The Fund's NAV is the value of a single share. The Fund seeks to maintain a stable NAV based upon the market value of its bond and other investments, the fair value of its Wrapper Agreements (generally valued as the difference between the market value and the book value of the Covered Assets) and cash or cash equivalents. The Advisor determines the value of the Fund's holdings each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets (other than Wrapper Agreements) including accrued interest plus the fair value of the Wrapper Agreements; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you or your financial intermediary. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

Wrapper Agreements are valued at their fair value pursuant to a method approved by the Fund's board of trustees. In determining the value of its Wrapper Agreements, the board of trustees considers a number of factors, which may include the creditworthiness and ability of Wrapper Providers to pay amounts due under Wrapper Agreements, the terms of the Wrapper Agreements, the securities covered, and the enforceability of the contracts. An enforceable Wrapper Agreement with a creditworthy counterparty typically will be valued at the difference between the book value and the market value of the Fund's Covered Assets, pursuant to valuation procedures adopted by the board of trustees. However, the procedures do not require this result, and the board may determine another value to be more appropriate.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers two classes of shares. The chart in this section shows several convenient ways to invest in the Class R shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please contact the plan or program sponsor for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

There is no charge to invest directly in Class R shares through ADI. For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund-Class A. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

IRA MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS (CERTAIN EXEMPTIONS MAY APPLY)

Minimum Initial Investment      $5,000
Minimum Subsequent Investments  $50

QUALIFIED PLAN MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS+

Minimum Initial Investment      $5,000
Minimum Subsequent Investment   $50


The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                         INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                       Please refer to the        AIS does not accept
Mail to:                       investment minimums        cash, credit cards,
INVESCO Funds Group, Inc.,     above.                     travelers' cheques,
P.O. Box 173706,                                          credit card checks,
Denver, CO 80217-3706.                                    instant loan checks,
You may also send your                                    money orders, or third
check by overnight courier                                party checks unless
to: 4350 South Monaco Street,                             they are from another
Denver, CO 80237.                                         financial institution
                                                          related to a
                                                          retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                        Please refer to the
You may send your payment by   investment minimums above.
bank wire (call 1-800-959-4246
for instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          Please refer to the        You must provide your
Call 1-800-525-8085 to         investment minimums above. bank account
request your purchase. Upon                               information to AIS
your telephone instructions,                              prior to using this
AIS will move money from                                  option.
your designated bank/credit
union checking or savings
account in order to purchase
shares.
--------------------------------------------------------------------------------
BY EXCHANGE

Between the same class of      Please refer to the        See "Exchange Policy."
any two INVESCO funds or       investment minimums above.
certain classes of AIM
Funds. Call 1-800-525-8085
for prospectuses of other
INVESCO funds. Exchanges may
be made by telephone or at
AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM
Funds; call us for further
details and the correct
form.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange but you may be subject to a redemption/exchange fee described below.

--------------------------------------------------------------------------------
         SHAREHOLDERS INVESTED                WILL BE OFFERED THE ABILITY
           IN THE FOLLOWING                      TO EXCHANGE INTO THE
     CLASSES OF THE INVESCO FUNDS:         FOLLOWING CLASSES OF THE AIM FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares              o  Class A Shares of Category I and II AIM
                                         Funds and AIM Tax-Exempt Cash Fund
o  Class A Shares(1)
                                      o  Class A3 Shares of all AIM Funds

                                      o  AIM Cash Reserve Shares of AIM Money
                                         Market Fund
--------------------------------------------------------------------------------
o  Class B Shares                     o  Class B Shares of all AIM Funds, with
                                         the exception of AIM Floating Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares                     o  Class C Shares of all AIM Funds, with
                                         the exception of AIM Floating Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares         o  Institutional Class Shares of all AIM
                                         Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                     o  There is currently no like class of
                                         shares offered by the AIM Funds
--------------------------------------------------------------------------------
o  Class R Shares                     o  Class R Shares [of all AIM Funds]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         SHAREHOLDERS INVESTED              WILL BE OFFERED THE ABILITY
           IN THE FOLLOWING                     TO EXCHANGE INTO THE
       CLASSES OF THE AIM FUNDS:         FOLLOWING CLASSES OF THE INVESCO FUNDS:
--------------------------------------------------------------------------------

o  Class A Shares of all AIM Funds,   o Class A Shares of all INVESCO Funds(2)
   with the exception of Class A
   Shares of Category III Funds
   purchased at net asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM
   Money Market Fund

o  Class B Shares of all AIM Funds    o Class B Shares of all INVESCO Funds

o  Class C Shares of all AIM Funds    o Class C Shares of all INVESCO Funds

o  Institutional Class Shares of      o Institutional Class Shares of all
   all AIM Retail Funds                 INVESCO Funds

o  Class R Shares                     o Class R Shares of [INVESCO International
                                        Core Equity Fund]
--------------------------------------------------------------------------------

----------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund.

An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o Exchanges may be subject to a redemption fee described below. Please see the prospectus of the fund into which you are exchanging for additional information on this charge.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION/EXCHANGE FEES. If you redeem or exchange Class R shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions, in general, are those made for a distribution from the account of an IRA owner:

o  who is over the age of 59 1/2;
o  who is deceased;
o  who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o  who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time of when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by the Advisor and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

DISTRIBUTION EXPENSES. The Fund's board of trustees has adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for Class R shares of the Fund. The 12b-1 fees paid by the Fund are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund pays these fees out of its Class R assets on an ongoing basis, these fees increase the cost of your investment.

Under the Plan, payments are limited to an amount computed at 0.50%. If distribution expenses for the class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. ADI maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

ADI PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Call ADI at 1-800-525-8085 or your financial intermediary to request a redemption form. The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Although the Fund seeks to maintain a stable NAV, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

You may be charged a redemption/exchange fee at the time of redemption or exchange. When the Redemption Fee Trigger is active, redemptions or exchanges that are not qualified IRA redemptions or qualified Plan redemptions as described in this section will be subject to a 2% redemption/exchange fee.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days. Redemption proceeds may be made in whole or in part in securities and in Wrapper Agreements, selected solely at the discretion of INVESCO Institutional. For more information, see the section entitled "Redemptions In Kind" in the Statement of Additional Information.

If you participate in EasiVest, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $1,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $1,000 or more.

REDEMPTION/EXCHANGE FEES. If you redeem or exchange Class R shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

o  who is over the age of 59 1/2;
o  who is deceased;
o  who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o  who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by the Advisor and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.

METHOD                         REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE
Call us toll-free at:          $250 (or, if less, full    AIS's telephone
1-800-525-8085.                liquidation of the         redemption privileges
                               account) for a redemption  may be modified or
                               check.                     terminated in the
                                                          future at AIS's
                                                          discretion. The
                                                          maximum amount which
                                                          may be redeemed by
                                                          telephone is generally
                                                          $25,000.
--------------------------------------------------------------------------------
IN WRITING
Mail your request to:          Any amount.                The redemption request
AIM Investment Services, Inc.                             must be signed by all
[ADDRESS]                                                 registered account
                                                          owners. Payment will
                                                          be mailed to your
                                                          address as it appears
                                                          on AIS's records, or
                                                          to a bank designated
                                                          by you in writing.
You may also send your request
by overnight courier to:
[ADDRESS]
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.                All registered account
Mail your request to:                                     owners must sign the
AIM Investment Services, Inc.                             request, with
[ADDRESS]                                                 signature guarantees
                                                          from an eligible
                                                          guarantor financial
                                                          institution, such as a
                                                          commercial bank or a
                                                          recognized national or
                                                          regional securities
                                                          firm.

[GRAPH ICON]  DIVIDENDS, DISTRIBUTIONS, AND TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in and receiving distributions from the Fund.

The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the company's board of trustees. The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. As this Fund is only available to retirement plans and other tax-advantaged savings accounts, dividends and capital gain distributions are automatically reinvested in additional shares of the Fund.

The Fund's daily dividends will be based on the crediting rate for Covered Assets, and on interest, dividends and other income for its other assets. The crediting rate may be more or less than the Fund's income as determined under generally accepted accounting principles or tax rules and regulations. If the Fund's daily dividends exceed the Fund's taxable income, the portion distributed in excess of taxable income will be treated as a return of capital for federal tax purposes. If the Fund's daily dividends are less than the Fund's taxable income, the Fund may be required to make additional distributions in order to meet federal tax requirements. If the Fund is required to make an additional income or capital gain distribution for tax purposes, the Fund's NAV may decline by the amount of the distribution. In order to maintain a stable NAV, the Fund may simultaneously declare a reverse stock split equal to the amount of the distribution. In the event of a reverse stock split, the number of shares you own will not change since your dividends and capital gain distributions are automatically reinvested in additional shares of the Fund. Return of capital distributions and reverse stock splits are not taxable events, but will require cost basis adjustments.

OCTOBER__, 2003


AIM TREASURER'S SERIES TRUST
INVESCO STABLE VALUE FUND - CLASS R

You may obtain additional information about the Fund from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund will also prepare annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated October ___, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus or SAI, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-5460 and 033-19862.






811-5460

PROSPECTUS | OCTOBER __, 2003

AIM TREASURER'S SERIES TRUST
INVESCO STABLE VALUE FUND-- INSTITUTIONAL CLASS

A NO-LOAD CLASS OF SHARES DESIGNED FOR INVESTORS SEEKING CURRENT INCOME, WHILE ATTEMPTING TO MAINTAIN A STABLE VALUE PER SHARE.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks.........2
Fund Performance................................4
Fees And Expenses...............................4
Investment Risks................................5
Principal Risks Associated With The Fund........6
Temporary Defensive Positions...................8
Portfolio Turnover..............................8
Fund Management.................................8
Portfolio Managers..............................9
Potential Rewards...............................9
Share Price....................................10
How To Buy Shares..............................10
Your Account Services..........................16
How To Sell Shares.............................16
Dividends, Distributions, And Taxes............19








The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | OCTOBER __, 2003

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Fund. INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") is the sub-advisor for the Fund. Effective November 5, 2003, AIM Advisors, Inc. ("AIM") will be the investment advisor for the Fund. After that date, INVESCO Institutional will continue to act as the Fund's sub-advisor. Together with our affiliated companies, we at INVESCO Institutional direct all aspects of the management and sale of the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Fund's Institutional Class shares which are offered only to institutional investors and qualified retirement plans, primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). The Fund also offers an additional class of shares through a separate prospectus. Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares." To obtain additional information about the other class of the Fund, contact AIM Distributors, Inc. ("ADI") at 1-800-525-8085.

This Prospectus will tell you more about:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE
[ADVISOR ICON] WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

The Fund seeks current income while attempting to maintain a stable net asset value per share (NAV). We do not guarantee that the Fund will be able to achieve its objective. The Fund is actively managed. It invests primarily in fixed-income securities with varying maturities while attempting to maintain an average portfolio duration of not more than five years. It also invests in money market instruments and in contracts with financial institutions that are designed to stabilize the Fund's share value.

Fixed-income securities include, but are not limited to, corporate bonds, government and agency securities, mortgage and other asset-backed securities issued by governmental and non-governmental issuers, and U.S. dollar-denominated foreign securities. The Fund primarily invests in fixed-income securities that are rated investment grade or those deemed by INVESCO Institutional to be of comparable quality at the time of purchase. The Fund will also invest in money market instruments, including bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, repurchase agreements and U.S. government securities. The Fund will also invest in contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks (Wrapper Providers). The Fund may also invest in commingled pools of debt securities having similar characteristics of the Fund and in derivatives. At any given time, the Fund may invest more than 25% of its total assets in industries in the financial services sector. The Wrapper Agreements may impose more stringent standards relating to the types, credit quality, duration, and/or diversification of portfolio securities than those established by the Fund's own investment policies.

The Fund is a type of mutual fund known as a stable value fund. Stable value funds are short-term bond funds that use targeted investment strategies and Wrapper Agreements in seeking to maintain a stable NAV. The Fund is not a money market fund and has risks not present in money market funds. The Fund does not seek to maintain an NAV of $1.00 like a money market fund. However, the Wrapper Agreements are intended to cause the NAV of the Fund to be considerably more stable than a typical high-quality fixed-income fund. Securities in a money market fund generally have a shorter average maturity than securities in the Fund, and the yield of a money market fund will tend to more closely track the direction of current market rates than the yield of the Fund. The combination of the Fund's investments and the longer average duration are normally anticipated to produce higher returns than a money market fund.

Wrapper Agreements assist the Fund in seeking to protect principal. Unlike traditional fixed-income portfolios, the Fund's use of Wrapper Agreements should tend to offset the price fluctuations typically associated with fixed-income securities. Generally, a Wrapper Agreement obligates the Wrapper Provider to maintain the book value (which is a constant dollar value plus interest accrued at the "crediting rate" under the Wrapper Agreement) of the Fund's fixed income securities and other instruments covered by the Wrapper Agreements (the "Covered Assets"), up to specified amounts, under certain circumstances. In addition, under certain adverse market conditions, the Wrapper Provider may be obligated to make payments to the Fund if the Fund is unable to satisfy its payment obligations from Fund assets. If that occurs, the Wrapper Provider would typically pay the Fund an amount sufficient to cover shareholder redemptions and certain other payments (such as Fund expenses), provided all the terms of the Wrapper Agreement have been met. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary.

Wrapper Agreements are written in terms of book value. Typically, when the market value of the Covered Assets is less than the book value, the Wrapper Provider is obligated to pay the Fund the difference between the two values. When determining its NAV, the Fund normally values the Covered Assets at their market value, and values the Wrapper Agreement at the difference between the Covered Assets' market value and book value, so that the sum of the two equals the book value of the Covered Assets. In valuing the Wrapper Agreements this way, the Fund is able, in effect, to value its fixed-income investments at book value, which is not affected by market price fluctuations. As a result, the Fund normally should be able to maintain a constant value for the Covered Assets regardless of market value changes. This accounting method is important in order to enable the Fund to maintain a constant NAV.

Wrapper Agreements specify a formula for calculating a "crediting rate" for the Covered Assets. The crediting rate is the return on the Covered Assets and is used in determining the Fund's distributions to shareholders. The crediting rate is based on the yield to maturity of the Covered Assets, but also includes adjustments for differences between the market value and the book value of the Covered Assets. Adjustments to the crediting rate may reduce the Fund's yield to zero, but the yield will not fall below zero. The crediting rate, and therefore the Fund's return, may be affected by purchases and redemptions by shareholders. The impact depends on whether the market value of the Covered Assets is higher or lower than the book value of those assets at the time of the purchases and redemptions.

If the market value of Covered Assets is higher than their book value, the crediting rate will ordinarily be higher than the yield of the Covered Assets. Under these circumstances, cash from new investors will tend to lower the crediting rate and redemptions by existing shareholders will tend to increase the crediting rate.

If the market value of Covered Assets is lower than their book value, the crediting rate will ordinarily be lower than the yield of the Covered Assets. When the Covered Assets' market value is lower than their book value, the Fund will have, for example, less than $10.00 in cash and bonds for every $10.00 in NAV. Under these circumstances, cash from new investors will tend to increase the market value of the Covered Assets and to increase the crediting rate. Redemptions, however, will tend to reduce the market value of remaining Covered Assets and to reduce the crediting rate. If the Fund has significant redemptions when the market value of the Covered Assets is below their book value, the Fund's yield could be reduced significantly to a level that is not competitive with other investment options. This could result in additional redemptions which would tend to lower the crediting rate further. If redemptions continue, the Fund's yield could be reduced to zero.

The Fund combines bottom-up and top-down analysis to select securities for its portfolio. Top-down research and analysis establishes a strategy to earn return from changes in the yield curve, spread, credit, and volatility. Each is analyzed and a strategy developed specifically for a stable value portfolio. We then look to each available bond sector. INVESCO Institutional selects those sectors that it believes provide the proper risk exposures in the least expensive way. By analyzing each return driver first and developing sector strategies second, the Fund attempts to earn consistent excess returns and avoid unintended risks. Once sectors are selected, a bottom up analysis commences.

Securities are selected using a bottom-up process. Sector specialists working in tandem with credit research analysts seek to identify the most attractive securities that meet the credit criteria and best implement the selected strategy.

Although the Fund seeks to preserve a stable NAV, there are risks associated with fixed-income investing. The value of fixed-income securities and related derivatives could fluctuate or fall if:

o  There is a sharp rise in interest rates.
o  There is a decline in an issuer's credit rating.
o  There is a change in interest rates or an economic downturn.
o Securities INVESCO Institutional has selected do not perform as expected. o Adverse political, economic or social developments undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign securities.
o A price quotation was not readily available and the Fund was not able to sell a security at a price that reflects our estimate of its value.
o INVESCO Institutional were to misjudge the potential risks and rewards of derivatives investing.
o The amount and timing of shareholder purchases and redemptions affects the Fund's performance and income.

The Fund attempts to reduce the risks of investing in fixed-income securities by allocating assets among a diversified group of issuers; by primarily investing in fixed-income securities that are rated investment grade, at the time of purchase; and by investing in Wrapper Agreements. In addition, INVESCO Institutional seeks to avoid these risks and maintain a stable NAV by targeting an average portfolio duration of not more than five years. INVESCO Institutional may use various investment techniques in seeking to maintain the desired duration, such as certain common derivatives instruments.

The use of Wrapper Agreements has its own risks, including:

o The possibility of default or deterioration in the creditworthiness of the Wrapper Provider.
o The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets or to replace terminated Wrapper Agreement coverage with that having at least as favorable terms and/or cost.
o The fact that the Wrapper Agreements do not assume the credit risk associated with the Fund's fixed-income securities and other investments.
o The possibility that the Fund's yield, which is based on the crediting rate, may not reflect prevailing market interest rates.
o The costs incurred by the Fund to purchase Wrapper Agreements which will reduce its return, possibly preventing the Fund from performing as well as other high quality fixed-income funds of comparable duration.
o The possibility that a government or self-regulatory agency, or the Fund's board of trustees, could determine that it is not appropriate to value Wrapper Agreements at the difference between market value and book value of the Fund's Covered Assets.

Although the Fund initially has only one Wrapper Agreement, the Fund attempts to offset the risks of investing in Wrapper Agreements by diversifying its investments in Wrappers Agreements among different Wrapper Providers and by monitoring the creditworthiness of the issuers of the securities in which the Fund invests and of the Wrapper Providers. At the time the Fund enters into a Wrapper Agreement, the Wrapper Provider will have received a high quality rating as to its long-term debt obligations.

At any given time, the Fund may be subject to sector risk. Companies with similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. For example, the financial services sector is subject to extensive government regulation. Changes in government regulation and interest rates and economic downturns can have a significant negative impact on the financial services sector, including Wrapper Providers. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is not intended for investors seeking capital appreciation. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio.

The Fund is subject to other principal risks such as market, duration, prepayment, security selection, liquidity, pricing, opportunity, derivatives, foreign securities, counterparty, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Fund." An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund is not a money market fund. Although the Fund seeks to maintain a stable NAV, there is always a risk that you may lose money on your investment in the Fund.

[GRAPH ICON]  FUND PERFORMANCE

Since the Fund's shares were not offered until ____________, 2003, the Fund does not yet have a full calendar year of performance. Accordingly, performance is not included for the Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

Under normal circumstances, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made with less than twelve months' prior written notice to the Fund are subject to a redemption fee of 2% of the amount redeemed payable to the Fund. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the "Redemption Fee Trigger" is "active." ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive. For more information on the Redemption Fee Trigger, please see the sections entitled "How To Buy Shares" and "How To Sell Shares." Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Redemption Fee Trigger is active. Shareholders should check with their financial intermediary directly.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

Maximum Front-End Sales Charge on purchases as a percentage
of offering price                                                       None

Maximum Contingent Deferred Sales Charge (CDSC) as a percentage
of the total original cost of the shares                                None

Maximum Sales Charge on reinvested dividends/distributions              None

Redemption/Exchange Fee (as a percentage of amount redeemed)            2.00%(1)


ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

Management Fees                                                         0.60%
Distribution and Service (12b-1) Fees                                   None
Other Expenses(2)(3)(4)                                                 0.77%
                                                                        -----
Total Annual Fund Operating Expenses(3)(4)(5)                           1.37%
                                                                        =====

(1) The amount of, and method of applying, the Redemption fee, including the operation of the Redemption Fee Trigger, may be changed in the future. Shares currently offered in this Prospectus would be subject to the Redemption Fee as described in this Prospectus. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares" for more information.
(2)  Other Expenses include the annual fees the Fund pays for Wrapper
     Agreements.
(3)  Based on estimated expenses for the current fiscal year.
(4) Certain expenses of the Fund will be voluntarily absorbed by the Advisor pursuant to a commitment between the Advisor and the Fund. This commitment may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, the Fund's Institutional Class shares' Other Expenses and Total Annual Fund Operating Expenses are estimated to be 0.00% and 0.60%, respectively, of the Fund's average net assets attributable to Institutional Class shares.
(5) The Advisor is entitled to reimbursement from the class, if applicable, for fees and expenses voluntarily absorbed pursuant to a voluntary commitment between the Fund and the Advisor if such reimbursements do not cause the class to exceed voluntary expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. This commitment may be changed at any time following consultation with the board of trustees.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Institutional Class shares of the Fund for the time periods indicated and redeem all of your shares at the end of each period. The Example also assumes that your investment had a hypothetical 5% return each year, and that the Fund's Institutional Class shares' operating expenses remain the same. Although the actual costs and performance of the Fund's Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

                                             1 year       3 years

           Institutional Class                $139         $434

[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares may increase or decrease with changes in the value of the Fund's underlying investments and changes in the fixed income markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUND

In addition to the risks discussed above regarding the Fund's investments in Wrapper Agreements, you should consider the special risk factors discussed below associated with the Fund's policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in the Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, the Fund's new investments are likely to be in debt securities paying lower rates than the rest of the Fund's portfolio when interest rates go down. A weak economy or strong stock market may cause interest rates to decline. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

CREDIT RISK

The Fund invests in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value. For the Covered Assets, this risk factor may cause a security to cease to qualify as a Covered Asset and may also affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

MARKET RISK

Security prices vary and may fall, thus reducing the value of the Fund's investments. Certain securities selected for the Fund's portfolio may decline in value more than the overall market. In addition, although individual securities may outperform the market, the market may decline as a result of various conditions, such as rising interest rates, regulatory developments or deteriorating economic conditions. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration incorporates a bond's yield, coupon interest payments, and final maturity on call features into one measure, with longer durations usually more sensitive to interest rate fluctuations. For the Covered Assets, this risk factor will affect the crediting rate under the Wrapper Agreements, which in turn, affects the Fund's yield.

PREPAYMENT RISK

The Fund may invest in mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased.

SECURITY SELECTION RISK

While the Fund invests primarily in short- to intermediate-term securities, which by nature are relatively stable investments, there is a risk that the securities INVESCO Institutional selects will not perform as expected.

LIQUIDITY RISK

The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

PRICING RISK

At times, price quotations for securities may not be readily available. When that occurs, the Advisor determines their fair value using procedures that have been adopted by the board of trustees. Use of fair value procedures subjects the Fund to possible risk that the Advisor's prices may be higher or lower than the prices that the securities might be sold for. If the Advisor values the securities too high, you may end up paying too much for Fund shares when you buy. Conversely, if the Advisor values the securities too low, you may not receive full market value for your Fund shares when you sell them. For Wrapper Agreements, there is the further risk that this fair value methodology may be deemed inappropriate by regulatory or accounting authority.

According to procedures adopted by the board of trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value of the Fund's Covered Assets. In determining fair value, the board will consider, among other factors, the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

OPPORTUNITY RISK

With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity from other less conservative but potentially more rewarding investments. The Fund has an investment goal of current income, not capital appreciation. Therefore the Fund, by itself, will not be a suitable investment for people seeking long-term growth.

DERIVATIVES RISK

A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk, described below.

Options and futures are common types of derivatives that the Fund may occasionally use to hedge its investments. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Other types of derivatives include swaps, caps, floors, and collars.

FOREIGN SECURITIES RISKS

Investments in foreign issuers carry special risks, including currency, political, regulatory, and diplomatic risks. The Fund may invest up to 25% of its assets in dollar-denominated securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

COUNTERPARTY RISK

This is a risk associated with repurchase agreements and derivative instruments. This is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

PORTFOLIO TURNOVER RISK

The Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund's performance because it results in higher transaction costs.

            --------------------------------------------------------

Although the Fund generally invests in fixed-income securities, money market securities, and Wrapper Agreements, the Fund also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of the Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------

INVESTMENT                                         RISKS
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, the Fund purchases securities and      Market Risk
pays for them in cash at the normal trade
settlement time. When the Fund purchases a
delayed delivery or when-issued security, it
promises to pay in the future - for example,
when the security is actually available for
delivery to the Fund. The Fund's obligation to
pay is usually fixed when the Fund promises to
pay. Between the date the Fund promises to pay
and the date the securities are actually
received, the Fund bears the risk that the
market value of the when-issued security may
decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to buy or       Market, Counterparty,
sell a specific amount of a financial              Liquidity, and Derivatives
instrument (such as an index option) at a          Risks
stated price on a stated date. The Fund may use
futures contracts to provide liquidity and
hedge portfolio value.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or receive      Information, Liquidity, and
an index, or commodity, or cash payment            Derivatives Risks
depending on the price of the underlying
security or the performance of an index or
other benchmark. Includes options on specific
securities and stock indices, and options on
stock index futures. May be used in the Fund's
portfolio to provide liquidity and hedge
portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts, swaps,        Counterparty, Liquidity,
caps, floors, and collars. The Fund may use        Market, Derivatives, and
these financial instruments to increase or         Regulatory Risks
decrease its exposure to changing securities
prices, interest rates, currency exchange
rates, or other factors.
--------------------------------------------------------------------------------
RULE 144A SECURITIES AND SECTION 4(2) PAPER
Securities that are not registered, but which      Liquidity Risk
are bought and sold solely by institutional
investors. The Fund considers many Rule 144A
securities to be "liquid," although the market
for such securities typically is less active
than the public securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing virtually all of the Fund's assets in securities that are highly liquid, such as high-quality, taxable money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Fund's portfolio. Therefore, the Fund may have a higher portfolio turnover rate compared to many other mutual funds. The Fund's portfolio turnover for the fiscal year ending May 31, 2004 may exceed 200%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund's performance because it results in higher transaction costs.

[ADVISOR ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Fund. The Advisor was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Fund, including administrative, accounting and legal and compliance services. Effective November 5, 2003, AIM will serve as the Fund's investment advisor. AIM is located at 11 Greenway Plaza, Houston, Texas. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives. INVESCO Institutional is located at 100 West Market Street, Louisville, Kentucky. As sub-advisor, INVESCO Institutional is responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the Fund.

AIM Distributors, Inc. ("ADI") is the Fund's distributor and is responsible for the sale of the Fund's shares.

INVESCO, AIM, INVESCO Institutional, and ADI are subsidiaries of AMVESCAP PLC.

[ADVISOR ICON]  PORTFOLIO MANAGERS

The Fund is team managed on a day-to-day basis by INVESCO Institutional, which serves as sub-advisor to the Fund. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

KENNETH R. BOWLING, Director of U.S. Fixed Income of INVESCO Institutional, is the lead portfolio manager of the Fund. Before joining INVESCO Institutional in 1993, he was a lead engineer with General Electric and a project engineer with General Motors. Ken is a CFA charterholder. He holds an M.B.A. in engineering and a B.S. from the University of Louisville.

JOHN BRENNAN, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was a senior fixed income portfolio manager for Freddie Mac. John holds an M.B.A. from the College of William and Mary and a B.S. from the University of Maryland.

W. BRUCE HARLEY, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. He joined INVESCO Institutional in 1989. Bruce is a CFA charterholder and a Certified Employee Benefit Specialist. He holds a B.S. in economics from the University of Louisville.

RICHARD J. KING, senior portfolio manager of INVESCO Institutional, is a co-portfolio manager of the Fund. Before joining INVESCO Institutional in 2000, he was chairman of the core sector group for Criterion Investment Management, a managing director and portfolio manager with Bear Stearns Asset Management, an investment analyst with Ohio PERS, and an auditor for Touche Ross & Co. Richard is a CFA charterholder and a CPA. He holds a B.S. from Ohio State University.

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

The Fund offers shareholders the potential for current income, while maintaining a stable NAV, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Fund seeks to provide higher returns than money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Fund is most suitable for investors who:

o  are primarily seeking higher current income.
o  want to preserve the value of their investment.
o  do not want to be exposed to a high level of risk.

You probably do not want to invest in the Fund if you are:
o primarily seeking long-term growth (although the Fund may serve as the cash equivalent portion of a balanced investment program).

[ADVISOR ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS (EXCLUDING WRAPPER AGREEMENTS) +FAIR VALUE OF WRAPPER AGREEMENTS
+ACCRUED INTEREST AND DIVIDENDS
-FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/NUMBER OF SHARES
=YOUR SHARE PRICE (NAV)

The Fund's NAV is the value of a single share. The Fund seeks to maintain a stable NAV based upon the market value of its bond and other investments, the fair value of its Wrapper Agreements (generally valued as the difference between the market value and the book value of the Covered Assets) and cash or cash equivalents. The Advisor determines the value of the Fund's holdings each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of the Fund's investments and other assets (other than Wrapper Agreements) including accrued interest plus the fair value of the Wrapper Agreements; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you or your financial intermediary. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

Wrapper Agreements are valued at their fair value pursuant to a method approved by the Fund's board of trustees. In determining the value of its Wrapper Agreements, the board of trustees considers a number of factors, which may include the creditworthiness and ability of Wrapper Providers to pay amounts due under Wrapper Agreements, the terms of the Wrapper Agreements, the securities covered, and the enforceability of the contracts. An enforceable Wrapper Agreement with a creditworthy counterparty typically will be valued at the difference between the book value and the market value of the Fund's Covered Assets, pursuant to valuation procedures adopted by the board of trustees. However, the procedures do not require this result, and the board may determine another value to be more appropriate.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers two classes of shares. The Institutional Class of shares are designed for institutional investors and qualified retirement plans. As such, you are only eligible to invest in this share class if you achieve the minimum required level of $100,000 in aggregate purchases. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please contact the financial intermediary for more information on how to purchase shares of the Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

There is no charge to invest directly in Institutional Class shares through ADI. For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund-Class A. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Fund's transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

IRA MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS (CERTAIN EXEMPTIONS MAY APPLY)

     Minimum Initial Investment           $100,000
     Minimum Subsequent Investments       $50

QUALIFIED PLAN MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

     Minimum Initial Investment          $100,000
     Minimum Subsequent Investment       $50

The following chart shows several ways to invest in the Fund if you invest directly through INVESCO.

METHOD                        INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                      Please refer to the        AIS does not accept
Mail to:                      investment minimums        cash, credit cards,
INVESCO Funds Group, Inc.,    above.                     travelers' cheques,
P.O. Box 173706,                                         credit card checks,
Denver, CO 80217-3706.                                   instant loan checks,
You may also send your check                             money orders, or third
by overnight courier to:                                 party checks unless
4350 South Monaco Street,                                they are from another
Denver, CO 80237.                                        financial institution
                                                         related to a retirement
                                                         plan transfer.
--------------------------------------------------------------------------------
BY WIRE                       Please refer to the
You may send your payment by  investment minimums
bank wire (call               above.
1-800-959-4246 for
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH         Please refer to the        You must provide your
Call 1-800-525-8085 to        investment minimums        bank account
request your purchase. Upon   above.                     information to AIS
your telephone instructions,                             prior to using this
AIS will move money from                                 option.
your designated bank/credit
union checking or savings
account in order to purchase
shares.
--------------------------------------------------------------------------------
BY EXCHANGE                   Please refer to the        See "Exchange Policy."
Between the same class of     investment minimums
any two INVESCO funds or      above.
certain classes of AIM
Funds. Call 1-800-525-8085
for prospectuses of other
INVESCO funds. Exchanges may
be made by telephone or at
AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM
Funds; call us for further
details and the correct
form.

EXCHANGE POLICY. You may exchange your shares in the Fund for shares of the same class in another INVESCO fund or into certain classes of another AIM fund, as described in the table below, on the basis of their respective NAVs at the time of the exchange, but you may be subject to a redemption/exchange fee described below.

--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE          WILL BE OFFERED THE ABILITY TO EXCHANGE
FOLLOWING CLASSES OF THE              INTO THE FOLLOWING CLASSES OF THE AIM
INVESCO FUNDS:                        FUNDS:
--------------------------------------------------------------------------------
o  Investor Class Shares              o  Class A Shares of Category I and II AIM
                                         Funds and AIM Tax-Exempt Cash Fund
o  Class A Shares(1)
                                      o  Class A3 Shares of all AIM Funds

                                      o  AIM Cash Reserve Shares of AIM Money
                                         Market Fund
--------------------------------------------------------------------------------
o  Class B Shares                     o  Class B Shares of all AIM Funds, with
                                         the exception of AIM Floating Rate Fund
--------------------------------------------------------------------------------
o  Class C Shares                     o  Class C Shares of all AIM Funds, with
                                         the exception of AIM Floating Rate Fund
--------------------------------------------------------------------------------
o  Institutional Class Shares         o  Institutional Class Shares of all AIM
                                         Retail Funds
--------------------------------------------------------------------------------
o  Class K Shares                     o  There is currently no like class of
                                         shares offered by the AIM Funds
--------------------------------------------------------------------------------
o  Class R Shares                     o  Class R Shares of [all AIM Funds]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDERS INVESTED IN THE          WILL BE OFFERED THE ABILITY TO EXCHANGE
FOLLOWING CLASSES OF THE              INTO THE FOLLOWING CLASSES OF THE INVESCO
AIM FUNDS:                            FUNDS:
--------------------------------------------------------------------------------
o  Class A Shares of all AIM Funds,   o  Class A Shares of all INVESCO Funds(2)
   with the exception of Class A
   Shares of Category III Funds
   purchased at net asset value

o  Class A3 Shares of the AIM Funds

o  AIM Cash Reserve Shares of AIM
   Money Market Fund
--------------------------------------------------------------------------------
o  Class B Shares of all AIM Funds    o  Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Class C Shares of all AIM Funds    o  Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o  Institutional Class Shares of all  o  Institutional Class Shares of all
   AIM Retail Funds                      INVESCO Funds
--------------------------------------------------------------------------------
o  Class R Shares                     o  Class R Shares of [INVESCO
                                         International Core Equity Fund]
--------------------------------------------------------------------------------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another.

We have the following policies governing exchanges:

o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o Exchanges may be subject to a redemption fee described below. Please see the prospectus of the fund into which you are exchanging for additional information on this charge.
o The Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION/EXCHANGE FEES. If you redeem or exchange Institutional Class shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions, in general, are those made for a distribution from the account of an IRA owner:

o  who is over the age of 59 1/2;
o  who is deceased;
o  who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o  who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:
o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by the Advisor and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. ADI maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

ADI PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Fund, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

We may require that redemption requests be made in writing and that you include the reason you are selling your shares. Call ADI at 1-800-525-8085 or your financial intermediary to request a redemption form. The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through ADI. If you invest in the Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Although the Fund seeks to maintain a stable NAV, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

You may be charged a redemption/exchange fee at the time of redemption or exchange. When the Redemption Fee Trigger is active, redemptions or exchanges that are not qualified IRA redemptions or qualified Plan redemptions as described in this section will be subject to a 2% redemption/exchange fee.

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Redemption proceeds may be made in whole in part in securities and in Wrapper Agreements, selected solely at the discretion of INVESCO Institutional. For more information, see the section entitled "Redemptions In Kind" in the Statement of Additional Information.

If you participate in EasiVest, the Fund's automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Fund's expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in the Fund falls below $1,000 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $1,000 or more.

REDEMPTION/EXCHANGE FEES. If you redeem or exchange Institutional Class shares of the Fund and the Redemption Fee Trigger is active, the redemption or exchange is subject to a 2% redemption/exchange fee if it is not a qualified IRA redemption or qualified Plan redemption. If you purchase your shares through certain mutual fund supermarkets or other intermediary platforms, you may be charged the redemption fee on both qualified and non-qualified redemptions if the Redemption Fee Trigger is active. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares. Please contact your IRA service agent or plan administrator for information on how to purchase or redeem shares. If you established your IRA with INVESCO mutual funds, you may purchase additional shares by contacting ADI.

INDIVIDUAL RETIREMENT ACCOUNTS

When the Redemption Fee Trigger is active, redemptions that are not qualified IRA redemptions will be subject to a 2% redemption fee. It is important that you consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of IRA withdrawals. If you purchase shares and your redemption is a qualified IRA redemption, you will not pay a redemption fee even if the Redemption Fee Trigger is active. Qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that are not subject to a federal income tax penalty and are not later transferred to a different IRA account.

We may request supporting documentation to verify that a requested redemption is qualified. For complete information, contact your IRA service agent.

Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

o  who is over the age of 59 1/2;
o  who is deceased;
o  who has become disabled;
o who has elected to take a steady stream of distributions over his or her life expectancy;
o  who is using the proceeds for higher education expenses; or
o who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses (limitations apply), medical insurance if unemployed, or for a qualified domestic relations order.

Examples of redemptions that are not considered qualified IRA redemptions include those that result in:

o an exchange to any other investment fund, vehicle, security or instrument within the IRA owners' account (regardless of age);
o a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or
o a distribution from the IRA owner's account that will be subject to a federal income tax penalty.

PARTICIPANT-DIRECTED PLANS

Generally, there will be no redemption fee assessed for participant-directed redemptions made in accordance with plan provisions and that are not subject to a federal income tax penalty ("qualified Plan redemptions"). Some examples of qualified Plan redemptions are:

o Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;
o Redemptions to fund loans to, or "in service" withdrawals by, a plan participant;
o Transfers to other investment options within plans that do not offer a competing fund (one that invests in fixed income securities with a targeted average duration of three years or less or that seeks to maintain a stable value per share, including money market funds); and
o Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash (which requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for three months before transferring to a competing fund).

Redemptions not directed by plan participants and received on less than twelve months' prior written notice are subject to a 2% redemption fee. All other redemptions of shares will be subject to the 2% redemption fee if the Redemption Fee Trigger is active. ADI reserves the right to waive this fee under certain market conditions and when the Redemption Fee Trigger is inactive.

The Fund reserves the right to require written verification of whether a redemption request is for a qualified Plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. Except as permitted by the SEC, in no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

REDEMPTION FEE TRIGGER

Qualified IRA redemptions and qualified Plan redemptions are not subject to the redemption fee at any time except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee of 2% on the proceeds of such redemptions of shares by shareholders on any day that the Redemption Fee Trigger is active and not subject to those charges on days that the Redemption Fee Trigger is inactive.

The Fund will decide when to apply the 2% redemption fee based on the ratio of the Fund's assets excluding Wrapper Agreements to the Fund's assets including Wrapper Agreements (commonly referred to as "market to book ratio"). When the market to book ratio is 98% or less, the redemption fee will apply, and when the market to book ratio is greater than or equal to 98.25%, the redemption fee will be waived as detailed below.

The market to book ratio is calculated on each business day that the Fund calculates its NAV and will govern whether a redemption fee is charged on the next business day. Thus, if the market to book ratio achieves 98.25% as of the time NAV is determined on one business day, the Redemption Fee Trigger will become inactive on the next business day. The Redemption Fee will remain inactive until the market to book ratio falls below 98%.

The redemption fee may be modified or discontinued at any time or from time to time upon consultation with the Fund's Wrapper Providers. ADI reserves the right to change the terms under which the redemption fee will be waived, including changing the composition and calculation of the market to book ratio, using other factors to measure market value ratios at which the redemption fee should be waived, changing the threshold ratio, or changing the time when the waiver applies. Changes to the redemption fee may apply to existing shares, which means that fees could increase on your existing shares after you invest. Note that reinvested dividends are not exempt from the redemption fee.

This fee is not a deferred sales charge, is not a commission paid to ADI and does not benefit ADI in any way. The fee, which is paid to the Fund, applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by the Advisor and distributed by ADI. When the Fund's market to book ratio is below 100%, net redemptions will reduce the market to book ratio further, meaning that the Fund relies more on its Wrapper Agreements to maintain a stable value per share, has fewer assets available to pay redemptions at book value, and is likely to be impacted by further reductions in the crediting rate paid on remaining assets. The redemption fee is intended to help mitigate this effect and to help reduce the impact of redemptions on the shareholders who remain in the Fund.

The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.

METHOD                         REDEMPTION MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                   $250 (or, if less, full   AIS's telephone
Call us toll-free at:          liquidation of the        redemption privileges
1-800-525-8085.                account) for a            may be modified or
                               redemption check.         terminated in the
                                                         future at AIS's
                                                         discretion. The maximum
                                                         amount which may be
                                                         redeemed by telephone
                                                         is generally $25,000.
--------------------------------------------------------------------------------
IN WRITING                     Any amount.               The redemption request
Mail your request to:                                    must be signed by all
AIM Investment Services, Inc.                            registered account
[ADDRESS]                                                owners. Payment will be
                                                         mailed to your address
                                                         as it appears on AIS's
                                                         records, or to a bank
                                                         designated by you in
                                                         writing.
You may also send your
request by overnight courier
 to:
[ADDRESS]
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY         Any amount.               All registered account
Mail your request to:                                    owners must sign the
AIM Investment Services, Inc.                            request, with signature
[ADDRESS]                                                guarantees from an
                                                         eligible guarantor
                                                         financial institution,
                                                         such as a commercial
                                                         bank or a recognized
                                                         national or regional
                                                         securities firm.

[GRAPH ICON]  DIVIDENDS, DISTRIBUTIONS, AND TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in and receiving distributions from the Fund.

The Fund earns ordinary or investment income from interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the company's board of trustees. The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. As this Fund is only available to retirement plans and other tax-advantaged savings accounts, dividends and capital gain distributions are automatically reinvested in additional shares of the Fund.

The Fund's daily dividends will be based on the crediting rate for Covered Assets, and on interest, dividends and other income for its other assets. The crediting rate may be more or less than the Fund's income as determined under generally accepted accounting principles or tax rules and regulations. If the Fund's daily dividends exceed the Fund's taxable income, the portion distributed in excess of taxable income will be treated as a return of capital for federal tax purposes. If the Fund's daily dividends are less than the Fund's taxable income, the Fund may be required to make additional distributions in order to meet federal tax requirements. If the Fund is required to make an additional income or capital gain distribution for tax purposes, the Fund's NAV may decline by the amount of the distribution. In order to maintain a stable NAV, the Fund may simultaneously declare a reverse stock split equal to the amount of the distribution. In the event of a reverse stock split, the number of shares you own will not change since your dividends and capital gain distributions are automatically reinvested in additional shares of the Fund. Return of capital distributions and reverse stock splits are not taxable events, but will require cost basis adjustments.

OCTOBER __, 2003

AIM TREASURER'S SERIES TRUST
INVESCO STABLE VALUE FUND - INSTITUTIONAL CLASS

You may obtain additional information about the Fund from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Fund's anticipated investments and operations, the Fund will also prepare annual and semiannual reports that detail the Fund's actual investments at the report date. These reports include discussion of the Fund's recent performance, as well as market and general economic trends affecting the Fund's performance. The annual report also includes the report of the Fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated October ___, 2003, is a supplement to this Prospectus and has detailed information about the Fund and its investment policies and practices. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Fund may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Fund are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus or SAI, write to AIM Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-5460 and 033-19862.




811-5460

PROSPECTUS | OCTOBER ___, 2003

AIM TREASURER'S SERIES
TRUST

INVESCO CASH RESERVES FUND--INVESTOR CLASS, CLASS A, B, AND C
INVESCO TAX-FREE MONEY FUND--INVESTOR CLASS
INVESCO U.S. GOVERNMENT MONEY FUND--INVESTOR CLASS

THREE MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES OF CASH RESERVES FUND ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks ........ 2
Fund Performance ............................... 3
Fees And Expenses .............................. 5
Investment Risks ............................... 7
Principal Risks Associated With The Funds ...... 7
Temporary Defensive Positions .................. 8
Fund Management................................. 9
Portfolio Manager .............................. 9
Potential Rewards .............................. 9
Share Price ....................................10
How To Buy Shares ..............................10
Your Account Services ..........................14
How To Sell Shares .............................15
Dividends And Taxes ............................16
Financial Highlights ...........................18

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

PROSPECTUS | OCTOBER _____, 2003

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds as of the date of this prospectus. At a meeting to be held on October 21, 2003, shareholders of the Funds will be asked to approve a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Funds, under which AIM will serve as the investment advisor for each Fund. If approved by shareholders, the proposed investment advisory agreement will become effective on November 5, 2003. If shareholders of a Fund do not approve the proposed investment advisory agreement, the current investment advisory agreement with INVESCO will continue in effect for such Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

This Prospectus contains important information about the Funds' Investor Class, and, with respect to Cash Reserves Fund, Class A, B, and C shares. Class A, B, and C shares are sold primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). Each of Cash Reserves Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]     INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]  POTENTIAL INVESTMENT RISKS
[GRAPH ICON]   PAST PERFORMANCE
[ADVISOR ICON] WORKING WITH THE ADVISOR
--------------------------------------------------------------------------------
[KEY ICON]  [ARROW ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUNDS CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds are money market funds. The Funds seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. They invest in "money market" securities, which are high quality debt securities with a life span or remaining maturity of 397 days or less. The average dollar-weighted maturity of each Fund's portfolio is ninety days or less.

The Funds operate under policies designed to ensure compliance with specific federal regulations applied to money market funds. These policies include requirements for:

o    maintaining high credit quality of the Funds' investments;

o    maintaining a short average portfolio maturity;

o ensuring adequate diversification of both the issuers of the Funds' investments and the guarantors of those investments, if any; and

o monitoring accurate pricing of the Funds' investments so unfairness does not result from the use of the amortized cost method to value those investments.

The Funds are not intended for investors seeking capital appreciation. While not intended as a complete investment program, any of these Funds may be a valuable element of your investment portfolio.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO CASH RESERVES FUND - INVESTOR CLASS, CLASS A, B,
            AND C

Cash Reserves Fund invests primarily in short-term debt securities issued by large creditworthy corporations, banks, and finance companies, as well as debt securities issued by the U.S. government. These securities include corporate debt securities, asset-backed securities, privately issued obligations, bank obligations, short-term commercial paper, U.S. government and agency debt, repurchase agreements, variable rate or floating rate debt obligations, and other securities that are restricted as to disposition under federal securities laws.

[KEY ICON]  INVESCO TAX-FREE MONEY FUND - INVESTOR CLASS

Tax-Free Money Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in short-term municipal securities issued by state, county, and city governments, including industrial development obligations and private activity bonds which generally are not guaranteed by the governmental entity that issues them. These securities include municipal notes, short-term municipal bonds, and variable rate debt obligations. Municipal obligations may be purchased or sold on a delayed delivery or a when-issued basis with settlement taking place in the future. The Fund may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within a specific time period prior to the maturity date of the securities. This is commonly known as a "demand feature" or a "put."

The rest of the Fund's investment portfolio may be invested in short-term taxable instruments. These may include corporate debt securities, asset-backed securities, privately issued commercial paper, and other securities that are restricted as to disposition under federal securities laws, bank obligations, commercial paper, U.S. government debt, and repurchase agreements. The circumstances under which the Fund will invest in taxable securities include but are not limited to: (a) pending investment of proceeds or sales of portfolio securities; (b) pending settlement of portfolio securities; and (c) maintaining liquidity to meet the need for anticipated redemptions. The Fund invests at least 80% of its assets in securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax.

[KEY ICON]  INVESCO U.S. GOVERNMENT MONEY FUND - INVESTOR CLASS

U.S. Government Money Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government or its agencies and securities such as repurchase agreements and variable rate or floating rate debt obligations all of which are collateralized by such obligations. Direct U.S. government obligations include Treasury bonds, bills and notes, and are backed by the full faith and credit of the U.S. Treasury. Federal agency securities are direct obligations of the issuing agency, and may or may not be guaranteed by the U.S. government (GNMA, FNMA, FHLMC).

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares, which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, and, with respect to Cash Reserves Fund, Class A, B, and C shares. Investor Class and Class A, B, and C returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns in the bar charts reflect only the total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade. With respect to Cash Reserves Fund, the returns in the bar charts do not reflect the applicable contingent deferred sales charge (CDSC) for Class B and C shares; if they did, the total returns shown would be lower. The table below shows the average annual total returns of Investor Class for various periods ended December 31, 2002.

To obtain a Fund's current 7-day yield information, please call the Advisor at 1-800-525-8085. The information in the charts and table illustrates the variability of each Fund's total return. Remember, past performance does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------
                       CASH RESERVES FUND - INVESTOR CLASS
                     ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00     '01     '02
2.36%   3.70%   5.26%   4.70%   4.81%   4.74%   4.38%   5.63%   3.22%   0.94%
--------------------------------------------------------------------------------
Best Calendar Qtr.   12/00    1.45%
Worst Calendar Qtr.  12/02    0.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      TAX-FREE MONEY FUND - INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00     '01     '02
1.88%   2.23%   3.28%   2.86%   3.03%   2.87%   2.58%   3.36%   2.08%   0.66%
--------------------------------------------------------------------------------
Best Calendar Qtr.   12/00    0.90%
Worst Calendar Qtr.  3/02     0.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   U.S. GOVERNMENT MONEY FUND - INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1),(3)
================================================================================
                                [GRAPHIC OMITTED]

'93     '94     '95     '96     '97     '98     '99     '00     '01     '02
2.36%   3.61%   5.16%   4.59%   4.70%   4.66%   4.28%   5.53%   3.10%   0.90%
--------------------------------------------------------------------------------
Best Calendar Qtr.   12/00    1.43%
Worst Calendar Qtr.  12/02    0.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURN
                                                     AS OF 12/31/02
--------------------------------------------------------------------------------
                                                                  10 YEARS
                                          1 YEAR   5 YEARS   OR SINCE INCEPTION
INVESTOR CLASS
  Cash Reserves Fund(1),(3)                0.94%     3.77%        3.96%
  Tax-Free Money Fund(1),(3)               0.66%     2.31%        2.48%
  U.S. Government Money Fund(1),(3)        0.90%     3.68%        3.88%

CLASS A
  Cash Reserves Fund(1),(4)                0.63%      N/A         1.75%(5)

CLASS B (INCLUDING CDSC)

  Cash Reserves Fund(1),(6)               (4.54%)     N/A         0.58%(5)

CLASS C (INCLUDING CDSC)

  Cash Reserves Fund(1),(7)               (0.51%)     N/A         2.42%(8)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.
(2) The year-by-year returns are for Investor Class only and, with respect to Cash Reserves Fund, do not include the effect of Class B's or Class C's CDSC, the Rule 12b-1 fee or other expenses specific to the other classes. If the effect of the other classes' total expenses, including CDSC and the Rule 12b-1 fee for Class B and C shares were reflected, returns would be lower than those shown.
(3) Returns for Investor Class shares of Cash Reserves, Tax-Free Money, and U.S. Government Money Funds year-to-date as of the calendar quarter ended September 30, 2003 were ____%, ____%, and ____%, respectively.
(4) Return for Class A shares of Cash Reserves Fund year-to-date as of the calendar quarter ended September 30, 2003 was ____%.
(5)  Since inception of Class A and Class B shares on August 25, 2000.
(6) Return for Class B shares (including CDSC) of Cash Reserves Fund year-to-date as of the calendar quarter ended September 30, 2003 was ____%.
(7) Return for Class C shares (including CDSC) of Cash Reserves Fund year-to-date as of the calendar quarter ended September 30, 2003 was ____%.
(8)  Since inception of Class C shares on February 15, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, and, with respect to Cash Reserves Fund, Class A, Class B, or Class C shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT
                                                                   Investor Class      Class A         Class B         Class C
Maximum Front-End Sales Charge on purchases as a
 percentage of offering price                                      None                None            None            None
Maximum Contingent Deferred Sales Charge (CDSC)
 as a percentage of the total original cost of the shares          None                None(1)         5.00%(1)        1.00%(1)
Maximum Sales Charge on reinvested dividends/distributions         None                None            None            None


ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

CASH RESERVES FUND                                                 Investor Class      Class A         Class B         Class C
Management Fees                                                    0.39%               0.39%           0.39%           0.39%
Distribution and Service (12b-1) Fees(2)                           None                0.35%           1.00%           1.00%
Other Expenses(3),(4)                                              0.47%               0.22%           0.56%(6)        0.66%(7)
                                                                   ----                ----            ----            ----
Total Annual Fund Operating Expenses(3),(4)                        0.86%               0.96%           1.95%(5),(6)    2.05%(5),(7)
                                                                   =====               =====           =====           =====

TAX-FREE MONEY FUND                                                Investor Class
Management Fees                                                    0.50%
Distribution and Service (12b-1) Fees                              None
Other Expenses(4)                                                  0.64%(8)
                                                                   -----
Total Annual Fund Operating Expenses(4)                            1.14%(8)
                                                                   =====

U.S. GOVERNMENT MONEY FUND                                         Investor Class
Management Fees                                                    0.50%
Distribution and Service (12b-1) Fees                              None
Other Expenses(4)                                                  0.61%(8)
                                                                   -----
Total Annual Fund Operating Expenses(4)                            1.11%(8)
                                                                   =====

(1) A 1% CDSC may be charged on each of Class A and Class C shares and a 5% CDSC may be charged on Class B shares. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares."
(2) Because Class A, Class B, and Class C shares of Cash Reserves Fund each pay a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of the Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.
(3) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.
(4) The Advisor is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between the Advisor and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after the Advisor incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of trustees.
(5) To limit expenses, the Advisor has contractually obligated itself to waive and bear any expenses effective June 1, 2003 through May 31, 2005, that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares and 2.75% for Class B and Class C shares.
(6) Certain expenses of Cash Reserves Fund Class B shares were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Cash Reserves Fund's Class B shares' Total Annual Fund Operating Expenses were 1.21% of the Fund's average net assets attributable to Class B shares.
(7) Certain expenses of Cash Reserves Fund Class C shares were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Cash Reserves Fund Class C shares' Total Annual Fund Operating Expenses were 1.27% of the Fund's average net assets attributable to Class C shares.
(8) Certain expenses of Investor Class shares of Tax-Free Money Fund and U.S. Government Money Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of trustees. After absorption, but excluding any expense offset arrangements, Tax-Free Money Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.35% and 0.85%, respectively, of the Fund's average net assets attributable to Investor Class shares; and U.S. Government Money Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.35% and 0.85%, respectively, of the Fund's average net assets attributable to Investor Class shares.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, and, with respect to Cash Reserves Fund Class A, Class B, and Class C shares of the Funds, to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, or Class C shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, and Class C shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, and Class C shares may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR   3 YEARS     5 YEARS   10 YEARS
CASH RESERVES FUND
  Investor Class                        $ 88      $274      $  477     $1,061
  Class A                               $ 98      $306      $  531     $1,178
  Class B - With Redemption(1)          $698      $912      $1,252     $2,018(2)
  Class B - Without Redemption          $198      $612      $1,052     $2,018(2)
  Class C - With Redemption(1)          $308      $643      $1,103     $2,379
  Class C - Without Redemption          $208      $643      $1,103     $2,379

TAX-FREE MONEY FUND
  Investor Class                        $116      $362      $  628     $1,386

U.S. GOVERNMENT MONEY FUND
  Investor Class                        $113      $353      $  612     $1,352

(1) Based on CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."
(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How to Buy Shares."

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

INTEREST RATE RISK
Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. When interest rates go up, the market values of previously issued debt securities generally decline. Also, a Fund's new investments are likely to be in debt securities paying lower rates than the rest of a Fund's portfolio when interest rates go down. This reduces a Fund's yield. A weak economy or strong stock market may cause interest rates to decline.

CREDIT RISK

The Funds invest in debt instruments, such as notes, bonds, and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

PREPAYMENT RISK

A Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for a Fund to earn income may be decreased.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration of money market securities is usually expressed in terms of days or months, with longer durations usually more sensitive to interest rate fluctuations.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security.

OPPORTUNITY RISK

With long-term investment plans, there may be a risk that you are not taking enough risk, and thus missing the opportunity on other less conservative but potentially more rewarding investments. The Funds have an investment goal of current income, not capital appreciation. Therefore the Funds, by themselves, will not be a suitable investment for people seeking long-term growth for objectives such as retirement or the funding of a child's college education.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

            --------------------------------------------------------

Although each Fund generally invests in money market securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                      RISKS                     APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES
These securities are            Prepayment and Interest   Cash Reserves
fractional interests in pools   Rate Risks                U.S. Government Money
of credit card receivables,
consumer loans, and other
trade receivables, which are
obligations of a number of
different parties. The income
from the underlying pool is
passed through to investors,
such as the Fund.
--------------------------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
These are securities issued     Prepayment and Interest   Cash Reserves
by the FHLMC and the FNMA or    Rate Risks                U.S. Government Money
guaranteed by the GNMA and
backed by mortgages. The Fund
receives payments out of the
interest and principal on the
underlying mortgages.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the      Credit and Counterparty   Cash Reserves
seller of a security agrees     Risks                     U.S. Government Money
to buy it back at an                                      Tax-Free Money
agreed-upon price and time in
the future.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                      RISKS                     APPLIES TO THESE FUNDS
-------------------------------------------------------------------------------
RULE 144A SECURITIES AND
SECTION 4(2) PAPER
Securities that are not         Liquidity Risk            Cash Reserves
registered, but which are
bought and sold solely by
institutional investors. The
Fund considers many Rule 144A
securities to be "liquid,"
although the market for such
securities typically is less
active than the public
securities markets.
--------------------------------------------------------------------------------
VARIABLE RATE OR FLOATING RATE
INSTRUMENTS
Securities that are debt        Interest Rate Risk        Cash Reserves
instruments with a variable                               U.S. Government Money
interest rate. The interest                               Tax-Free Money
rate is readjusted
periodically.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of Tax-Free Money Fund by investing in securities that are highly liquid, such as high-quality, taxable money market instruments like shortterm U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ADVISOR ICON]  FUND MANAGEMENT

INVESTMENT ADVISOR

INVESCO, AIM AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $347.6 BILLION IN ASSETS WORLDWIDE AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $19.2 billion for 2,756,061 shareholder accounts of 48 mutual funds as of June 30, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative, accounting and legal and compliance services. On March 1, 2002, AIM Capital Management, Inc. ("AIM Capital"), located at 11 Greenway Plaza, Suite 100, Houston, Texas, became the sub-advisor to the Funds.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the Board of Trustees have approved, for each Fund, a new investment advisory agreement between AIM Advisors, Inc. ("AIM") and the Funds under which AIM will serve as the investment advisor for each Fund. If approved by a Fund's shareholders, the new advisory agreement with AIM will become effective on November 5, 2003, and AIM Capital would no longed act as sub-advisor to the Fund. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 190 investment portfolios, encompassing a broad range of investment objectives.

A I M Distributors, Inc. ("ADI") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, AIM, AIM Capital and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended May 31, 2003:

--------------------------------------------------------------------------------
                                           ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Cash Reserves Fund                                     0.39%
Tax-Free Money Fund                                    0.50%
U.S. Government Money Fund                             0.50%

[ADVISOR ICON]  PORTFOLIO MANAGERS

The Funds are managed on a day-to-day basis by AIM Capital, which serves as sub-advisor to the Funds. Assuming approval of the advisory agreement with AIM by each Fund's shareholders at the October 21, 2003 meeting, the Funds will be managed on a day-to-day basis by AIM effective November 5, 2003. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets allocation of Fund assets and risk controls:

FUND                                    PORTFOLIO MANAGER(S)

Cash Reserves                           Team Management
Tax-Free Money                          Team Management
U.S. Government Money                   Team Management

[ADVISOR ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YO ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential for monthly payment of daily income, while maintaining a stable share value, at a level of risk lower than many other types of investments. Yields on short-term securities tend to be lower than the yields on longer-term fixed-income securities. The Funds seek to provide higher returns than other money market funds and the money market in general, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Funds are most suitable for investors who:
o    want to earn income at current money market rates.
o    want to preserve the value of their investment.
o    do not want to be exposed to a high level of risk.
o    are seeking federally tax-exempt income (Tax-Free Money Fund only).
o    are seeking state tax-exempt income (U.S. Government Money Fund only).

You probably do not want to invest in the Funds if you are:
o primarily seeking long-term growth (although the Funds may serve as the cash equivalent portion of a balanced investment program).

[ADVISOR ICON]  SHARE PRICE

The value of your Fund shares is not likely to change from $1.00, although this cannot be guaranteed. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

THE COMBINATION OF THE AMORTIZED COST METHOD OF VALUATION AND THE DAILY DECLARATION OF DIVIDENDS MEANS THAT EACH FUND'S NET ASSET VALUE IS EXPECTED TO BE $1.00 PER SHARE, DESPITE CHANGES IN THE MARKET VALUE OF A FUND'S SECURITIES.

The Funds use the amortized cost method for establishing the value of their investments. The amortized cost method values securities at their cost at the time of purchase, and then amortizes the discount or premium to maturity. The Funds declare dividends daily, based upon the interest earned by the Funds' investments that day. The combination of the amortized cost method of valuation and the daily declaration of dividends means that the Fund's net asset value is expected to be $1.00 per share, despite changes in the market value of the Fund's securities. However, we cannot guarantee that each Fund's net asset value will be maintained at a constant value of $1.00 per share. Because their expenses vary, NAV is calculated separately for each class of Cash Reserves Fund.

All purchases, sales, and exchanges of Fund shares are made by the Advisor at the NAV next calculated after the Advisor receives proper instructions from you or your financial intermediary. Instructions must be received by the Advisor no later than the close of the NYSE to effect transactions at that day's NAV. If the Advisor receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any error or irregularities related to these transactions.

[ADVISOR ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

Cash Reserves Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through ADI. If you invest in a Fund through a financial intermediary, please contact the financial intermediary for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

There is no charge to invest or exchange shares when you make transactions directly through ADI. With respect to Class A shares, if you purchase those shares by exchanging from another INVESCO fund previously subject to a CDSC into Cash Reserves Fund and then redeem those shares prior to the cumulative eighteen month CDSC period, you may be subject to a CDSC of 1% of the lower of the total original cost or current market value of the shares. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to Class B shares, if you purchase shares by exchanging from another fund previously subject to a CDSC into Cash Reserves Fund and then redeem those shares prior to the cumulative six year CDSC period, you may be subject to a CDSC of 1%-5% of the lower of the total original cost or current market value of the shares. If you make an initial purchase in Class A or Class B shares of Cash Reserves Fund, you will not be subject to a CDSC. However, if you purchase shares in another fund subject to a CDSC by exchanging Class A or Class B shares of Cash Reserves Fund, your CDSC period will begin at the point of the exchange. With respect to Class C shares, if you purchase your shares and redeem those shares prior to the twelve month CDSC period, you may be subject to a CDSC of 1% of the lower of the total original cost or current market value of the shares. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, or C shares acquired through reinvestment of dividends or other distributions. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class (Cash Reserves Fund Only)" and the section of the Statement of Additional Information entitled "Distributor - Dealer Concessions (Class A, B, and C Only)."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund-Class A. You will receive a confirmation of this transaction and may contact AIM Investment Services, Inc. ("AIS"), the Funds' transfer agent, to exchange into the fund you choose.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH") or wire and your funds do not clear, you will be responsible for any related loss to a Fund or AIS. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through ADI.

METHOD                         INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                       $1,000 for regular         AIS does not accept
Mail to:                       accounts;                  cash, credit cards,
INVESCO Funds Group, Inc.,     $250 for an IRA; $50 for   travelers' cheques,
P.O. Box 173706,               each subsequent            credit card checks,
Denver, CO 80217-3706.         investment.                instant loan checks,
You may also send your check                              money orders, or third
by overnight courier to:                                  party checks unless
4350 South Monaco Street,                                 they are from another
Denver, CO 80237.                                         financial institution
                                                          related to a
                                                          retirement plan
                                                          transfer.
--------------------------------------------------------------------------------
BY WIRE                        $1,000 for regular
You may send your payment by   accounts;
bank wire (call                $250 for an IRA; $50 for
1-800-959-4246 for             each subsequent
instructions).                 investment.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH          $1,000 for regular         You must provide your
Call 1-800-525-8085 to         accounts; $250 for an      bank account
request your purchase. Upon    IRA; $50 for each          information to AIS
your telephone instructions,   subsequent investment.     prior to using this
AIS will move money from your                             option.
designated bank/credit union
checking or savings account
in order to purchase shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR CLASS -  $1,000 for regular         You will need a Web
GRANDFATHERED INVESTORS ONLY)  accounts; $250 for an      browser to use this
Go to AIM's Web site           IRA; $50 for each          service. Internet
at aiminvestments.com.         subsequent investment.     purchase transactions
                                                          are limited to a
                                                          maximum of $25,000.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH         $50 per month for          Like all regular
EASIVEST OR DIRECT PAYROLL     EasiVest; $50 per pay      investment plans,
PURCHASE                       period for Direct          neither EasiVest nor
You may enroll on your fund    Payroll Purchase. You      Direct Payroll
application, or call us for a  may start or stop your     Purchase ensures a
separate form and more         regular investment plan    profit or protects
details. Investing the same    at any time with two       against loss in a
amount on a monthly basis      weeks' notice to AIS.      falling market.
allows you to buy more shares                             Because you'll invest
when prices are low and fewer                             continually,
shares when prices are high.                              regardless of varying
This "dollar cost averaging"                              price levels, consider
may help offset market                                    your financial ability
fluctuations. Over a period                               to keep buying through
of time, your average cost                                low price levels. And
per share may be less than                                remember that you will
the actual average price per                              lose money if you
share.                                                    redeem your shares
                                                          when the market value
                                                          of all your shares is
                                                          less than their cost.

METHOD                         INVESTMENT MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE WITH  $50 for subsequent         You must provide your
ACH                            investments.               bank account
Automated transactions by                                 information to AIS
telephone are available for                               prior to using this
subsequent purchases and                                  option. Automated
exchanges 24 hours a day.                                 transactions are
Simply call 1-800-424-8085.                               limited to a maximum
                                                          of $25,000.
--------------------------------------------------------------------------------
BY EXCHANGE (ALL CLASSES)      $1,000 for regular         See "Exchange Policy."
Between the same class of any  accounts; $250 for an
two INVESCO funds or certain   IRA; $50 for each
classes of AIM Funds. Call     subsequent investment.
1-800-525-8085 for
prospectuses of other INVESCO
funds. Exchanges may be made
in writing, by telephone or
at AIM's Web site at
aiminvestments.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds or
certain classes of AIM Funds;
call us for further details
and the correct form.

Purchases of shares by check, other negotiable bank draft or bank wire received by INVESCO by 4:00 p.m. (Eastern Time) will begin to accrue dividends on the following business day. Similarly, if you request a check or other negotiable bank draft or wire when you redeem Fund shares, and INVESCO receives your request by 4:00 p.m. (Eastern Time), you will receive that day's dividend.

If you hold shares of a Fund through an account with a broker-dealer or other financial services firm that buys and sells Fund shares through automated transactions that settle on the same day, your investment will begin earning dividends on the date that INVESCO receives payment for your shares from that party. Similarly, if you sell through a dealer who uses automated transactions that settle on the same day, your investment will not earn dividends on the date of the settlement.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:

o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO or AIM employees, INVESCO Funds trustees, AIM Fund Trustees, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a broker/dealer or other financial institution, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in any of the Funds for shares of the same class in another INVESCO fund or into certain classes of another AIM Fund as described in the table below, on the basis of their respective NAVs at the time of the exchange.

-------------------------------------------------------------------------------
                                            WILL BE OFFERED THE ABILITY
SHAREHOLDERS INVESTED IN THE FOLLOWING     TO EXCHANGE INTO THE FOLLOWING
    CLASSES OF THE INVESCO FUNDS:             CLASSES OF THE AIM FUNDS:
-------------------------------------------------------------------------------

o Investor Class Shares                  o Class A Shares of Category I and II
                                           AIM Funds and AIM Tax-Exempt Cash
o Class A Shares(1)                        Fund

                                         o Class A3 Shares of all AIM Funds

                                         o AIM Cash Reserve Shares of AIM Money
                                           Market Fund
--------------------------------------------------------------------------------
o Class B Shares                         o Class B Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o Class C Shares                         o Class C Shares of all AIM Funds, with
                                           the exception of AIM Floating Rate
                                           Fund
--------------------------------------------------------------------------------
o Institutional Class Shares             o Institutional Class Shares of all AIM
                                           Retail Funds
--------------------------------------------------------------------------------
o Class K Shares                         o There is currently no like class of
                                           shares offered by the AIM Funds
--------------------------------------------------------------------------------
o Class R Shares                         o Class R Shares of [all AIM Funds]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               WILL BE OFFERED THE ABILITY TO
SHAREHOLDERS INVESTED IN THE FOLLOWING       EXCHANGE INTO THE FOLLOWING CLASSES
      CLASSES OF THE AIM FUNDS:                      OF THE INVESCO FUNDS:
-------------------------------------------------------------------------------
o Class A Shares of all AIM Funds,       o Class A Shares of all INVESCO
  with the exception of Class A            Funds(2)
  Shares of Category III Funds
  purchased at net asset value

o Class A3 Shares of the AIM Funds

o AIM Cash Reserve Shares of AIM
  Money Market Fund
--------------------------------------------------------------------------------
o Class B Shares of all AIM Funds        o Class B Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Class C Shares of all AIM Funds        o Class C Shares of all INVESCO Funds
--------------------------------------------------------------------------------
o Institutional Class Shares of all      o Institutional Class Shares of all
  AIM Retail Funds                         INVESCO Funds
--------------------------------------------------------------------------------
o Class R Shares                         o Class R Shares of [INVESCO
                                           International Core Equity Fund]
--------------------------------------------------------------------------------

----------
(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.
(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You may be required to pay an initial sales charge when exchanging from Cash Reserves Fund - Class A into Class A shares of another fund with a front-end sales charge. You will not pay a CDSC when exchanging Class B shares for other Class B shares or Class C shares for other Class C shares.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You are limited to a maximum of 10 exchanges per calendar year per shareholder account for all funds held by you under that account. Because excessive short-term trading or market-timing activity can hurt fund performance, if you exceed that limit, or if a fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the exchange, except in unusual instances, including a suspension of redemption of the exchanged security under
     Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS (CASH RESERVES FUND ONLY). In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination.

In addition, you should also consider the factors below:

                          Class A     Class B      Class C

Initial Sales Charge      None        None         None
CDSC(1)                   None(2)     None(3)      1% for shares held less than
                                                   12 months
12b-1 Fee                 0.35%       1.00%        1.00%
Conversion                No          Yes(4)       No
Purchase Order Maximum    None        $250,000     $1,000,000

(1) Please see subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Dealer Concessions (Class A, B, and C Only)" for more information regarding CDSC charges and dealer concessions.
(2) If you purchase Class A shares by exchanging from another fund previously subject to a CDSC into Cash Reserves Fund and then redeem those shares prior to the cumulative eighteen month CDSC period, you may be subject to a CDSC of 1% at the time of redemption.

(3) If you purchase Class B shares by exchanging from another fund previously subject to a CDSC into Cash Reserves Fund and then redeem those shares prior to the cumulative six year CDSC period, you may be subject to a CDSC of 1%-5% at the time of redemption.
(4) Class B shares, along with the pro-rata portion of the shares' reinvested dividends and distributions automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY). Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through AIM's Web site. To use this service, you will need a web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use AIM's Web site. AIS will accept Internet purchase instructions only for exchanges or if the purchase price is paid to AIS through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to AIS originated. AIS imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to AIS, along with a check.

AIS employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on AIM's Web site, you will need an account number, your Social Security number, and an alphanumeric password. If AIS follows these procedures, neither AIS, its affiliates nor any fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow AIS's security procedures. By entering into the user's agreement with AIS to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you.

SALES CHARGES (CASH RESERVES FUND)

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A, B, AND C SHARES. Class A and Class B shares purchased by exchanging from another fund previously subject to a CDSC, and Class C shares, may be subject to a CDSC upon redemption in the following percentages.

Year since purchase made             Class A          Class B          Class C

First                                1%               5%               1%
Second                               1%(1)            4%               None
Third                                None             3%               None
Fourth                               None             3%               None
Fifth                                None             2%               None
Sixth                                None             1%               None
Seventh and
  following                          None             None(2)          None

(1)  The CDSC period includes the first six months of the second year.
(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in you account. The CDSC will be assessed on the amount of the lower of the total original cost or current market value of the shares.

You will not pay a CDSC:
o   if you redeem Class C shares you held for more than twelve months;
o if you participate in the periodic withdrawal program and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
o if you redeem shares acquired through reinvestment of dividends and distributions;
o if you are a participant in a qualified retirement plan and redeem Class C shares in order to fund a distribution;
o   on increases in the net asset value of your shares;
o   to pay account fees;

o for IRA distributions due to death or disability or periodic distribution based on life expectancy;
o to return excess contributions (and earnings, if applicable) from retirement plan accounts;
o   for redemptions following the death of a shareholder or beneficial owner; or
o if you are a qualified plan investing in Class A shares and elect to forego any dealer concession.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES (CASH RESERVES FUND ONLY). We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for Class A, Class B, and Class C shares of Cash Reserves Fund. The 12b-1 fees paid by the Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Fund's shares and for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because the Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[ADVISOR ICON]  YOUR ACCOUNT SERVICES

ADI PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through ADI.

SHAREHOLDER ACCOUNTS. AIS maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

CHECKWRITING (INVESTOR CLASS ONLY). If you have $1,000 or more in your account, you may redeem shares of a Fund by check. We will provide personalized checks at no charge within thirty days of your account opening. Checks may be made payable to any party in any amount of $250 or more. Shares of the Fund will be redeemed to cover payment of the check. AIS reserves the right to institute a charge for this service upon notice to all shareholders. Further information about this option may be obtained from AIS.

TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM'S WEB SITE, AIMINVESTMENTS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing AIS. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO or AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

[ADVISOR ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in a Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending how long you have held your shares. If you make an initial purchase in Class A or Class B shares, you will not be subject to a CDSC upon redemption. However, with respect to Class A shares, if you redeem shares which were purchased by exchanging from another fund previously subject to a CDSC into Cash Reserves Fund prior to the cumulative eighteen month CDSC period, you may be subject to a CDSC of 1% equal to the lower of the total original cost or current market value of the shares at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's ADI account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. In addition, with respect to Class B shares, if you redeem shares which were purchased by exchanging from another fund previously subject to a CDSC into Cash Reserves Fund prior to the cumulative six year CDSC period, you may be subject to a CDSC of 1%-5% of the lower of the total original cost or current market value of the shares. With respect to Class C shares of Cash Reserves Fund, if you redeem shares prior to the twelve month CDSC period, you may be subject to a CDSC of 1% of the lower of the total original cost or current market value of the shares. For a non-qualified plan, in determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, or C shares acquired through reinvestment of dividends or other distributions. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class (Cash Reserves Fund Only)" and the section of the Statement of Additional Information entitled "Distributor
- Dealer Concessions (Class A, B, and C Only)."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME

If you own shares in more than one fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify AIS in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Fund if you invest directly through ADI.

METHOD                       REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                 $250 (or, if less, full    AIS's telephone
Call us toll-free at:        liquidation of the         redemption privileges
1-800-525-8085.              account) for a             may be modified or
                             redemption check.          terminated in the
                                                        future at AIS's
                                                        discretion. The
                                                        maximum amount which
                                                        may be redeemed by
                                                        telephone is generally
                                                        $25,000.
--------------------------------------------------------------------------------
IN WRITING                   Any amount.                The redemption request
Mail your request to:                                   must be signed by all
AIM Investment Services, Inc.                           registered account
[ADDRESS]                                               owners. Payment will
You may also send your                                  be mailed to your
request by                                              address as it appears
overnight courier to:                                   on AIS's records, or
[ADDRESS].                                              to a bank designated
                                                        by you in writing.
--------------------------------------------------------------------------------
BY CHECK (INVESTOR CLASS)    $250 per check.            Personalized checks
                                                        are available from
                                                        INVESCO at no charge
                                                        within 30 days of your
                                                        account opening upon
                                                        request. Checks may be
                                                        payable to any party.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        $50 (Investor Class).      You must provide your
Call 1-800-525-8085 to       $250 (Classes A, B, and    bank account
request your redemption.     C). IRA redemptions are    information to AIS
                             not permitted by           prior to using this
                             telephone.                 option. AIS will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank
                                                        account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR        $50. IRA redemptions are   You will need a Web
CLASS - GRANDFATHERED        not permitted via the      browser to use this
INVESTORS ONLY)              internet.                  service. Internet
Go to AIM's Web site at                                 transactions are
aiminvestments.com.                                     limited to a maximum
                                                        of $25,000. AIS will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank
                                                        account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE     $50.                       You must provide your
WITH ACH                                                bank account
Automated transactions by                               information to AIS
phone are available for                                 prior to using this
redemptions and exchanges                               option. Automated
24 hours a day. Simply                                  transactions are
call 1-800-424-8085.                                    limited to a maximum
                                                        of $25,000.
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN     $100 per payment on a      You must have at least
You may call us to request   monthly or quarterly       $10,000 total invested
the appropriate form and     basis. The redemption      with the INVESCO funds
more information at          check may be made          with at least $5,000
1-800-525-8085.              payable to any party you   of that total invested
                             designate.                 in the fund from which
                                                        withdrawals will be
                                                        made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY       Any amount.                All registered account
Mail your request to:                                   owners must sign the
AIM Investment Services, Inc.                           request, with
[ADDRESS].                                              signature guarantees
                                                        from an eligible
                                                        guarantor financial
                                                        institution, such as a
                                                        commercial bank or a
                                                        recognized national or
                                                        regional securities
                                                        firm.
--------------------------------------------------------------------------------

[GRAPH ICON]  DIVIDENDS AND TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER. WE WILL PROVIDE YOU WITH DETAILED INFORMATION EVERY YEAR ABOUT YOUR DIVIDENDS.

Each Fund earns ordinary or investment income from interest on its investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders. You will ordinarily earn income on each day you are invested in one of the Funds, and that income is paid by the Fund to you once a month. Dividends are automatically reinvested in additional shares of a Fund at the net asset value on the monthly dividend distribution date, unless you request that dividends be paid in cash. Please note that classes with higher expenses are expected to have lower dividends.

Unless you are (or your account is) exempt from income taxes, you must include all dividends paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other funds.

Substantially all of the dividends that you receive from Tax-Free Money Fund are expected to be exempt from federal income taxes, but there is no assurance that this will be the case. For the fiscal year ended May 31, 2003, 98.70% of the dividends declared by this Fund were exempt from federal income taxes. Dividends that you receive from Tax-Free Money Fund may be subject to state and local taxes, or to the Federal Alternative Minimum Tax.

If you have not provided AIS with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Investor Class, and, with respect to Cash Reserves Fund, Class A, B, and C, shares of the Funds for the past five years (or, if shorter, the period of the Class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Money Market Funds, Inc.'s 2003 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Prior to November ___, 2003, INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund were series of AIM Money Market Funds, Inc. (formerly, INVESCO Money Market Funds, Inc.). This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                                                    YEAR ENDED MAY 31
                                                      -----------------------------------------------------------------------------
                                                          2003              2002            2001            2000             1999
CASH RESERVES FUND--
INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period                      $1.00             $1.00           $1.00           $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM
INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                              0.01              0.02            0.05            0.05             0.04
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                            $1.00             $1.00           $1.00           $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                               0.68%             1.76%           5.34%           4.87%            4.45%

RATIOS
Net Assets--End of Period ($000 Omitted)               $570,867        $1,121,981        $880,489        $912,135         $814,158

Ratio of Expenses to Average Net
  Assets(a)(b)                                             0.86%             0.82%           0.90%           0.91%            0.90%

Ratio of Net Investment Income to
  Average
  Net Assets(b)                                            0.74%             1.76%           5.14%           4.75%            4.36%

(a)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(b)  Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended May 31, 2001, 2000 and 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.90%, 0.94% and 0.91%, respectively, and ratio of net investment income to average net assets would have been 5.14%, 4.72% and 4.35%, respectively.

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                                                       PERIOD ENDED
                                                                                            YEAR ENDED MAY 31              MAY 31
                                                                                         ------------------------------------------
                                                                                           2003             2002          2001(a)
CASH RESERVES FUND--CLASS A

PER SHARE DATA
Net Asset Value--Beginning of Period                                                      $1.00            $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                                                              0.01             0.01           0.02
===================================================================================================================================
Net Asset Value--End of Period                                                            $1.00            $1.00          $1.00
===================================================================================================================================

TOTAL RETURN                                                                               0.51%            1.32%          2.43%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                 $8,916           $1,564              $1

Ratio of Expenses to Average Net Assets(c)(d)                                              0.96%            1.06%          1.32%(e)

Ratio of Net Investment Income to Average Net Assets(d)                                    0.47%            1.40%          5.41%(e)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.
(b)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(d)  Various expenses of the Class were voluntarily absorbed by INVESCO for year ended May 31, 2002 and the period ended May 31,
     2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.12% and
     1.67% (annualized), respectively, and ratio of net investment income to average net assets would have been 1.34% and 5.06%
     (annualized), respectively.
(e)  Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                                                           PERIOD
                                                                                                                           ENDED
                                                                                            YEAR ENDED MAY 31              MAY 31
                                                                                        -------------------------------------------
                                                                                         2003             2002            2001(a)
CASH RESERVES FUND--CLASS B
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $1.00           $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND DISTRIBUTED TO SHAREHOLDERS(b)                           0.00            0.01             0.03
===================================================================================================================================
Net Asset Value--End of Period                                                           $1.00           $1.00            $1.00
===================================================================================================================================

TOTAL RETURN(c)                                                                           0.36%           1.07%            2.96%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                  $599            $409              $63

Ratio of Expenses to Average Net Assets(e)(f)                                             1.21%           1.52%            1.82%(g)

Ratio of Net Investment Income to Average Net Assets(f)                                   0.33%           0.87%            2.99%(g)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.
(b)  Net Investment Income Earned and Distributed to Shareholders aggregated less than $0.01 on a per share basis for the year ended
     May 31, 2003.
(c)  The applicable CDSC is not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended May 31, 2003 and 2002 and the period ended May 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been
     1.95%, 1.65% and 1.89% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been (0.41%), 0.74% and 2.92% (annualized), respectively.
(g)  Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                                                            PERIOD
                                                                                                                            ENDED
                                                                                        YEAR ENDED MAY 31                   MAY 31
                                                                          ----------------------------------------------------------
                                                                             2003            2002            2001           2000(a)
CASH RESERVES FUND--CLASS C
PER SHARE DATA
Net Asset Value--Beginning of Period                                        $1.00           $1.00           $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM INVESTMENT
  OPERATIONS
NET INVESTMENT INCOME EARNED AND DISTRIBUTED TO
  SHAREHOLDERS(b)                                                            0.00            0.01            0.04          0.01
====================================================================================================================================
Net Asset Value--End of Period                                              $1.00           $1.00           $1.00          $1.00
====================================================================================================================================

TOTAL RETURN(c)                                                              0.29%           0.96%           4.43          1.36%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                  $17,402         $52,233         $14,774         $4,186

Ratio of Expenses to Average Net Assets(e)(f)                                1.27%           1.44%           1.64%         1.54%(g)

Ratio of Net Investment Income to Average Net Assets(f)                      0.33%           1.03%           4.07%         4.73%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.
(b)  Net Investment Income Earned and Distributed to Shareholders aggregated less than $0.01 on a per share basis for the year ended
     May 31, 2003.
(c)  The applicable CDSC is included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of the Class were voluntarily absorbed by INVESCO for the years ended May 31, 2003 and 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.05% and 1.77%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.45%) and 0.70%, respectively.
(g)  Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                       YEAR ENDED MAY 31
                                                          --------------------------------------------------------------------------
                                                                    2003            2002            2001         2000      1999
TAX-FREE MONEY FUND-INVESTOR
CLASS

PER SHARE DATA
Net Asset Value--Beginning of Period                               $1.00           $1.00           $1.00          $1.00      $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS  FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED  AND
  DISTRIBUTED TO SHAREHOLDERS                                       0.01            0.01            0.03           0.03       0.03
===================================================================================================================================
Net Asset Value--End of Period                                     $1.00           $1.00           $1.00          $1.00      $1.00
===================================================================================================================================

TOTAL RETURN                                                        0.57%           1.22%           3.22%          2.86%      2.63%

RATIOS

Net Assets--End of Period ($000 Omitted)                         $26,643         $32,138         $36,055         $40,396   $50,697

Ratio of Expenses to Average Net Assets(a)(b)                       0.85%           0.85%           0.86%          0.87%      0.77%

Ratio of Net Investment Income to Average
  Net Assets(b)                                                     0.57%           1.21%           3.16%          2.82%      2.61%

(a)  Ratio is based on Total Expenses of the Class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(b)  Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended May 31, 2003, 2002, 2001, 2000 and 1999.
     If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.14%, 1.14%,
     1.17%, 1.11% and 1.02%, respectively, and ratio of net investment income to average net assets would have been 0.28%, 0.92%,
     2.85%, 2.58% and 2.36%, respectively.

FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                       YEAR ENDED MAY 31
                                                                 ------------------------------------------------------------------
                                                                     2003              2002         2001         2000         1999
U.S. GOVERNMENT MONEY FUND-
INVESTOR CLASS

PER SHARE DATA
Net Asset Value--Beginning of Period                                $1.00             $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                                        0.01              0.02         0.05         0.05         0.04
===================================================================================================================================
Net Asset Value--End of Period                                      $1.00             $1.00        $1.00        $1.00        $1.00
===================================================================================================================================

TOTAL RETURN                                                         0.72%             1.67%        5.24%        4.74%        4.36%

RATIOS
Net Assets--End of Period ($000 Omitted)                          $67,097            $75,720      $75,380      $86,060     $91,509

Ratio of Expenses to Average Net Assets(a)(b)                        0.85%             0.85%        0.86%        0.86%        0.86%

Ratio of Net Investment Income to Average Net
Assets(b)                                                            0.72%             1.65%        5.10%        4.63%        4.28%

(a)  Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(b)  Various expenses of the Fund were voluntarily absorbed by INVESCO for the years ended May 31, 2003, 2002, 2001, 2000 and 1999.
     If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.11%, 1.04%,
     1.18%, 1.16% and 1.08%, respectively, and ratio of net investment income to average net assets would have been 0.46%, 1.46%,
     4.78%, 4.33% and 4.06%, respectively.

OCTOBER ___, 2003

AIM TREASURER'S SERIES TRUST
INVESCO CASH RESERVES FUND--INVESTOR CLASS, CLASS A, B, AND C
INVESCO TAX-FREE MONEY FUND--INVESTOR CLASS
INVESCO U.S. GOVERNMENT MONEY FUND--INVESTOR CLASS

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated October ___, 2003, is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the AIM Web site at aiminvestments.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-2606 and 002-55079.


811-5460

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST
                  INVESCO TREASURER'S MONEY MARKET RESERVE FUND
                   INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

Address:                                     Mailing Address:

4350 South Monaco Street,                    P.O. Box 173706,
Denver, CO 80237                             Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085

                                November __, 2003

--------------------------------------------------------------------------------

A Prospectus for INVESCO Treasurer's Money Market Reserve and INVESCO Treasurer's Tax-Exempt Reserve Funds (each a "Fund" and collectively the "Funds") dated November ___, 2003 provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Treasurer's Series Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003. Please note the fiscal year end of each Fund has been changed to August 31. Prior to November ___, 2003, the Funds were each a series portfolio of a Maryland corporation named AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

You may obtain, without charge, the current Prospectus, SAI, and annual and semiannual reports of the Funds by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus of the Funds is also available through AIM's Web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust......................................................................3

Investments, Policies, and Risks...............................................3

Investment Restrictions.......................................................10

Management of the Funds.......................................................12

Other Service Providers.......................................................33

Brokerage Allocation and Other Practices......................................33

Shares of Beneficial Interest.................................................35

Tax Consequences of Owning Shares of a Fund...................................35

Performance...................................................................6

Proxy Voting..................................................................40

Code of Ethics................................................................42

Financial Statements..........................................................42

Appendix A....................................................................43

THE TRUST

AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series of AIM Treasurer's Series Funds, Inc.("Company") was redomesticated as a new series of the Trust on October 31, 2003. Prior to October __, 2003, the name of the Company was INVESCO Treasurer's Series Funds, Inc.

INVESCO Treasurer's Series Funds, Inc. was incorporated as INVESCO Treasurer's Series Funds, Inc. on March 17, 1999, under the laws of Maryland. On May 28, 1999, it assumed all of the assets and liabilities of INVESCO Treasurer's Series Trust, which was organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust on January 27, 1988.

The Trust is an open-end, diversified, no-load management investment company currently consisting of two portfolios of investments consisting of one class:
INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (each a "Fund" and, collectively, the "Funds") and a third portfolio consisting of two classes: INVESCO Stable Value Fund - Institutional Class and Class R. Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectus of the Funds. The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity, and investing in high- quality debt instruments. Each Fund's assets are invested in securities having maturities of 397 days or less, and the dollar-weighted average maturity of the portfolio will not exceed ninety days. The Funds buy only securities determined by the Funds' Advisor or AIM Capital Management, Inc. ("ACM"), the Funds' sub-advisor, pursuant to procedures approved by the board of trustees, to be of high quality with minimal credit risk and to be eligible for investment by the Funds under applicable U.S. Securities and Exchange Commission ("SEC") rules. See Appendix A for descriptions of the Funds' investment instruments referred to below, as well as discussions of the degrees of risk involved in such investment instruments.

INVESCO TREASURER'S MONEY MARKET RESERVE FUND

Treasurer's Money Market Reserve Fund attempts to achieve its objective by investing in debt securities, including short-term money market instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of financial institutions, which may include demand features (such as the following instruments determined to be readily marketable by the Advisor: certificates of deposit, time deposits and bankers' acceptances of domestic and foreign banks, and funding agreements issued by domestic insurance companies), corporate debt securities other than commercial paper, and loan participation agreements. Corporate debt securities acquired by the Fund must be rated by at least two nationally recognized statistical rating organizations ("NRSROs"), generally Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's"), in one of the two highest rating categories (AAA or AA by S&P or Aaa or Aa by Moody's), or where the obligation is rated only by S&P or Moody's, and not by any other NRSRO, such obligation is rated AAA or AA by S&P, or Aaa or Aa by Moody's. The Fund limits purchases of instruments issued by banks to those instruments which are rated in one of the two highest categories by an NRSRO. The Fund also limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks. From time to time, on a temporary basis for defensive purposes, the Fund may hold cash.

Commercial paper acquired by the Fund must be rated by at least two NRSROs, generally S&P and Moody's, in the highest rating category (A-1 by S&P or P-1 by Moody's), or, where the obligation is rated by only S&P or Moody's and not by any other NRSRO, such obligation is rated A-1 or P-1. Money market instruments purchased by the Fund which are not rated by any NRSRO must be determined by the Advisor to be of equivalent credit quality to the rated securities in which the Fund may invest. In the Advisor's opinion, obligations that are not rated are not necessarily of lower quality than those which are rated; however, they may be less marketable and typically may provide higher yields. The Fund invests in unrated securities only when such an investment is in accordance with the Fund's investment objective of achieving a high level of current income and when such investment will not impair the Fund's ability to comply with requests for redemptions.

LOAN PARTICIPATION INTERESTS -- Treasurer's Money Market Reserve Fund may purchase loan participation interests in all or part of specific holdings of corporate debt obligations. The issuer of such debt obligations is also the issuer of the loan participation interests into which the obligations have been apportioned. The Fund will purchase only loan participation interests issued by companies whose commercial paper is currently rated in the highest rating category by at least two NRSROs, generally S&P and Moody's (A-1 by S&P or P-1 by Moody's), or where such instrument is rated only by S&P or Moody's and not by any other NRSRO, such instrument is rated A-1 or P-1. Such loan participation interests will only be purchased from banks which meet the criteria for banks discussed above and registered broker-dealers or registered government securities dealers which have outstanding commercial paper or other short-term debt obligations rated in the highest rating category by at least two NRSROs or by one NRSRO if such obligation is rated by only one NRSRO. Such banks and security dealers are not guarantors of the debt obligations represented by the loan participation interests, and therefore are not responsible for satisfying such debt obligations in the event of default. Additionally, such banks and securities dealers act merely as facilitators, with regard to repayment by the issuer, with no authority to direct or control repayment. The Fund will attempt to ensure that there is a readily available market for all of the loan participation interests in which it invests. The Fund's investments in loan participation interests for which there is not a readily available market are considered to be investments in illiquid securities.

VARIABLE OR FLOATING RATE INSTRUMENTS -- The Fund may invest in Eligible Securities, as defined in Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.

MUNICIPAL SECURITIES -- Municipal securities include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- Treasurer's Money Reserve Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks.

Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

INSURANCE FUNDING AGREEMENTS -- The Fund may also invest in funding agreements issued by domestic insurance companies. Such funding agreements will only be purchased from insurance companies which have outstanding an issue of long-term debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's. In all cases, the Fund will attempt to obtain the right to demand payment, on not more than seven days' notice, for all or any part of the amount subject to the funding agreement, plus accrued interest. The Fund intends to execute its right to demand payment only as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. The Fund's investments in funding agreements that do not have this demand feature, or for which there is not a readily available market, are considered to be investments in illiquid securities.

U.S. GOVERNMENT SECURITIES -- The Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government sponsored agencies or instrumentalities if it is not legally obligated to do so.

INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

Treasurer's Tax-Exempt Reserve Fund will attempt to achieve its objective by investing in short-term debt securities, the interest on which is exempt from federal taxation, including short-term municipal obligations, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes;

tax-exempt commercial paper; and variable rate demand notes. It is the intention of this Fund to qualify to pay exempt-interest dividends for federal tax purposes. There can be no assurance that this Fund will qualify each year to pay exempt-interest dividends.

It is a fundamental policy of the Fund that, under normal market conditions, it will have at least 80% of its net assets invested in municipal obligations that, based on the opinion of counsel to the issuer, pay interest free from federal income tax. It is the Fund's present intention (but not a fundamental policy) to invest its assets so that substantially all of its annual income will be tax-exempt. This Fund may invest in municipal obligations whose interest income may be specially treated as a tax preference item under the Alternative Minimum Tax ("AMT"). Securities that generate income that is a tax preference item may not be counted towards the 80% tax exempt threshold described above. Tax-exempt income may result in an indirect tax preference item for corporations, which may subject an investor to liability under the AMT depending on its particular situation. This Fund, however, will not invest more than 20% of its net assets in obligations, the interest from which gives rise to a preference item for the purpose of the AMT and in other investments subject to federal income tax. Distributions from this Fund may be subject to state and local taxes.

Municipal bonds purchased by the Fund must be rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (AAA or AA by S&P or Aaa or Aa by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO. Municipal notes or municipal commercial paper must be rated in the highest rating category by at least two NRSROs, or where the note or paper is rated only by one NRSRO, in the highest rating category by that NRSRO. If a security is unrated, the Fund may invest in such security if INVESCO determines, in an analysis similar to that performed by Moody's or S&P in rating similar securities and issuers, that the security is comparable to that eligible for investment by the Fund.

GUARANTEES -- The Fund may acquire a right to sell an obligation to another party at a guaranteed price approximating par value, either on demand or at specified intervals. The right to sell may form part of the obligation or be acquired separately by the Fund. These rights may be referred to as demand features, guarantees or puts, depending on their characteristics (collectively referred to as "Guarantees"), and may involve letters of credit or other credit support arrangements supplied by domestic or foreign banks supporting the other party's ability to purchase the obligation from the Fund. The Fund will acquire Guarantees solely to facilitate portfolio liquidity and does not intend to exercise them for trading purposes. In considering whether an obligation meets the Fund's quality standards, the Fund may look to the creditworthiness of the party providing the right to sell or to the quality of the obligation itself. The acquisition of a Guarantee will not affect the valuation of the underlying obligation which will continue to be valued in accordance with the amortized cost method of valuation.

TEMPORARY DEFENSIVE POSITION -- From time to time, on a temporary basis for defensive purposes, the Fund may also hold 100% of its assets in cash or invest in taxable short term investments ("taxable investments"), including obligations of the U.S. government, its agencies or instrumentalities; commercial paper limited to obligations which are rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (A-1 by S&P and P-1 by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO; certificates of deposit of U.S. banks, including foreign branches of U.S. banks meeting the criteria described in the discussion above in the "Investments, Policies, and

Risks" of Treasurer's Money Market Reserve Fund; time deposits; and repurchase agreements with respect to any of the foregoing with registered broker-dealers, registered government securities dealers or banks.

OTHER POLICIES RELEVANT TO THE FUNDS

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements ("REPOs"), and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which a Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by a Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements and reverse repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A to this SAI for a discussion of these agreements and the risks involved with such transactions.

ASSET-BACKED SECURITIES -- Asset-backed securities represent interests in pools of consumer loans. These pools of loans can be pools of other consumer debt, such as credit card receivables. Asset-backed securities generally are structured as "pass-through" securities, which means that principal and interest payments on the underlying loans are passed through to the holder of the security. Although an asset-backed security may be supported by letters of credit and other credit enhancements, its value ultimately depends upon the payment by individuals who owe money on the underlying loans. The underlying loans usually allow prepayments, which can shorten the securities' weighted average life and may lower their returns. This most frequently occurs when interest rates drop and large numbers of persons refinance their debts. Similarly, if the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund does not currently intend to purchase any such security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

SECTION 4(2) AND RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable a Fund to sell such an investment when appropriate. For this reason, the Trust's board of trustees has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of trustees has given the investment advisor the day-to-day authority to determine the liquidity of
Section 4(2) and Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, each Fund also may purchase and sell up to 10% of its respective assets on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

DIVERSIFICATION -- The Company is a diversified investment company under the 1940 Act. Except to the extent permitted under Rule 2a-7 of the 1940 Act or any successor rule thereto, no more than 5% of the value of each Fund's total assets can be invested in the securities of any one issuer. This 5% issuer diversification restriction does not apply to cash, cash items, or securities issued or guaranteed by the U.S. government.

PORTFOLIO SECURITIES LOANS -- The Company, on behalf of each of the Funds, may lend limited amounts of the Funds' portfolio securities (not to exceed 33 1/3% of a Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Company, on behalf of the applicable Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Company may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding securities of the Fund" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality, and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

As of the date of this SAI, INVESCO Funds Group, Inc. ("INVESCO") serves as investment advisor to the Funds. INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Trust's investment advisor. INVESCO was founded in 1932 and serves as investment advisor to series of the following entities:

     AIM Bond Funds
     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust AIM International Mutual Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Treasurer's Series Trust I
     NVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of more than $19.2 billion on behalf of 2,756,061 shareholder accounts.

Prior to June 1, 1999, INVESCO Capital Management, Inc., a division of INVESCO, Inc., ("ICM") was investment advisor to the Funds.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the board of trustees of the Trust have approved for each Fund a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Funds under which AIM will serve as investment advisor for each Fund. If approved by a Fund's shareholders, the new advisory agreement with AIM will become effective on November 5, 2003. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976 and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of AIM Management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

AIM and INVESCO are indirect, wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $347.6 billion in assets under management as of June 30, 2003.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company, doing business as INVESCO Trust Company) (ANTC), a wholly-owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional, Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO National Asset Management Group, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions
          (Taft-Hartley), mutual funds and individuals.

          INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

          INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

          INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies deriving substantial revenues from real industry activities.

          INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts, and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1A6, England.

THE INVESTMENT ADVISORY AGREEMENT WITH INVESCO

As of the date of this SAI, INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated November ___, 2003 (the "Agreement") with the Trust.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the Trustees of the Trust, and executing transactions accordingly;

     o providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by a Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to a Fund's portfolio securities shall be exercised.

As of the date of this SAI, INVESCO also performs all of the following services for the Funds:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o  supplying the Trust with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Trust, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of 0.25% of each Fund's average net assets. Effective July 1, 2003, INVESCO Treasurer's Money Market Reserve Fund fees will not be in excess of the expense limitation shown, which has been voluntarily agreed to by the Company and INVESCO.

During the fiscal years ended May 31, 2003, 2002 and 2001, the Funds paid INVESCO advisory fees in the dollar amounts shown below:

                                               ADVISORY            TOTAL EXPENSE
                                               FEE DOLLARS         LIMITATIONS
                                               -----------         -----------

TREASURER'S MONEY MARKET RESERVE FUND
Year Ended May 31, 2003                         $1,419,873            0.20%(1)
Year Ended May 31, 2002                         $2,797,536               N/A
Year Ended May 31, 2001                         $3,745,890               N/A

TREASURER'S TAX-EXEMPT RESERVE  FUND
Year Ended May 31, 2003                         $  124,128
Year Ended May 31, 2002                         $  175,017
Year Ended May 31, 2001                         $  154,916

(1) The Fund's investment advisor will voluntarily waive, on an annual basis, to limit the management fee to 0.20% effective July 1, 2003. The voluntary waiver may be changed at any time following consultation with the Fund's Board of Trustees.

THE SUB-ADVISORY AGREEMENT

AIM Capital Management, Inc. ("ACM") serves as sub-advisor to the Funds pursuant to a sub-advisory agreement dated November __, 2003 (the "Sub-Advisory Agreement") with INVESCO.

The Sub-Advisory Agreement provides that ACM, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to investment advisory customers of ACM; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

The Sub-Advisory Agreement provides that, as compensation for its services, ACM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of each Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the annual rate of 40% of the investment advisory fee retained by INVESCO after each Fund's expenses have been paid by INVESCO under the terms of the Investment Advisory Agreement or Fund Prospectus.

BOARD APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT WITH ACM

In approving the Advisory Agreement and Sub-Advisory Agreement with ACM, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the Agreements and the overall fairness of the Agreements. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things, (1) the overall performance results of the Funds in comparison to relevant indices, and (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization and the experience of the Sub-Advisor in managing money market funds. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreements, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Funds. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent accountants perform a review of INVESCO's methodology. The board concluded that renewal of the Advisory Agreement and Sub-Advisory Agreement was in the best interest of the Funds' shareholders. These matters were considered by trustees who are not affiliated with INVESCO (the "Independent Trustees") working with experienced 1940 Act counsel that is independent of INVESCO.

PROPOSED INVESTMENT ADVISORY AGREEMENT WITH AIM

Under the new advisory agreement, if approved by shareholders at the October 21, 2003 meeting, effective November 5, 2003, AIM will be responsible for supervising all aspects of the Funds' operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The new advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the new advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The new advisory agreement provides that each Fund will pay or cause to be paid all ordinary business expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

If the new advisory agreement is approved by shareholders, AIM will receive a monthly fee from each Fund calculated at the same annual rates, based on the average daily net assets of each Fund during the year which are set forth above, under the section entitled "The Investment Advisory Agreement with INVESCO."

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for and seeking appropriate approvals from the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF NEW ADVISORY AGREEMENT WITH AIM

As noted above, shareholders will be asked to approve a new advisory agreement with AIM. If approved, that agreement will go effective on November 5, 2003. At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent trustees also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to Funds would not change if the new advisory agreement with AIM is approved by shareholders.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORDS OF THE FUNDS. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for each Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that projected expense ratio and advisory fees of each Fund under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE PROPOSED ADVISORY AGREEMENT. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of each Fund do not approve the proposed advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Funds.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated November ___, 2003 with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

AIM, pursuant to the terms of the Advisory Agreement, will not charge the Funds any fees under this Administrative Services Agreement. However, this commitment may be changed following consultation with the board of trustees. The Funds themselves paid no administrative services fees to AIM.

Effective November 5, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's board of trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc., [11 Greenway Plaza, Suite 100, Houston, Texas 77046], is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated October ___, 2003 with the Trust.

The Transfer Agency Agreement provides that AIS, pursuant to the terms of the Advisory Agreement, will not charge the Funds any fees under this Transfer Agency Agreement. However, this commitment may be changed following consultation with the board of trustees. Prior to October ___, 2003, INVESCO served as administrator and transfer agent to the Funds. The Funds themselves paid no transfer agency fees to INVESCO.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The board of trustees is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.

INDEPENDENT TRUSTEES

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                             With Company, Term     During Past Five Years(2)         Funds in the    Held by Trustee
                             of Office(1) and                                         Fund Complex
                             Length of Time                                           Overseen by
                             Served(2)                                                Trustee

Bob R. Baker(3)              Vice Chairman of the   Consultant (2000-present).        48
37 Castle Pines Dr. N.       Board (2003-present)   Formerly, President and Chief
Castle Rock, Colorado                               Executive Officer (1988-2000)
Age:  67                                            of AMC Cancer Research Center,
                                                    Denver, Colorado; until
                                                    mid-December 1988, Vice
                                                    Chairman of the Board of First
                                                    Columbia Financial Corporation,
                                                    Englewood, Colorado; formerly,
                                                    Chairman of the Board and Chief
                                                    Executive Officer of First
                                                    Columbia Financial Corporation.

James T. Bunch(3)            Trustee                Co-President and Founder of       48
3600 Republic Plaza                                 Green, Manning & Bunch Ltd.,
370 Seventeenth Street                              Denver, Colorado (1988-present)
Denver, Colorado                                    (investment banking firm);
Age:  60                                            Director, Policy Studies, Inc.
                                                    and Van Gilder Insurance
                                                    Corporation; formerly, General
                                                    Counsel and Director of
                                                    Boettcher & Co., Denver,
                                                    Colorado; and formerly,
                                                    Chairman and Managing Partner
                                                    law firm of Davis, Graham &
                                                    Stubbs, Denver, Colorado.

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                             With Company, Term     During Past Five Years(2)         Funds in the    Held by Trustee
                             of Office(1) and                                         Fund Complex
                             Length of Time                                           Overseen by
                             Served(2)                                                Trustee

Gerald J. Lewis(3)              Trustee             Chairman of Lawsuit               48              Director of General Chemical
701 "B" Street                                      Resolution Services, San                          Group, Inc., Hampdon, New
Suite 2100                                          Diego, California                                 Hampshire (1996 to present).
San Diego, California                               (1987-present). Formerly,                         Director of Wheelabrator
Age:  70                                            Associate Justice of the                          Technologies, Inc., Fisher
                                                    California Court of Appeals;                      Scientific, Inc., Henley
                                                    and Of Counsel, Latham &                          Manufacturing, Inc., and
                                                    Watkins, San Diego,                               California Coastal
                                                    California (1987-1997).                           Properties, Inc.


Larry Soll, Ph.D.(3)            Trustee             Retired.  Formerly, Chairman      48              Director of Synergen since
2358 Sunshine Canyon Drive                          of the Board (1987-1994),                         incorporation in 1982;
Boulder, Colorado                                   Chief Executive Officer                           Director of Isis
Age:  61                                            (1982-1989 and 1993-1994),                        Pharmaceuticals, Inc.
                                                    and President (1982-1989) of
                                                    Synergen Inc.; and formerly,
                                                    Trustee of INVESCO Global
                                                    Health Sciences Fund.

Interested Trustees and Officers.

Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of Funds Other Directorships
                             With Company, Term of  During Past Five Years(2)         in the Fund     Held by Trustee
                             Office1 and Length of                                    Complex
                             Time Served(2)                                           Overseen by
                                                                                      Trustee

Mark H. Williamson           President (1998-2001), President and Chief               48              Chairman of the Board of
4350 South Monaco Street     Chief Executive        Executive Officer, A I M                          INVESCO Funds Group, Inc.
Denver, Colorado             Officer (1998 to       Investment Management and Chief                   and formerly of INVESCO
Age:  52                     present) and Chairman  Executive Officer of the                          Distributors, Inc.
                             of the Board (since    Division of AMVESCAP PLC
                             1999)                  (2003-present). Formerly, Chief
                                                    Executive Officer, Managed
                                                    Products Division, AMVESCAP PLC
                                                    (2001-2002). Formerly, Chairman
                                                    of the Board (1998-2002);
                                                    President (1998-2002); or Chief
                                                    Executive Officer (1998-2002)
                                                    of INVESCO Funds Group, Inc.;
                                                    and formerly of INVESCO
                                                    Distributors, Inc.; formerly,
                                                    Chief Operating Officer and
                                                    Chairman of the Board of
                                                    INVESCO Global Health Sciences
                                                    Fund; formerly, Chairman and
                                                    Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and
                                                    formerly, Chairman of
                                                    NationsBanc Investments, Inc.

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of Funds Other Directorships
                             With Company, Term of  During Past Five Years(2)         in the Fund     Held by Trustee
                             Office1 and Length of                                    Complex
                             Time Served(2)                                           Overseen by
                                                                                      Trustee

Glen A. Payne                Secretary              Senior Vice President, General
4350 South Monaco Street                            Counsel and Secretary of
Denver, Colorado                                    INVESCO Funds Group, Inc.;
Age:  56                                            formerly Senior Vice President,
                                                    Secretary and General Counsel
                                                    of INVESCO Distributors, Inc.;
                                                    formerly, Secretary of INVESCO
                                                    Global Health Sciences Fund;
                                                    General Counsel of INVESCO
                                                    Trust Company (1989 to 1998);
                                                    and employee of a U.S.
                                                    regulatory agency, Washington,
                                                    D.C. (1973 to 1989).

Kevin M. Carome              Assistant Secretary    Director, Senior Vice President
[ADDRESS]                                           and General Counsel, AIM
Age:  57                                            Management Group, Inc.
                                                    (financial services holding
                                                    company) and A I M Advisors,
                                                    Inc.; and Vice President, A I M
                                                    Capital Management, Inc., A I M
                                                    Distributors, Inc. and A I M
                                                    Fund Services; Director, Vice
                                                    President and General Counsel,
                                                    Fund Management Company.

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of Funds Other Directorships
                             With Company, Term of  During Past Five Years(2)         in the Fund     Held by Trustee
                             Office1 and Length of                                    Complex
                             Time Served(2)                                           Overseen by
                                                                                      Trustee

Ronald L. Grooms             Chief Accounting       Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street     Officer, Chief         Treasurer of INVESCO Funds                        Group, Inc. and formerly of
Denver, Colorado             Financial Officer and  Group, Inc.; and formerly                         INVESCO Distributors, Inc.
Age:  56                     Treasurer              Senior Vice President and
                                                    Treasurer of INVESCO
                                                    Distributors, Inc.; formerly,
                                                    Treasurer and Principal
                                                    Financial and Accounting
                                                    Officer of INVESCO Global
                                                    Health Sciences Fund; and
                                                    Senior Vice President and
                                                    Treasurer of INVESCO Trust
                                                    Company (1988 to 1998).

Robert H. Graham             Trustee                Director and Chairman, AIM        48              None
[ADDRESS]                                           Management Group Inc.
Age:  57                                            (financial services holding
                                                    company); and Director and Vice
                                                    Chairman, AMVESCAP PLC (parent
                                                    of AIM and a global investment
                                                    management firm); formerly,
                                                    President and Chief Executive
                                                    Officer, AIM Management Group
                                                    Inc.; Director and Chairman,
                                                    A I M Capital Management, Inc.
                                                    (registered investment
                                                    advisor), A I M Distributors,
                                                    Inc. (registered broker
                                                    dealer); A I M Fund Services,
                                                    Inc. (registered transfer
                                                    agent), and Fund Management
                                                    Company (registered broker
                                                    dealer).

Name, Address, and Age       Position(s) Held       Principal Occupation(s)           Number of Funds Other Directorships
                             With Company, Term of  During Past Five Years(2)         in the Fund     Held by Trustee
                             Office1 and Length of                                    Complex
                             Time Served(2)                                           Overseen by
                                                                                      Trustee

William J. Galvin, Jr.       Assistant              Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street     Secretary              Assistant Secretary of INVESCO                    Group, Inc. and formerly of
Denver, Colorado                                    Funds Group, Inc.; and formerly                   INVESCO Distributors, Inc.
Age:  47                                            Senior Vice President and
                                                    Assistant Secretary of INVESCO
                                                    Distributors, Inc. Formerly,
                                                    Trust Officer of INVESCO Trust
                                                    Company (1995 to 1998).

Pamela J. Piro               Assistant              Vice President and Assistant
4350 South Monaco Street     Treasurer              Treasurer of INVESCO Funds
Denver, Colorado                                    Group, Inc.; and formerly
Age:  43                                            Assistant Treasurer of INVESCO
                                                    Distributors, Inc. Formerly,
                                                    Assistant Vice President (1996
                                                    to 1997).

Dana R. Sutton              Assistant Treasurer     Vice President and Fund
[ADDRESS]                                           Treasurer, A I M Advisors, Inc.
Age:  54

Tane' T. Tyler               Assistant Secretary    Vice President and Assistant
4350 South Monaco Street    (since 2002)            General Counsel of INVESCO
Denver, Colorado                                    Funds Group, Inc.
Age: 38

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of trustees after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of trustees in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws. The board of trustees has adopted a retirement policy providing for mandatory retirement of a Fund trustee at the end of the calendar quarter in which the trustee becomes 75, with a trustee being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.
(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.
(3) Member of the audit committee of the Trust.

BOARD OF TRUSTEES STANDING COMMITTEES

Shareholders have been asked to approve a new slate of trustees at a meeting to be held on October 21, 2003. Pending shareholder approval of the new trustees, additional committees of the Board will be established at a future date.

The board of trustees has an audit committee comprised of four trustees who are Independent Trustees. The committee meets quarterly with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the INVESCO Complex that are overseen by the director, as a whole, as of December 31, 2002:

-----------------------------------------------------------------------------------------------------------------
Trustee                  Dollar Range of Equity Securities Owned in Each Fund(1)        Aggregate Dollar Range of
                                                                                        Equity Securities in All
                                                                                        Registered Investment
                                                                                        Companies Overseen by the
                                                                                        trustee in the INVESCO
                                                                                        Funds Complex(1)
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Bob R. Baker           INVESCO Treasurer's Money Market                      $1-$10,000             Over $100,000
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                        $1-$10,000
                         Reserve Fund
-----------------------------------------------------------------------------------------------------------------
James T. Bunch         INVESCO Treasurer's Money Market                      $1-$10,000          $50,001-$100,000
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                        $1-$10,000
                         Reserve Fund
-----------------------------------------------------------------------------------------------------------------
Gerald J. Lewis        INVESCO Treasurer's Money Market                      $1-$10,000          $50,001-$100,000
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                        $1-$10,000
                         Reserve Fund
-----------------------------------------------------------------------------------------------------------------
Larry Soll             INVESCO Treasurer's Money Market                   Over $100,000             Over $100,000
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                        $1-$10,000
                         Reserve Fund
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Robert H. Graham       INVESCO Treasurer's Money Market                       $________            $____________
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                         $________
                         Reserve Fund
-----------------------------------------------------------------------------------------------------------------

Mark H. Williamson     INVESCO Treasurer's Money Market                            None            Over $100,000
                         Reserve Fund
                       INVESCO Treasurer's Tax-Exempt                              None
                        Reserve Fund
-----------------------------------------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Trust to its Independent Trustees for services rendered in their capacities as trustees of the Trust; the benefits accrued as Trust expenses [with respect to the Retirement Plan discussed below]; and the estimated annual benefits to be received by these trustees upon retirement as a result of their service to the Trust, all for the fiscal year ended May 31, 2003.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these trustees for services rendered in their capacities as trustees during the year ended December 31, 2002. As of December 31, 2002, there were 48 INVESCO Funds.

--------------------------------------------------------------------------------------------------------
Name of Person         Aggregate            Benefits          Estimated Annual           Total
and Position           Compensation From    Accrued As Part   Benefits Upon              Compensation
                       Company(1)           of Company        Retirement(3)              From INVESCO
                                            Expenses(2)                                  Funds Paid
                                                                                         To Trustees
--------------------------------------------------------------------------------------------------------
Bob R. Baker                  5,361             0                  1,391                      138,000
                                                                                              -------
James T. Bunch                4,791             0                      0                      124,625
                                                                                              -------
Gerald J. Lewis               4,702             0                      0                      116,500
                                                                                              -------
Larry Soll                    4,861             0                      0                      126,000
                                                                                              -------

(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent
    Trustees, and the members of the Funds' committees who are Independent Trustees each receive compensation for serving in such capacities in addition to the compensation paid to all
    Independent Trustees.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the trustees.

(3) These amounts represent the Trust's share of the estimated annual benefits payable by the INVESCO Funds upon the trustees' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these trustees has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4) Total as a percentage of the net assets of the INVESCO Funds as of December 31, 2002.

Messrs. Graham and Williamson, as "Interested Trustees" of the Trust and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the INVESCO Funds for their service as trustees.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of [October __, 2003,] the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Treasurer's Money Market Reserve Fund

--------------------------------------------------------------------------------
Name and Address              Basis of Ownership           Percentage Owned
                              (Record/Beneficial)
================================================================================

--------------------------------------------------------------------------------


Treasurer's Tax-Exempt Reserve Fund
--------------------------------------------------------------------------------
Name and Address              Basis of Ownership           Percentage Owned
                              (Record/Beneficial)
================================================================================

--------------------------------------------------------------------------------

As of [October ___, 2003], officers and trustees of the Trust, as a group, beneficially owned less than ___% of Treasurer's Money Market Reserve Fund's outstanding shares and less than ___% of Treasurer's Tax-Exempt Reserve Fund's outstanding shares.

DISTRIBUTOR

Effective July 1, 2003, Fund Management Company ("FMC") became the distributor of the Funds.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT
AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL
The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Company, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

Because the securities that the Funds invest in are generally traded on a principal basis, it is unusual for a Fund to pay any brokerage commissions. The Funds paid no brokerage commissions for the fiscal years ended May 31, 2003, 2002, and 2001. For the fiscal years ended May 31, 2003, 2002, and 2001, brokers providing research services received $0, $0, $0, and $0, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $0, $0, and $0, respectively. Commissions totaling $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal years ended May 31, 2003, 2002, and 2001, respectively.

At May 31, 2003, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
Fund                               Broker or Dealer         Value of Securities
                                                              at May 31, 2003
================================================================================
Treasurer's Money Market Reserve   State Street Bank and        $28,926,032
                                   Trust
--------------------------------------------------------------------------------
                                   Goldman Sachs Group          $30,000,000
--------------------------------------------------------------------------------
                                   Morgan Stanley               $25,000,000
--------------------------------------------------------------------------------
                                   Wachovia Securities          $20,069,418
--------------------------------------------------------------------------------
Treasurer's Tax-Exempt             State Street Bank and        $379,931
  Reserve                          Trust
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each Fund.

All shares of each Fund are of one class with equal rights as to voting, dividends, and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of trustees has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the board of trustees will call special meetings of shareholders. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income. As a result of this policy and the Funds' qualifications as regulated investment companies, it is anticipated that neither of the Funds will pay federal income or excise taxes and that the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income at the corporate tax rates.

Treasurer's Tax-Exempt Reserve Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will qualify if at least 50% of its total assets are invested in municipal securities at the end of each quarter of the Fund's fiscal year. The exempt-interest portion of the monthly income dividend may be based on the ratio of that Fund's tax-exempt income to taxable income for the entire fiscal year. The ratio is calculated and reported to shareholders at the end of each fiscal year of the Fund. The tax-exempt portion of any particular dividend may be based on the tax-exempt portion of all distributions for the year, rather than on the tax-exempt portion of that particular dividend. A corporation includes exempt-interest dividends in calculating its alternative minimum taxable income in situations where the adjusted current earnings of the corporation exceed its alternative minimum taxable income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of Treasurer's Tax-Exempt Reserve Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

The Funds' investment objectives and policies, including their policy of attempting to maintain a net asset value of $1.00 per share, make it unlikely that any capital gains will be paid to investors. However, each Fund cannot guarantee that such a net asset value will be maintained. Accordingly, a shareholder may realize a capital gain or loss upon redemption of shares of a Fund. Capital gain or loss on shares held for one year or less is classified as short-term capital gain or loss while capital gain or loss on shares held for more than one year is classified as long-term capital gain or loss. Any loss realized on the redemption of fund shares held for six months or less is nondeductible to the extent of any exempt-interest dividends paid with respect to such shares. Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

From time to time the Fund(s') advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds' total returns for one-, five-, and ten-year periods (or since inception).

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited.

We may also advertise a Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. For the seven days ended May 31, 2003, Treasurer's Money Market Reserve Fund's current and effective yields were 1.04% and 1.05%, respectively; Treasurer's Tax-Exempt Reserve Fund's current and effective yields were 1.08% and 1.09%, respectively.

More information about the Funds' recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods ended May 31, 2003 were:

Name of Fund                                   1 Year      5 Years      10 Years
------------                                   ------      -------      --------
Treasurer's Money Market Reserve Fund          1.35%       4.06%        4.50%
Treasurer's Tax-Exempt Reserve Fund            1.19%       2.72%        3.04%

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                n
                        P(1 + T) = ERV

where:        P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
              ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

To obtain a Fund's current 7-day yield information, please call AIM Investment Services, Inc. at 1-800-525-8085.

Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          (a-b)     6
                Yield = 2[----- + 1)  + 1]
                          (cd)

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials, or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                          LIPPER MUTUAL
FUND                                      FUND CATEGORY

Treasurer's Money Market Reserve Fund     Money Market Funds
Treasurer's Tax-exempt Reserve Fund       Tax-Exempt Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
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                                       39

PROXY VOTING

The boards of trustees of the INVESCO Mutual Funds have expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor is available without charge by calling 1-800-525-8085. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.invescofunds.com.

PROXY VOTING ADMINISTRATION - The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o  Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS - The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS - The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION - The Advisor believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES - The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES - The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and FMC permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and FMC's personnel to conduct their personal investment activities in a manner that the Advisor and FMC believe is not detrimental to the Fund or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Treasurer's Series Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003. Prior to November ___, 2003, the Funds were each a series of a Maryland corporation named AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

                                   APPENDIX A

     Some of the terms used in the Statement of Additional Information are described below.

     BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated interest rate.

     BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the Notes.

     MUNICIPAL BONDS may be issued to raise money for various public purposes like constructing public facilities and making loans to public institutions. Certain types of municipal bonds, such as certain project notes, are backed by the full faith and credit of the United States. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems, and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are backed by the net revenues derived from a particular facility or group of facilities of a municipality or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore investments in these bonds have more potential risk. Although nominally issued by municipal authorities, industrial development revenue bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

     CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

     MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

     PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Funds, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     REVERSE REPURCHASE AGREEMENTS are transactions where a Fund temporarily transfers possession of a portfolio security to another party, such as a bank or brokerdealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Funds' investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining funds necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

     SHORTTERM DISCOUNT NOTES (tax-exempt commercial paper) are promissory notes issued by municipalities to supplement their cash flow. The ratings A1 and P1 are the highest commercial paper ratings assigned by S&P and Moody's, respectively.

     TAX ANTICIPATION NOTES are to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.

     TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Federal Deposit Insurance Corporation.

     U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

RATINGS OF MUNICIPAL AND CORPORATE DEBT OBLIGATIONS

     The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A, and Baa and AAA, AA, A, and BBB, respectively.

     MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2, and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

     MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     S&P ratings for short-term notes are as follows:

     SP1 Very strong capacity to pay principal and interest.

     SP2 Satisfactory capacity to pay principal and interest.

     SP3 Speculative capacity to pay principal and interest.

     A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

     DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

     DESCRIPTION OF S&P commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

     A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                      STATEMENT OF ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST

           INVESCO Stable Value Fund - Class R and Institutional Class

Address:                                      Mailing Address:
4350 South Monaco Street                      P.O. Box 173706
Denver, CO 80237                              Denver, CO 80217-3706

                                   Telephone:

                    In continental U.S., call 1-800-347-4246

                               November ___, 2003

------------------------------------------------------------------------------

The Prospectuses for INVESCO Stable Value Fund (the "Fund") dated November ___, 2003 provide the basic information you should know before investing in the Fund. There are separate Prospectuses for the Fund's Class R shares and Institutional Class shares, respectively. This Statement of Additional Information ("SAI") is incorporated by reference into the Fund's Prospectuses; in other words, this SAI is legally part of the Fund's Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectuses. Prior to November___, 2003, the Fund was a series portfolio of AIM Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's Series Funds, Inc.).

You may obtain, without charge, the current Prospectuses and SAI of the Fund by writing to AIM Investment Services, Inc. P. O. Box 173706, or by calling 1-800-525-8085. The Prospectuses, Annual Report and Semiannual Report of the Fund are also available through the AIM web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust......................................................................3

Investments, Policies, and Risks...............................................3

Investment Restrictions.......................................................29

Management of the Fund........................................................31

Other Service Providers.......................................................57

Brokerage Allocation and Other Practices......................................58

Redemptions In Kind...........................................................60

Shares of Beneficial Interest.................................................61

Tax Consequences of Owning Shares of the Fund.................................61

Performance...................................................................61

Proxy Voting..................................................................67

Code of Ethics................................................................69

Financial Statements..........................................................70

Appendix A....................................................................71

THE TRUST

AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware Statutory Trust on July 29, 2003. The Fund was redomesticated as a new series of the Trust on October 31, 2003. Prior thereto, the Fund was a series of AIM Treasurer's Series Funds, Inc. ("Company"). The Company was incorporated as INVESCO Treasurer's Series Funds, Inc. on March 17, 1999, under the laws of Maryland.
On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Treasurer's Series Trust, which was organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust on January 27, 1988. On October __, 2003, the Company's name was changed to AIM Treasurer's Series Trust, Inc.

The Trust is an open-end, diversified, no-load management investment company currently consisting of two portfolios of investments consisting of one class:
INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund and a third portfolio consisting of two classes: INVESCO Stable Value Fund - Institutional Class and Class R (the "Fund"). Additional funds and classes may be offered in the future.

"Open-end" means that the Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual Fund. The Fund does not charge sales fees to purchase its shares.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Fund are discussed in the Fund's Prospectuses. The investment objective of Stable Value Fund is to seek current income while attempting to maintain a stable net asset value per share (NAV). The Fund buys only securities determined by the Fund's investment advisor, or INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional"), the Fund's sub-advisor to be eligible for investment by the Fund under applicable U.S. Securities and Exchange Commission ("SEC") rules. See Appendix A for descriptions of the Fund's investment instruments referred to below, as well as discussions of the degrees of risk involved in such investment instruments.

INVESCO STABLE VALUE FUND

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Fund may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Fund limits investments in foreign bank obligations to U.S.

dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of trustees. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Fund may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper is the term for short-term promissory notes issued by U.S. or foreign corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. A I M Advisors, Inc. (the "Advisor"), the Fund's investment advisor, or INVESCO Institutional, the Fund's sub-advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days. Any commercial paper issued by a foreign entity and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by INVESCO or INVESCO Institutional, acting under the supervision of the board of trustees of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund also may invest in variable rate master demand notes, which are a type of commercial paper. These notes represent a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see Appendix B to this SAI.

DEBT SECURITIES -- The Fund invests in debt securities including bonds, notes, and other securities that give the holder the right to receive fixed or determinable amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. The Fund may invest up to 10% of its portfolio in lower-rated debt securities, commonly known as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Fund may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Fund if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the

Fund's credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for the Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS -- GENERAL. The advisor or sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in the Fund's portfolio. A long or anticipatory hedge involves the use of Financial Instruments (typically futures) in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge as it purchases the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of the Fund."

As an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instruments is primarily measured.

In addition to the instruments and strategies described below, the advisor or sub-advisor may use other similar or related techniques to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of the Fund. If the advisor or sub-advisor employs a Financial Instrument that correlates imperfectly with the Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that the Fund has entered.

(2) There typically is imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. Additionally, certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments or index, even if the underlying instruments or index match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the advisor and/or sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(5) As described below, the Fund is required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in the Fund's net asset value being more sensitive to changes in the value of the related investment. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit from the transaction.

The Fund's ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If the Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, the Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time the Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When the Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates) and associated interest rate risk of the Fund's fixed-income portfolio. If the advisor and/or sub-advisor wishes to shorten the duration of the Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of the Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value, subject to the requirements discussed below related to futures contracts traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC). Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts, and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor and/or sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of the Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If the Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.


COMBINED POSITIONS. The Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Fund's options and futures activities may affect its turnover rates and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Fund is authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

[INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Advisor or its affiliates. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.]

INVESTMENT COMPANY SECURITIES -- To manage its daily cash positions, the Fund may invest in securities issued by other investment companies, including investment companies advised by the Advisor and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Fund also may invest in Exchange Traded Funds ("ETFs") that invest in securities that are consistent with the Fund's investment objective and policies. ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchases and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of the Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and the Fund may own no more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- The Fund may invest in mortgage-backed securities which are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity or duration of a mortgage-backed security is often shorter than is stated.

In calculating its duration, the Fund may apply certain industry conventions regarding the duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that INVESCO Institutional believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it cold positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multi-ple class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportion of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities. The Fund's Wrapper Agreements may prohibit investments in IOs and POs.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

MORTGAGE DOLLAR ROLLS -- The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fees income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transactions, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

SECURITIES LENDING -- The Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of trustees. The Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions, or the Fund may be unable to exercise certain ownership rights. The Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. The Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

The Advisor provides the following services in connection with the securities lending activities of the Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the board of trustees; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of trustes with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. The Advisor intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Fund has obtained an exemptive order from the SEC allowing it to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have the Advisor or an affiliate of the Advisor as an investment advisor.

TEMPORARY DEFENSIVE POSITION -- From time to time, on a temporary basis for defensive purposes, the Fund may also hold 100% of its assets in cash or invest in taxable short term investments ("taxable investments"), including obligations of the U.S. government, its agencies or instrumentalities; commercial paper limited to obligations which are rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (A-1 by S&P and P-1 by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO; certificates of deposit of U.S. banks, including foreign branches of U.S. banks; time deposits; and repurchase agreements with respect to any of the foregoing with registered broker-dealers, registered government securities dealers or banks.

TBA PURCHASE COMMITMENTS -- The Fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

U.S. DOLLAR-DENOMINATED DOMESTIC AND FOREIGN FIXED INCOME SECURITIES -- The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of such country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

U.S. DOLLAR-DENOMINATED SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES. -- The Fund may invest in U.S. dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and intrusted when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include, but are not limited to, the International Bank for Reconstruction and Development (the "World Bank"), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

U.S. GOVERNMENT SECURITIES -- The Fund may invest in obligations issued or guaranteed by the U.S. government and include (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Direct obligations of the U.S. Treasury include Treasury Bills, Notes, and Bonds. Treasury Bills have a maturity of one year or less, Treasury Notes generally have a maturity of one to ten years, and Treasury Bonds generally have maturities of more than ten years at the date of issuance. Obligations issued by agencies and instrumentalities of the U.S. government include (1) instruments that are supported by the full faith and credit of the U.S. such as certificates issued by Government National Mortgage Association ("GNMA"), (2) instruments that are supported by the right of the issuer to borrow from the U.S. Treasury such as securities of Federal Home Loan Banks, and
(3) instruments that are supported by the credit of the instrumentality such as Federal National Mortgage association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. The Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WRAPPER AGREEMENTS -- The Fund will enter into Wrapper Agreements. Wrapper Agreements are used in order to help the Fund maintain a stable NAV. In general, Wrapper Agreements are contracts with financial institutions that obligate the issuer ("Wrapper Provider") to maintain the book value of the Fund's bond investments covered by the Wrapper Agreement ("Covered Assets"). Book value is the purchase price of the Fund's bond investments, plus interest accrued daily at a rate specified by the Wrapper Provider from time to time ("the crediting rate"), minus net shareholder redemptions and other expenses. Book value may be further reduced by the removal, at book value, of any Covered Asset in default, as defined under the terms of the Wrapper Agreement. Generally, the Wrapper Agreements will require payments to the Fund when the book value exceeds the market value of the Fund's Covered Assets, the market value of the Covered Assets has been reduced to zero, and the Fund is obligated to pay shareholder redemptions and other expenses. Conversely, the Wrapper Agreements generally will require the Fund to pay the Wrapper Provider when the market value of the covered assets exceeds their book value and the book value of the Fund's assets is zero. The Wrapper Agreements may also require payments upon certain events of default or termination.

Market value is the daily market value of all Covered Assets, plus interest accrued at market rates on the Covered Assets, minus any withdrawals from the wrapped account at book value (including Fund expense payments, transfers to the cash account, Wrapper Agreement fees, and shareholder redemptions), plus any redemption fees paid to the Fund. The Fund expects to monitor the book value and the market value of the assets covered by Wrapper Agreements daily, and will compute a ratio of the market to book value on each business day.

The following paragraphs pertain to Wrapper Agreements: Credit Default, Crediting Rate, Diversification and Liquidity, Wrapper Agreement Conditions, Wrapper Agreement Terms, Wrapper Providers, and Withdrawals from Covered Assets.

CREDIT DEFAULT. Wrapper Agreements may require the disposition of securities in credit default in order to maintain the book value coverage of the Fund's Covered Assets. A credit default may occur if the issuer of a security fails to make one or more principal or interest payments or becomes insolvent. Under the Fund's Wrapper Agreements, a credit default may be deemed to occur with respect to the covered assets only to the extent that the book value of all investments subject to a credit default event exceeds a certain percentage (e.g., 5%) of the book value of the covered assets. The Fund may be required to dispose of the defaulted securities in excess of the agreed-upon limit within a specified time period in order to retain book value coverage, or the defaulted securities in excess of the limit shall be deemed to be removed immediately from the covered assets, will no longer be eligible to be covered at book value under the Wrapper Agreements, and the Fund's NAV may decline.

CREDITING RATE. Wrapper Agreements typically provide that the book value of the Covered Assets includes interest accrued at the crediting rate, which is calculated pursuant to a standardized formula specified in the Wrapper Agreements. The crediting rate is based on the current yield-to-maturity of the Covered Assets, plus or minus amortization of the difference between the market value and book value of the Covered Assets over the duration of the Covered Assets at the time of computation. The crediting rate is directly affected by changes in market value of the covered assets. Generally, if market value increases, the crediting rate increases. If market value decreases, the crediting rate decreases. Generally, the crediting rate is the mechanism that the Wrapper Provider uses to manage the differential between market and book value over the life of the Wrapper Agreement, and to reduce or eliminate its payment obligations at the maturity of the Wrapper Agreement. The crediting rate can be adjusted periodically and is expected to be adjusted no less frequently than weekly. The Fund declares a daily dividend based on the crediting rate accrued on the Covered Assets plus interest accrued on cash assets, minus accrued Fund expenses including Wrapper Agreement fees. Under certain conditions in which market value of the Covered Assets has fallen substantially below their book value, the crediting rate may be reduced to zero percent, but cannot fall below zero percent.

DIVERSIFICATION AND LIQUIDITY. As a diversified fund, the Fund generally limits its investments in any one issuer to 25% of the Fund's total assets. The Fund intends to diversify its holdings in Wrapper Agreements (although, at the outset, it may have a single Wrapper Agreement), and anticipates that the fair value of a Wrapper Agreement at time of purchase will be zero, e.g., book value will equal market value on inception date. However, it is possible that over time one Wrapper Provider may cover up to 100% of the Fund's bond investments. Although the Fund does not anticipate that the fair value of a Wrapper Agreement would exceed 25% of the Fund's assets, in conditions in which market value is substantially below book value or in which the Fund is relying on the Wrapper Provider for payment of shareholder redemptions, the value of the Wrapper Agreement coverage by one or more Wrapper Providers may exceed 25% of the Fund's assets. For the reasons described below, the Fund does not intend to terminate Wrapper Agreement coverage at that time nor to restrict its ability to replace or add Wrapper Agreement coverage under those conditions. Wrapper Agreements are deemed illiquid investments by the Fund.

WRAPPER AGREEMENT CONDITIONS. The Fund's Wrapper Agreements impose conditions on both the Fund and the Wrapper Provider. Assuming these conditions are met and neither the Fund nor the Wrapper Provider is in default, the Fund can buy and sell Covered Assets and process shareholder redemptions by the sale of covered assets.

If an event of default, within the meaning of the Wrapper Agreement, occurs and is not cured (corrected), the non-defaulting party may terminate the Wrapper Agreement. Depending on the terms of the particular Wrapper Agreement, the following may cause the Fund to be in default: a breach of a material obligation under the Wrapper Agreement; a material misrepresentation; a change in the Advisor's or INVESCO Institutional's discretion to manage the Fund, unless a successor is appointed and agreed to by the Wrapper Provider; a material amendment to the Fund's Prospectuses without notice to the Wrapper Provider; and an uncured prospectus violation. The Wrapper Provider may be in default if it breaches a material obligation under the Wrapper Agreement; makes a material misrepresentation; becomes insolvent within the meaning of the Wrapper Agreement (an insolvency may occur if the issuer is dissolved, cannot pay its debts, makes an assignment for the benefit of creditors, institutes bankruptcy or insolvency proceedings, enters receivership, has a secured party take action against its assets, or consents to any of the foregoing); or its rating falls below specified levels.

In addition to the events of default listed above, if the Fund underperforms, as indicated by a formula set forth in the Wrapper Agreement, or the Fund is terminated, the Wrapper Provider may require the Fund to make a fixed-term election and require the Covered Assets to be conservatively managed until final termination of the Wrapper Agreement.

WRAPPER AGREEMENT TERMS. The terms of the Wrapper Agreements generally provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. Generally, payments will be made pro-rata, based on the percentage of assets covered by each Wrapper Provider. Wrapper Agreement termination occurs whenever the book value or market value of the Covered Assets reaches zero or upon certain events of default. If the Wrapper Agreement terminates due to Wrapper Provider default, the Wrapper Provider will be required to pay to the Fund the excess, if any, of book value over market value of the Covered Assets on the date of termination. If the Wrapper Agreement terminates when the market value equals zero, the Wrapper Provider will pay the excess of book value over market value to the Fund to the extent necessary for the fund to satisfy redemption requests. If the Wrapper Agreement terminates when the book value of the Covered Assets equals zero, no more shareholders would remain in the Fund and the Fund would be required to pay the Wrapper Agreement issuer the excess, if any, of market value over book value. Wrapper Agreement termination also may occur upon default, at the option of the non-defaulting party, or, in some cases, by either party upon election and notice.

The Wrapper Agreements in which the Fund invests generally establish a hierarchy of Fund sources from which withdrawals and redemptions will be processed. Some Wrapper Agreements may require that the Fund maintain a specified percentage of its total assets in cash and cash equivalents, to be used for the payment of redemptions and fund expenses. Generally, cash and cash equivalents must be depleted before redemptions are processed from Covered Assets; however, the Fund may elect to redeem from Covered Assets if a redemption from cash or cash equivalents would reduce the cash or cash equivalents to less than a certain percentage (e.g., 2%) of the Fund's net assets.

The Fund expects its Wrapper Agreements will require that the Covered Assets have a specified duration (typically a maximum of 5 years), consist of specified types of securities, be allocated among a number of issuers, and/or be of a specified investment quality (at least investment grade).

WRAPPER PROVIDERS. Each Wrapper Agreement will be a binding, contractual commitment from a creditworthy third-party issuer. Wrapper Providers may be insurance companies, banks, or other financial institutions. The Fund expects to pay Wrapper Providers fees based on a percentage of the book value of Covered Assets. The Fund will enter into Wrapper Agreements with Wrapper Providers whose creditworthiness has been reviewed and is consistent with policies and procedures adopted by the board of trustees. The Fund may enter into negotiations with multiple Wrapper Providers, with each Wrapper Agreement covering assets up to a specified percentage that, in the aggregate, equals the book value of the Covered Assets on each business day. If a Wrapper Provider becomes obligated to pay the Fund the difference between book and market value of the Covered Assets, each Wrapper Provider will pay its allocable share pursuant to a pro-rata formula provided in the Wrapper Agreements. The Fund may substitute or add Wrapper Providers under Wrapper Agreements with similar terms whenever necessary.

WITHDRAWALS FROM COVERED ASSETS. Additions to and withdrawals from the Covered Assets are processed at book value and related adjustments are made to market value.In most cases, large withdrawals from the Covered Assets will be due to shareholder redemptions. Covered Assets may be sold to pay the proceeds of shareholder redemptions based on book value. The amount of Covered Assets sold is based on the actual market value of Covered Assets, which may be more or less than book value. A Wrapper Provider generally is not obligated to require actual payment of the difference between market and book value at the time of each redemption. Thus, when the market value of Covered Assets is below book value and there are significant withdrawals, the market value declines by a pro-rata percentage of the withdrawal plus an additional factor equal to the excess of book value over market value for that withdrawal. This factor reduces the market value of assets available to all remaining shareholders, and reduces the market to book ratio. The reduction in the market to book ratio also reduces the crediting rate paid to all remaining shareholders by incorporating the additional market value reduction into a lower crediting rate accruing over the remaining term of the Wrapper Agreement. These market value changes are independent of any changes due to market movements in the value of the Fund's bond investments, and are solely due to the operation of the Wrapper Agreement.

OTHER POLICIES RELEVANT TO THE FUND

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements ("REPOs"), and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Fund may enter into repurchase agreements and reverse repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's advisor. The Advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities.

As noted above, the Fund use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A to this SAI for a discussion of these agreements and the risks involved with such transactions.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

ILLIQUID SECURITIES -- Securities that do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that the Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. The Fund does not currently intend to purchase any such security if, as a result, more than 15% of Stable Value Fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days and Wrapper Agreements are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that the Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

SECTION 4(2) AND RULE 144A SECURITIES -- The Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable the Fund to sell such an investment when appropriate. For this reason, the Company's board of trustees has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to the Fund's limitations on investment in restricted securities. The Trust's board of trustees has given the Advisor the day-to-day authority to determine the liquidity of Section 4(2) and Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by the Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

WHEN-ISSUED/DELAYED DELIVERY -- The Fund normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and the Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Fund also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by the Fund and payment and delivery take place at an agreed-upon time in the future. The Fund may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When the Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect the Fund.

PORTFOLIO SECURITIES LOANS -- The Company, on behalf of the Fund, may lend limited amounts of the Fund's portfolio securities (not to exceed 33 1/3% of the Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by the Advisor or INVESCO Institutional to be of good standing and will not be made unless, in the judgment of the Advisor or INVESCO Institutional, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Company, on behalf of the applicable Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Company may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding securities of the Fund" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. The Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. ("INVESCO") or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, the Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of the Fund's net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

As of the date of this SAI, INVESCO serves as the investment advisor to the Fund. INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Trust's investment advisor. INVESCO was founded in 1932 and serves as investment advisor to:

     AIM Bond Funds
     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM International Mutual Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Treasurer's Series Trust
     INVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of more than $19.2 billion on behalf of 2,756,061 shareholder accounts.

Effective November 5, 2003 AIM Advisors, Inc. ("AIM") will become the investment advisor for the Fund. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976 and along with its subsidiaries, manages or advises over 190 investment portofolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of AIM management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at [INVESCO Realty Advisors Division, One Lincoln Center, 5400 LBJ Freeway/LB2, Suite 700, Dallas, Texas 75240] would be responsible for the Fund's day-to-day management, including the Fund's investment decisions and the execution of securities transactions with respect to the funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, INVESCO and INVESCO Institutional are each an indirect, wholly-owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $347.6 billion in assets under management as of June 30, 2003.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly-owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust Fund designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

          INVESCO Institutional (N.A.), Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Divisions:

               INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

               INVESCO National Asset Management Group, Louisville, Kentucky, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

               INVESCO Fixed Income/Stable Value Division, Atlanta, Georgia, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

               INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

               INVESCO Structured Products Group, Atlanta, Georgia, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

               INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

               INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts, and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund, and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG England.

THE INVESTMENT ADVISORY AGREEMENT

As of the date of this SAI, INVESCO serves as investment advisor to the Fund under an Investment Advisory Agreement dated __________ ___, 2003 (the "Agreement") with the Trust.

The Agreement requires that INVESCO manage the investment portfolio of the Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage the Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Fund, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust, and executing transactions accordingly;

     o providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to the Fund's portfolio securities shall be exercised.

As of the date of this SAI, INVESCO also performs all of the following services for the Fund:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Fund;

     o  supplying the Trust with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Fund. As full compensation for its advisory services to the Trust, INVESCO receives a monthly fee from the Fund. The fee for Stable Value Fund is calculated at the annual rate of 0.60% of the Fund's average net assets.

Since Stable Value Fund was not offered as of the date of this SAI, no advisory fees have been paid with respect to the Fund.

THE SUB-ADVISORY AGREEMENT

INVESCO Institutional serves as sub-advisor to Stable Value Fund pursuant to a sub-advisory agreement dated _______________, 2003 (the "INVESCO Institutional Sub-Advisory Agreement") with INVESCO.

The INVESCO Institutional Sub-Advisory Agreement provides that INVESCO Institutional, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to investment advisory customers of INVESCO Institutional; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Trust action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

The INVESCO Institutional Sub-Advisory Agreement provides that, as compensation for its services, INVESCO Institutional shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Stable Value Fund's net assets. The fee is calculated at the annual rate of ___% of the investment advisory fee retained by INVESCO. The sub-advisory fees are paid by INVESCO, NOT the Fund.

BOARD APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

In approving the Advisory Agreement with INVESCO and the INVESCO Institutional Sub-Advisory Agreement, the board primarily considered, with respect to the Fund, the nature, quality, and extent of the services to be provided under the INVESCO Institutional Sub-Advisory Agreement and the overall fairness of the INVESCO Institutional Sub-Advisory Agreement. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to Stable Value Fund, the board considered INVESCO's and INVESCO Institutional's capabilities and resources in managing funds or accounts with similar strategies and objectives. The board also considered the advantages to the Fund of having an advisor that is associated with a global investment management organization and the experience of INVESCO Institutional in managing stable value funds. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreements, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Fund. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to those of the Fund. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Fund were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to the Fund, the board carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Fund's independent accountants perform a review of INVESCO's methodology. The board concluded that renewal of the Advisory Agreement and the approval of the INVESCO Institutional Sub-Advisory Agreement was in the best interest of the Fund's shareholders. These matters were considered by the Independent Trustees working with experienced 1940 Act counsel that is independent of INVESCO.

INVESTMENT ADVISORY AGREEMENT WITH AIM

Under the new advisory agreement, effective November 5, 2003, AIM will be responsible for supervising all aspects of the Fund's operations and providing investment advisory services to the Fund. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Fund. The new advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Fund are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the new advisory agreement, AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct its business effectively, as well as the offices, equipment and other facilities necessary for its operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The new advisory agreement provides that the Fund will pay or cause to be paid all ordinary business expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

AIM will receive a monthly fee from the Fund calculated at the same annual rates, based on the average daily net assets of the Fund during the year which are set forth above, under the section entitled "The Investment Advisory Agreement with INVESCO."

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

SECURITIES LENDING ARRANGEMENTS. If the Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for and seeking appropriate approvals from the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF NEW ADVISORY AGREEMENT WITH AIM

A new advisory agreement with AIM will go effective on November 5, 2003. At the request of AIM, the Board discussed the approval of the new advisory agreement at an in-person meeting held on August 12-13, 2003. The Independent Trustees also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund, and noted that the persons providing portfolio management services to the Fund would not change.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur, other than the provision by AIM of certain administrative services if the Fund engages in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of the Fund and is able, therefore, to provide advisory and administrative services to the Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for the Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that the Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both the Fund and AIM by officers and Trustees which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that the Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before the Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If the Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of the Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist the Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which the Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005.

INVESTMENT SUB-ADVISORY AGREEMENT

Effective November 5, 2003, INVESCO Institutional will provide investment sub-advisory services to the Funds under a Master Sub-Advisory Contract with AIM.

INVESCO Institutional is registered as an investment advisor under the Advisers Act. INVESCO believes it has one of the nation's largest discretionary portfolios of tax-exempt accounts (such as pension and profit sharing funds for corporations and state and local governments). Under the Master Sub-Advisory Contract, Funds will be supervised by investment managers who utilize INVESCO Institutional's facilities for investment research and analysis, review of current economic conditions and trends, and consideration of long-range investment policy matters.

For the services to be rendered by INVESCO Institutional under the Master Sub-Advisory Contract, AIM will pay INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of a Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to ___% of AIM's compensation of the sub-advised assets per year, for the Funds.

BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH AIM AND INVESCO INSTITUTIONAL

At the request of AIM and INVESCO Institutional, the Board discussed the approval of the proposed sub-advisory agreement at an in-person meeting held on

August 12-13, 2003. The independent Trustees also discussed the approval of the proposed sub-advisory agreement with independent counsel prior to that meeting. In evaluating the proposed sub-advisory agreement, the Board requested and received information from AIM and INVESCO Institutional to assist in its deliberations.

The Board considered the following factors in determining the reasonableness and fairness of the proposed sub-advisory agreement between AIM and INVESCO Institutional for the Fund:

     o THE RANGE OF SUB-ADVISORY SERVICES PROVIDED BY INVESCO INSTITUTIONAL. The Board reviewed the services to be provided by INVESCO Institutional under the proposed sub-advisory agreement, and noted that the level and type of investment advisory services under the proposed sub-advisory agreement will be comparable to those currently provided by INVESCO under Trust's current advisory agreement with INVESCO.

     o THE FEES PAYABLE TO INVESCO INSTITUTIONAL FOR ITS SERVICES. The Board noted that INVESCO Institutional will receive compensation based on that portion of the assets of the Fund that it manages (the sub-advised assets). In addition, the fees paid would be a percentage of the advisory fees that AIM receives on the sub-advised assets. The Board noted that these fees had been agreed to by AIM and INVESCO Institutional, as well as by AMVESCAP, the indirect parent of AIM and INVESCO Institutional. The Board also noted that the proposed changes to the compensation to INVESCO Institutional would have no effect on the Fund, since the fees are payable by AIM.

     o THE PERFORMANCE RECORD OF THE FUND. The Board reviewed the performance record of the Fund and noted that the same portfolio management team will be providing investment advisory services to the Fund under the proposed sub-advisory agreement. The Board determined that such portfolio management team had provided satisfactory services with respect to the Fund, after considering performance information that it received during the past year from INVESCO.

     o THE PROFITABILITY OF INVESCO INSTITUTIONAL. The Board considered information concerning the profitability of INVESCO Institutional's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that INVESCO Institutional would receive an annual fee equal to a percentage of AIM's compensation on the sub-advised assets. The Board noted that the proposed sub-advisory fees are less than the advisory fees currently received by INVESCO under the current advisory agreement, but that INVESCO Institutional assured the Board that such reduction would not affect the nature or quality of the services provided by it to the Fund.

     o THE TERMS OF THE PROPOSED AGREEMENT. The Board reviewed the terms of the proposed agreement, including the changes discussed above. The Board determined that these changes reflect the current environment in which the Fund operates, and that INVESCO Institutional should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed sub-advisory agreement between AIM and INVESCO Institutional for each Fund. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

The new sub-advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated __________ ____, 2003 with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Fund:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, Stable Value Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of the Fund. Since Stable Value Fund has not been offered as of the date of this SAI, no Administrative Services fees have been paid with respect to the Fund.

Effective November 5, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trusts' transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement dated __________ ___, 2003 with the Company.

With respect to Stable Value Fund, the Transfer Agency Agreement provides that the Fund shall pay INVESCO an annual fee of $28.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in the Fund at any time during each month. Since Stable Value Fund has not been offered as of the date of this SAI, no transfer agency fees have been paid with respect to the Fund.

FEES PAID TO INVESCO

Since Stable Value Fund was not offered as of the date of this SAI, no fees have been paid with respect to the Fund as of the date of this SAI. During the current fiscal year, the fees for Stable Value Fund are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO has contractually obligated itself to waive fees and bear expenses through May 31, 2004 that would cause the ratio of expenses to average net assets to exceed 1.95% for Stable Value Fund - Class R and 1.50% for Stable Value Fund - Institutional Class. INVESCO is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. Prior to November_____, 2003, INVESCO served as administrator and transfer agent to the Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The trustees are responsible for making sure that the Fund's general investment policies and programs are carried out and that the Fund is properly administered.

The officers of the Trust, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Trust and the Fund. The officers of the Trust receive no direct compensation from the Trust or the Fund for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliation with INVESCO and its affiliated companies.

Independent Trustees

Name, Address, and Age         Position(s) Held       Principal Occupation(s)           Number of Fund  Other Directorships
                               With Company, Term     During Past Five Years(2)         in Fund         Held by Trustee
                               of Office(1) and                                         Complex
                               Length of Time                                           Overseen by
                               Served(2)                                                Trustee

Bob R. Baker(3)                Vice Chairman of the   Consultant (2000-present).        48
37 Castle Pines Dr. N.         Board (2003-present)   Formerly, President and Chief
Castle Rock, Colorado                                 Executive Officer (1988-2000)
Age:  67                                              of AMC Cancer Research Center,
                                                      Denver, Colorado. Until
                                                      mid-December 1988, Vice
                                                      Chairman of the Board of First
                                                      Columbia Financial Corporation,
                                                      Englewood, Colorado; formerly,
                                                      Chairman of the Board and Chief
                                                      Executive Officer of First
                                                      Columbia Financial Corporation.


James T. Bunch(3)              Trustee                Co-President and Founder of       48
3600 Republic Plaza                                   Green, Manning & Bunch Ltd.,
370 Seventeenth Street                                Denver, Colorado (1988-present)
Denver, Colorado                                      (investment banking firm);
Age:  60                                              Director, Policy Studies, Inc.
                                                      and Van Gilder Insurance
                                                      Corporation; formerly, General
                                                      Counsel and Director of
                                                      Boettcher & Co., Denver,
                                                      Colorado; and formerly,
                                                      Chairman and Managing Partner,
                                                      law firm of Davis, Graham &
                                                      Stubbs, Denver, Colorado.

Gerald J. Lewis(3)             Trustee                Chairman of Lawsuit               48              Director of General Chemical
701 "B" Street                                        Resolution Services, San Diego,                   Group, Inc., Hampdon, New
Suite 2100                                            California (1987-present).                        Hampshire (1996- present).
San Diego, California                                 Formerly, Associate Justice of                    Director of Wheelabrator
Age:  69                                              the California Court of                           Technologies, Inc., Fisher
                                                      Appeals; and Of Counsel, Latham                   Scientific, Inc., Henley
                                                      & Watkins, San Diego,                             Manufacturing, Inc., and
                                                      California (1987- 1997).                          California Coastal
                                                                                                        Properties, Inc.

Larry Soll, Ph.D.(3)           Trustee                Retired. Formerly, Chairman 48 of                 Director of Synergen since
2358 Sunshine                                         the Board (1987- 1994), Chief                     incorporation in 1982;
Canyon Drive                                          Executive Officer (1982-1989 and                  Director of Isis
Boulder, Colorado                                     1993-1994) and President                          Pharmaceuticals, Inc.
Age:  61                                              (1982-1989) of Synergen Inc.; and
                                                      formerly, Trustee of INVESCO
                                                      Global Health Sciences Fund.

Interested Trustees and Officers.

Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age         Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                               With Company, Term     During Past Five Years(2)         Funds in        Held by Trustee
                               of Office(1) and                                         Company
                               Length of Time                                           Overseen by
                               Served(2)                                                Trustee


Mark H. Williamson             Chairman of the        President and Chief Executive     48
4350 South Monaco Street       Board (since 1999).    Officer, AIM Investment Management
Denver, Colorado               Formerly, President    and Chief Executive Officer of the
Age:  52                       (1998- 2002) and       AIM Division of AMVESCAP PLC
                               Chief Executive        (2003-present). Formerly, Chief
                               Officer (1998-2002).   Executive Officer, Managed
                                                      Products Division, AMVESCAP PLC
                                                      (2001- 2002). Formerly, Chairman
                                                      of the Board (1998-2002),
                                                      President (1998-2002), and Chief
                                                      Executive Officer (1998-2002) of
                                                      INVESCO Fund Group, Inc. and of
                                                      INVESCO Distributors, Inc.
                                                      Formerly, Chief Operating Officer
                                                      and Chairman of the Board of
                                                      INVESCO Global Health Sciences
                                                      Fund; formerly, Chairman and Chief
                                                      Executive Officer of NationsBanc
                                                      Advisors, Inc.; and formerly,
                                                      Chairman of NationsBanc
                                                      Investments, Inc.
                                       44


Glen A. Payne                  Secretary              Senior Vice President, General
4350 South Monaco Street                              Counsel and Secretary of
Denver, Colorado                                      INVESCO Fund Group, Inc.;
Age:  55                                              formerly Senior Vice President,
                                                      Secretary and General Counsel
                                                      of INVESCO Distributors, Inc.
                                                      Formerly, Secretary of INVESCO
                                                      Global Health Sciences Fund;
                                                      General Counsel of INVESCO
                                                      Trust Company (1989-1998); and
                                                      employee of a U.S. regulatory
                                                      agency, Washington, D.C. (1973-
                                                      1989).

Kevin M. Carome                Assistant Secretary    Director, Senior Vice President
[ADDRESS]                                             and General Counsel, AIM
Age: 57                                               Management Group Inc.
                                                      (financial services holding
                                                      company) and AIM Advisors,
                                                      Inc.; and Vice President, AIM
                                                      Capitol Management, Inc., AIM
                                                      Distributors, Inc. and AIM Fund
                                                      Services; Director, Vice
                                                      President and General Counsel,
                                                      Fund Management.

                                       45

Ronald L. Grooms               Chief Accounting       Senior Vice President and                         Director of INVESCO Fund
4350 South Monaco Street       Officer, Chief         Treasurer of INVESCO Fund                         Group, Inc.
Denver, Colorado               Financial Officer      Group, Inc.; and formerly
Age:  56                       and Treasurer          Senior Vice President and
                                                      Treasurer of INVESCO
                                                      Distributors, Inc. Formerly,
                                                      Treasurer and Principal
                                                      Financial and Accounting
                                                      Officer of INVESCO Global
                                                      Health Sciences Fund; and
                                                      Senior Vice President and
                                                      Treasurer of INVESCO Trust
                                                      Company (1988- 1998).

Robert H. Graham               Trustee                Director and Chairman, AIM        48              None
[ADDRESS]                                             Management Group Inc.
Age: 57                                               (financial services holding
                                                      company); and Director and Vice
                                                      Chairman, AMESCAP PLC (parent
                                                      of AIM and a global investment
                                                      management firm); formerly,
                                                      President and Chief Executive
                                                      Officer, AIM Management Group
                                                      Inc.; Director and Chairman,
                                                      AIM Capital Management, Inc.
                                                      (registered investment
                                                      advisor), AIM Distributors,
                                                      Inc. (registered broker
                                                      dealer); AIM Fund Services,
                                                      Inc. (registered transfer
                                                      agent), and Fund Management
                                                      Company) (registered broker
                                                      dealer).

                                       46

William J. Galvin, Jr.         Assistant Secretary    Senior Vice President and                         Director of INVESCO Fund
4350 South Monaco Street                              Assistant Secretary of INVESCO                    Group, Inc.
Denver, Colorado                                      Fund Group, Inc.; and formerly
Age:  47                                              Senior Vice President and
                                                      Assistant Secretary of INVESCO
                                                      Distributors, Inc. Formerly,
                                                      Trust Officer of INVESCO Trust
                                                      Company (1995-1998).

Pamela J. Piro                 Assistant Treasurer    Vice President and Assistant
4350 South Monaco Street                              Treasurer of INVESCO Fund
Denver, Colorado                                      Group, Inc.; and formerly
Age:  43                                              Assistant Treasurer of INVESCO
                                                      Distributors, Inc. Formerly,
                                                      Assistant Vice President
                                                      (1996-1997).
Dana R. Sutton
[ADDRESS]                      Assistant Treasurer    Vice President and Fund
Age: 54                                               Treasurer, AIM Advisors, Inc.

Tane' T. Tyler                 Assistant Secretary    Vice President and Assistant
4350 South Monaco Street                              General Counsel of INVESCO
Age: 38                                               Denver, Colorado (since 2002)
                                                      Fund Group, Inc.

(1) Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of trustees after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of trustees in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws. The board of trustees has adopted a retirement policy providing for mandatory retirement of the Fund trustee at the end of the calendar quarter in which the trustee becomes 75, with a trustee being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3) Member of the audit committee of the Trust.

BOARD OF TRUSTEES STANDING COMMITTEES

The board of trustees has an audit committee comprised of four trustees who are Independent Trustees. The committee meets quarterly with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in the Fund and in the investment companies in the INVESCO Fund that are overseen by the trustee, as a whole, as of December 31, 2002.

--------------------------------------------------------------------------------
Trustee             Dollar Range of                    Aggregate Dollar Range of
                    Equity Securities                  Equity Securities in All
                    Owned in The Fund(1)               Registered Investment
                                                       Companies Overseen by the
                                                       trustee in the INVESCO
                                                       Fund Complex(1)
-------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
-------------------------------------------------------------------------------
Bob R. Baker        INVESCO Treasurer's Money Market      Over $100,000
                      Reserve Fund          $1-$10,000
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $1-$10,000
                    INVESCO Stable Value Fund     None

--------------------------------------------------------------------------------
James T. Bunch     INVESCO Treasurer's Money Market        $50,001-$100,000
                      Reserve Fund          $1-$10,000
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $1-$10,000
                    INVESCO Stable Value Fund     None
--------------------------------------------------------------------------------
Gerald J. Lewis     INVESCO Treasurer's Money Market       $50,001-$100,000
                      Reserve Fund          $1-$10,000
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $1-$10,000
                    INVESCO Stable Value Fund     None
--------------------------------------------------------------------------------
Larry Soll          INVESCO Treasurer's Money Market       Over 100,000
                      Reserve Fund          $1-$10,000
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $1-$10,000
                    INVESCO Stable Value Fund     None
--------------------------------------------------------------------------------
INTERESTED
TRUSTEE
--------------------------------------------------------------------------------
Robert H. Graham    INVESCO Treasurer's Money Market
                      Reserve Fund          $              $
                                             ---------      ---------
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $
                                             ---------
                    INVESCO Stable
                      Value Fund            $
                                             ---------
--------------------------------------------------------------------------------
Mark H. Williamson  INVESCO Treasurer's Money Market
                      Reserve Fund          $              $
                                             ---------      ---------
                    INVESCO Treasurer's Tax-Exempt
                      Reserve Fund          $
                                             ---------
                    INVESCO Stable
                      Value Fund            $
                                             ---------
--------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Trust to its Independent Trustees for services rendered in their capacities as trustees of the Trust; the benefits accrued as Trust expenses [with respect to the Retirement Plan discussed below]; and the estimated annual benefits to be received by these trustees upon retirement as a result of their service to the Trust, all for the fiscal year ended May 31, 2002.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these trustees for services rendered in their capacities as trustees during the year ended December 31, 2002. As of December 31, 2002, there were 48 INVESCO Funds.

--------------------------------------------------------------------------------
Name of Person  Aggregate     Benefits         Estimated Annual  Total
and Position    Compensation  Accrued As Part  Benefits Upon     Compensation
                From          of Company       Retirement(3)     From INVESCO
                Company(1)    Expenses(2)                        Fund Paid To
                                                                 Trustees(7)
--------------------------------------------------------------------------------
Bob R. Baker,          $5,361                0            $1,391       $138,000
Vice Chairman
of the Board
--------------------------------------------------------------------------------
James T. Bunch          4,791                0                 0        124,625
--------------------------------------------------------------------------------
Gerald J. Lewis         4,702                0                 0        116,500
--------------------------------------------------------------------------------
Larry Soll              4,861                0                 0        126,000
--------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of certain of the Fund's committees who are Independent Trustees, and the members of the Fund's committees who are Independent Trustees each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the trustees.

(3) These amounts represent the Trust's share of the estimated annual benefits payable by the INVESCO Funds upon the trustees' retirement, calculated using the current method of allocating Trustee compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these trustees has served as a trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan or the Deferred Retirement Plan Account Agreement.

(4) Total as a percentage of the net assets of the INVESCO Fund as of December 31, 2002.

Messrs. Graham and Williamson, as Interested Trustees of the Trust and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other Fund in the INVESCO Fund for their service as trustees.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October __, 2003, the following persons owned more than 5% of the outstanding shares of the Fund indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with the Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

STABLE VALUE FUND

--------------------------------------------------------------------------------
Name and Address           Basis of Ownership
                           (Record/Beneficial)             Percentage Owned
================================================================================
None
--------------------------------------------------------------------------------

As of the date of this SAI, the Fund's shares had not yet been offered, so officers and trustees of the Company, as a group, beneficially owned less than 1% of Stable Value Fund's outstanding shares.

DISTRIBUTOR

AIM Distributors, Inc. ("ADI") is the distributor of the Fund. With respect to Stable Value Fund, ADI bears all expenses, including the cost of printing and distributing the prospectus, incident to marketing of the Fund's shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plan of Distribution (the "Plan"), which has been adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act.

With respect to Stable Value Fund, the trust has adopted a Master Distribution Plan and Agreement - Class R pursuant to Rule 12b-1 under the 1940 Act relating to Class R shares (the "Class R Plan"). Under the Class R Plan, Class R shares of the Fund pay compensation to ADI at an annual rate of 0.50% of average net assets attributable to Class R shares for the purpose of financing any activity which is primarily intended to result in the sale of Class R shares. The Class R

Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund. Payments can also be directed by ADI to selected financial intermediaries that have entered into service agreements with respect to Class R shares of the Fund and that provide continuing personal services to their customers who own such Class R shares.

Of the aggregate amount payable under the Class R Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class R shares of the Fund may be characterized as a service fee.

Activities appropriate for financing under the Plan include, but are not limited to, the following: printing of the prospectus and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plan is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Fund. The Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the Banks would no longer invest customer assets in the Fund. Neither the Trust nor the Advisor or INVESCO Institutional will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund. Financial intermediaries entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

Since the Fund has not commenced operations as of the date of this SAI, it has made no payments to ADI under the Class R Plan.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plan provides that it shall continue in effect with respect to the Fund as long as such continuance is approved at least annually by the vote of the board of trustee of the Trust cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. The Plan can be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate the Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plan may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plan is in effect, the selection and nomination of persons to serve as Independent Trustees of the Company shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plan may not be amended to increase the amount of the Fund's payments under the Plan without approval of the shareholders of the Fund's Class R shares, and all material amendments to the Plan must be approved by the board of Trustees of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plan, ADI or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under the Plan in the event of its termination.

To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to the Plan, the Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to the Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under the Plan. Such new arrangements must be approved by the Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the Trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the Trustees consider whether the Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by Class R shares of the Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plan are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plan include the following:

o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;

o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and

o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);

o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Fund.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of the Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation, and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Trust. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Stable Value Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Stable Value Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at Stable Value Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

The Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

While the Advisor seeks reasonably competitive commission rates and spreads, Stable Value Fund does not necessarily pay the lowest commission or spread available. The Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Advisor considers the quality of executions obtained on Stable Value Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. The Advisor has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions and spreads charged Stable Value Fund are consistent with prevailing and reasonable commissions, the Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Fund.

Since Stable Value Fund has not commenced operations as of the date of this SAI, it has paid no brokerage commissions nor does it hold debt securities of its regular brokers or dealers, or their parents.

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Fund and any broker or dealer that executes transactions for the Fund.

REDEMPTIONS IN KIND

For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of the Fund's NAV, Stable Value Fund may make the payment or a portion of the payment with portfolio securities, or with a combination of securities and one or more Wrapper Agreements, instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received. Stable Value Fund would not, however, exercise its right to redeem in kind in connection with a "benefit responsive withdrawal."

If a redemption in kind includes a Wrapper Agreement, Stable Value Fund will assign to the redeeming shareholder a portion of one or more Wrapper Agreements covering the securities distributed in kind to the shareholder. The economic terms and conditions of a Wrapper Agreement assigned to a shareholder will be substantially the same as the terms and conditions of the corresponding Wrapper Agreement held by Stable Value Fund. An investment in Stable Value Fund represents the shareholder's agreement to accept assignment of one or more Wrapper Agreements as part of an in kind redemption, to the extent permitted under applicable law.

A Wrapper Agreement assigned to a shareholder as payment in kind is illiquid and may require the shareholder to pay fees directly to the Wrapper Provider rather than through Stable Value Fund. In addition, a Wrapper Agreement may impose restrictions on the securities subject to the Wrapper Agreement, such as with respect to the type, maturity, duration and credit quality of each security. Thus, to receive the benefits of a Wrapper Agreement paid in kind, a shareholder may not be able to freely trade the securities covered by the Wrapper Agreement. Further, a Wrapper Agreement does not provide protection against the credit risk of the Covered Assets.

Prior to an assignment of a Wrapper Agreement to a shareholder, the Wrapper Provider may require that the shareholder represent and warrant that the assignment does not violate any applicable law. Further, the Wrapper Provider may require that the shareholder obtain, at the shareholder's expense, the services of a qualified professional asset manager to manage the covered securities in accordance with the requirements of the Wrapper Agreement.

A redemption in kind that includes a Wrapper Agreement involves certain costs to Stable Value Fund in obtaining the Wrapper Agreement and assigning the Wrapper Agreement to the shareholder. Accordingly, Stable Value Fund will weigh these costs against the anticipated benefits of making a distribution of a Wrapper Agreement in determining whether to make the distribution.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Fund.

All shares of the Fund are of one class with equal rights as to voting, dividends, and liquidation. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of trustees has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the board of trustees will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Fund will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF THE FUND

The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Stable Value Fund intends to qualify, as a regulated investment company. It is the policy of the Fund to distribute all investment company taxable income. As a result of this policy and the Fund's qualifications as regulated investment companies, it is anticipated that none of the Fund will pay federal income or excise taxes and that the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that the Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If the Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If the Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income at the corporate tax rates.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on May 31 of that year, plus certain other amounts.

STABLE VALUE FUND

All dividends and other distributions are taxable income to the shareholder, regardless of whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of the Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. If shares of the Fund are purchased shortly before a capital gain distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investments is unchanged by the distribution. As the objective of the Fund is to maintain a stable NAV, a reverse stock split will generally be declared simultaneously to any capital gain distribution. In a reverse split, the number of shares outstanding is reduced, but each share will be worth more so that the shares will have the same total market value after the reverse split as they had before it. The number of shares you own will be reduced, and the NAV will be restored to the NAV immediately prior to the capital gain distribution. Although the capital gain distribution is taxable regardless of whether you reinvest the distribution in additional shares, a reverse stock split is not a taxable event.

If it invests in foreign securities, the Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

For tax-deferred investors, dividend and capital gain distributions from the Stable Value Fund generally are not currently subject to federal income tax. To the extent that distributions from such tax-exempt accounts are taxable, they are taxable as ordinary income. Because the tax-exempt investors eligible to purchase Fund shares are governed by complex tax rules, please consult your tax adviser, IRA service agent or plan administrator about your tax situation and the impact of distributions from your Fund account.

The Advisor may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the Advisor will be computed using the single-category average cost method, although neither the Advisor nor the Fund recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for the Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average method requires IRS approval.

PERFORMANCE

From time to time the Fund's advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Fund's total returns for one-, five-, and ten-year periods (or since inception).

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited.

We may also advertise the Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

In addition, we may advertise Stable Value Fund's "30-day SEC yield." "30-day SEC yield" is based on historical earnings and is not intended to indicate future performance. The "30-day SEC yield" of the Stable Value Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

Information about the Fund's recent and historical performance is contained in the Trust's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Fund's Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare the Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance. Since the Fund has not yet commenced operations, average annual total return performance figures are not available.

Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where:         P = a hypothetical initial payment of $1,000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

Upon commencement of operations, to obtain the Fund's current 7-day yield information, please call INVESCO at 1-800-525-8085.

Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   (a-b)     6
                         Yield = 2[----- + 1)  - 1]
                                   (cd)

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for the Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials, or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                          Lipper Mutual Fund Category

Stable Value Fund                         Short Term Investment Grade Debt Fund

Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUND MAGAZINE
NEWSWEEK
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The Boards of Trustees of INVESCO Mutual Funds have expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Fund's portfolio. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Fund. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Fund and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Fund's proxy voting policy and procedures, as administered by the Advisor is available without charge by calling 1-800-347-4246. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.aiminvestments.com

PROXY VOTING ADMINISTRATION -- The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Fund.

To discharge its responsibilities to the Fund, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Fund on routine matters in accordance with guidelines established by the Advisor and the Fund. These guidelines are reviewed periodically by the Proxy Committee and the Fund's Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Fund's Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES - OVERVIEW -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of trustees and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

o  Announce its voting intentions and the reasons therefor.

o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Fund on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of trustees to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity-based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. The Advisor will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Directors on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or the Advisor's or ADI's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet commenced operations and therefore, does not yet have financial statements.

APPENDIX A

Some of the terms used in the Statement of Additional Information are described below.

BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay Fund deposited with it for a definite period of time (usually from fourteen days to one year) at a stated interest rate.

BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER consists of short-term (usually one to 180 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Fund, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Fund are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies.

Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which the Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

REVERSE REPURCHASE AGREEMENTS are transactions where the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or brokerdealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Fund's investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining Fund necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation.

U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Ratings of Municipal and Corporate Debt Obligations

     The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A, and Baa and AAA, AA, A, and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:


     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     B -- Bond rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

     C -- Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

     MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of Fund for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings:

     AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. treasury debt.

     AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB- -- Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up on down frequently within this category.

     B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

     DP -- Preferred stock with dividend arrearages.

     S&P ratings for short-term notes are as follows:

     SP1 Very strong capacity to pay principal and interest.

     SP2 Satisfactory capacity to pay principal and interest.

     SP3 Speculative capacity to pay principal and interest.

     A debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

______DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

_____DESCRIPTION OF S&P commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

     A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                       STATEMENT OF ADDITIONAL INFORMATION

                          AIM TREASURER'S SERIES TRUST

        INVESCO Cash Reserves Fund - Investor Class and Class A, B, and C
                  INVESCO Tax-Free Money Fund - Investor Class
               INVESCO U.S. Government Money Fund - Investor Class



Address:                                      Mailing Address:

4350 South Monaco Street,                     P.O. Box 173706,
Denver, CO 80237                              Denver, CO 80217-3706

                                  Telephone:

                     In continental U.S., 1-800-525-8085

                               November ___, 2003

------------------------------------------------------------------------------

A Prospectus for the Investor Class shares of INVESCO Cash Reserves, INVESCO Tax-Free Money and INVESCO U.S. Government Money Funds (each a "Fund" and collectively the "Funds") and the Class A, B, and C shares of INVESCO Cash Reserves Fund dated November 4, 2003 provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. The financial statements of the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from INVESCO Money Market Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003. Please note that the fiscal year end of INVESCO U.S. Government Money Fund has been changed to August 31. Prior to November ___, 2003, each Fund was a series portfolio of a Maryland corporation named INVESCO Money Market Funds, Inc.

You may obtain, without charge, the current Prospectus, SAI, and annual and semiannual reports of the Funds by writing to A I M Investment Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The
Prospectus of the Funds is also available through the AIM web site at aiminvestments.com.

TABLE OF CONTENTS

The Trust .................................................................... 3

Investments, Policies, and Risks ............................................. 3

Investment Restrictions.......................................................11

Management of the Funds ......................................................14

Other Service Providers ......................................................44

Brokerage Allocation and Other Practices .....................................44

Shares of Beneficial Interest ................................................45

Tax Consequences of Owning Shares of a Fund ..................................46

Performance ..................................................................47

Proxy Voting .................................................................52

Code of Ethics ...............................................................54

Financial Statements .........................................................54

APPENDIX A ...................................................................55

THE TRUST

AIM Treasurer's Series Trust (the "Trust") was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Money Market Funds, Inc. was redomesticated as a new series of the Trust on November 4, 2003. Prior to October ___, 2003, AIM Money Market Funds, Inc. was named INVESCO Money Market Funds, Inc. INVESCO Money Market Funds, Inc. (the "Company") was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through Cash Reserves Fund, Tax-Free Money Fund and U.S. Government Money Fund, respectively, assumed all of the assets and liabilities of Financial Daily Income Shares, Inc. (incorporated in Colorado on October 14, 1975), Financial Tax-Free Money Fund, Inc. (incorporated in Colorado on March 4, 1983) and Financial U.S. Government Money Fund, a series of Financial Series Trust (organized as a Massachusetts business trust on July 15,
1987) (collectively, the "Predecessor Funds"). All financial and other information about the Funds for the period prior to July 1, 1993, relates to such Predecessor Funds.

The Trust is an open-end, diversified, management investment company currently consisting of three portfolios of investments: INVESCO Cash Reserves Fund - Investor Class and Class A, B, and C; INVESCO Tax-Free Money Fund - Investor Class; and INVESCO U.S. Government Money Fund - Investor Class (each a "Fund" and, collectively, the "Funds"). Additional funds and classes may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity, and investing in high-quality debt securities. (What constitutes a high-quality debt security varies with the type of security and, where applicable, is noted in the discussion of each security.) Tax-Free Money Fund also seeks income exempt from federal income tax. Each Fund's assets are invested in securities having maturities of 397 days or less, and the dollar-weighted average maturity of the portfolio will not exceed 90 days. The Funds buy only securities determined by the Funds' investment advisor or, as applicable, a Fund's sub-advisor, pursuant to procedures approved by the board of trustees, to be of high quality with minimal credit risk and to be eligible for investment by the Funds under applicable U.S. Securities and Exchange Commission ("SEC") rules. Generally, the Funds are required to invest at least 95% of their total assets in the securities of issuers with the highest credit rating. Credit ratings are the opinion of the private companies (such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's")) that rate companies on their securities; they are not guarantees. See Appendix A for additional descriptions of the Funds' investments, as well as discussions of the degrees of risk involved in such investments.

ASSET-BACKED SECURITIES -- Asset-backed securities represent interests in pools of consumer loans. These pools of loans can be pools of other consumer debt, such as credit card receivables. Asset-backed securities generally are structured as "pass-through" securities, which means that principal and interest payments on the underlying loans are passed through to the holder of the security. Although an asset-backed security may be supported by letters of credit and other credit enhancements, its value ultimately depends upon the payment by individuals who owe money on the underlying loans. The underlying loans usually allow prepayments, which can shorten the securities' weighted average life and may lower their returns. This most frequently occurs when interest rates drop and large numbers of persons refinance their debts. Similarly, if the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Advisor will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Commercial paper acquired by a Fund must be rated by at least two nationally recognized securities ratings organizations (NRSROs), generally S&P and Moody's, in the highest rating category (A-1 by S&P or P-1 by Moody's), or, where the obligation is rated by only S&P or Moody's and not by any other NRSRO, such obligation is rated A-1 or P-1. Money market instruments purchased by a Fund which are not rated by any NRSRO must be determined by the Advisor to be of equivalent credit quality to the rated securities in which a Fund may invest. In the Advisor's opinion, obligations that are not rated are not necessarily of lower quality than those which are rated; however, they may be less marketable and typically may provide higher yields. The Funds invest in unrated securities only when such an investment is in accordance with a Fund's investment objective of achieving a high level of current income and when such investment will not impair the Fund's ability to comply with requests for redemptions. Commercial paper is usually secured by the corporation's assets but may sometimes be backed by a letter of credit from a bank or other financial institution.

CREDIT ENHANCEMENTS -- The Funds may acquire a right to sell an obligation to another party at a guaranteed price approximating par value, either on demand or at specified intervals. The right to sell may form part of the obligation or be acquired separately by a Fund. These rights may be referred to as demand features, guarantees or puts, depending on their characteristics (collectively referred to as "Guarantees"), and may involve letters of credit or other credit support arrangements supplied by domestic or foreign banks supporting the other party's ability to purchase the obligation from a Fund. The Funds will acquire Guarantees solely to facilitate portfolio liquidity and do not intend to exercise them for trading purposes. In considering whether an obligation meets the Fund's quality standards, a Fund may look to the creditworthiness of the party providing the right to sell or to the quality of the obligation itself. The acquisition of a Guarantee will not affect the valuation of the underlying obligation which will continue to be valued in accordance with the amortized cost method of valuation.

DIVERSIFICATION -- The Company is a diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). Except to the extent permitted under Rule 2a-7 of the 1940 Act or any successor rule thereto, no more than 5% of the value of each Fund's total assets can be invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies).

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit ("CDs") and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INSURANCE FUNDING AGREEMENTS -- The Funds may also invest in funding agreements issued by domestic insurance companies. Such funding agreements will only be purchased from insurance companies which have outstanding an issue of long-term debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's. In all cases, the Funds will attempt to obtain the right to demand payment, on not more than seven days' notice, for all or any part of the amount subject to the funding agreement, plus accrued interest. The Funds intend to execute their right to demand payment only as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio. A Fund's investments in funding agreements that do not have this demand feature, or for which there is not a readily available market, are considered to be investments in illiquid securities.

LOAN PARTICIPATION INTERESTS -- The Funds may purchase loan participation interests in all or part of specific holdings of corporate debt obligations. The issuer of such debt obligations is also the issuer of the loan participation interests into which the obligations have been apportioned. A Fund will purchase only loan participation interests issued by companies whose commercial paper is currently rated in the highest rating category by at least two NRSROs, generally S&P and Moody's (A-1 by S&P or P-1 by Moody's), or where such instrument is rated only by S&P or Moody's and not by any other NRSRO, such instrument is rated A-1 or P-1. Such loan participation interests will only be purchased from banks which meet the criteria for banks discussed above and registered broker-dealers or registered government securities dealers which have outstanding commercial paper or other short-term debt obligations rated in the highest rating category by at least two NRSROs or by one NRSRO if such obligation is rated by only one NRSRO. Such banks and security dealers are not guarantors of the debt obligations represented by the loan participation interests, and therefore are not responsible for satisfying such debt obligations in the event of default. Additionally, such banks and securities dealers act merely as facilitators, with regard to repayment by the issuer, with no authority to direct or control repayment. A Fund will attempt to ensure that there is a readily available market for all of the loan participation interests in which it invests. The Funds' investments in loan participation interests for which there is not a readily available market are considered to be investments in illiquid securities.

MUNICIPAL OBLIGATIONS -- Tax-Free Money Fund may invest in short-term municipal debt securities including municipal bonds, notes and commercial paper.

     MUNICIPAL BONDS -- Municipal bonds are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

     MUNICIPAL NOTES -- Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

     MUNICIPAL COMMERCIAL PAPER -- Municipal commercial paper is short-term debt obligations issued by municipalities which may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the Advisor believes that this increase may continue.

     VARIABLE RATE OBLIGATIONS -- The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which a Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

It is a policy of Tax-Free Money Fund that, under normal market conditions, it invests at least 80% of its net assets, plus any borrowings for investment purposes, in short-term municipal securities issued by state, county, and city governments, including industrial development obligations and private activity bonds which generally are not guaranteed by the governmental entity that issues them. It is the Fund's present intention to invest its assets so that substantially all of its annual income will be tax-exempt. Tax-Free Money Fund may invest in municipal obligations whose interest income may be specially treated as a tax preference item under the alternative minimum tax ("AMT"). The Fund invests at least 80% of its assets in securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. Tax-exempt income may result in an indirect tax preference item for corporations, which may subject an investor to liability under the AMT depending on its particular situation. Tax-Free Money Fund will not invest more than 20% of its net assets in investments subject to federal income tax. Distributions from this Fund may be subject to state and local taxes.

Tax-Free Money Fund will not purchase a municipal obligation unless the Fund has been advised that the issuer's bond counsel has rendered an opinion that such obligations have been validly issued and that the interest thereon is exempt from federal income taxation. In addition, Tax-Free Money Fund will not purchase a municipal obligation that, in the opinion of the Advisor, is reasonably likely to be held not to be validly issued or to pay interest thereon which is not exempt from federal income taxation.

Municipal obligations purchased by the Fund must be rated by at least two NRSROs
- generally S&P and Moody's - in the highest rating category (AAA or AA by S&P or Aaa or Aa by Moody's), or by one NRSRO in the highest rating category if such obligations are rated by only one NRSRO. Municipal notes or municipal commercial paper must be rated in the highest rating category by at least two NRSROs, or where the note or paper is rated only by one NRSRO, in the highest rating category by that NRSRO. If a security is unrated, the Fund may invest in such security if the Advisor determines, in an analysis similar to that performed by Moody's or S&P in rating similar securities and issuers, that the security is comparable to that eligible for investment by the Fund. After the Fund has purchased an issue of municipal obligations, such issue might cease to be rated or its rating might be reduced below the minimum required for purchase. If a security originally rated in the highest rating category by a NRSRO has been downgraded to the second highest rating category, INVESCO must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the Fund. If a security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of the Advisor becoming aware of the new rating, the default or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Company's board of trustees determines within the aforesaid five business days that holding the security is in the best interest of the Fund.

PORTFOLIO SECURITIES LOANS -- The Trust, on behalf of each of the Funds, may lend limited amounts of the Funds' portfolio securities (not to exceed 33 1/3% of a Fund's total assets). Because there could be delays in recovery of loaned securities or even a loss of rights in collateral should the borrower fail financially, loans will be made only to firms deemed by INVESCO to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The Advisor will evaluate the creditworthiness of such borrowers in accordance with procedures adopted and monitored by the board of trustees. It is expected that the Trust, on behalf of the applicable Fund, will use the cash portions of loan collateral to invest in short-term income producing securities for the Fund's account and that the Trust may share some of the income from these investments with the borrower. See "Portfolio Securities Loans" at Appendix A to this SAI.

REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements ("REPOs") and reverse repurchase agreements. This is a way to invest money for short periods. A REPO is an agreement under which a Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by a Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Trust's board of trustees. The Trust's advisor, AIM, must use these standards to review the creditworthiness of any financial institution that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. The Funds will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of a Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. See Appendix A for a discussion of repurchase agreements and the risks involved with such transactions.

SECTION 4(2) AND RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Section 4(2) or Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many such securities. Institutional investors generally cannot sell these such securities to the general public but instead will often depend on an efficient institutional market in which securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that such securities are illiquid. Institutional markets for these may provide both reliable market values for them and enable a Fund to sell such an investment when appropriate. For this reason, the Company's board of trustees has concluded that if a sufficient institutional trading market exists for a given security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Trust's board of trustees has given the Advisor the day-to-day authority to determine the liquidity of Section 4(2) and Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in these Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

TEMPORARY DEFENSIVE POSITION -- From time to time, on a temporary basis for defensive purposes, Tax-Free Money Fund may also hold 100% of its assets in cash or invest in taxable short term investments ("taxable investments"), including obligations of the U.S. government, its agencies or instrumentalities; commercial paper limited to obligations which are rated by at least two NRSROs - generally S&P and Moody's - in the highest rating category (A-1 by S&P and P-1 by Moody's), or by one NRSRO if such obligations are rated by only one NRSRO; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks meeting the criteria described in the discussion above; time deposits; and repurchase agreements with respect to any of the foregoing with registered broker-dealers, registered government securities dealers or banks.

U.S. GOVERNMENT SECURITIES -- Each Fund may purchase debt securities issued by the U.S. government without limit. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgagebacked securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

VARIABLE OR FLOATING RATE INSTRUMENTS -- The Funds may invest in Eligible Securities, as defined in Rule 2a-7 under the 1940 Act which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, municipal securities or securities issued or guaranteed by domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. except to the extent permitted under Rule 2a-7 of the 1940 Act, or any successor rule thereto, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act"), as amended, in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5.   issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
          (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer.

Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the board of trustees. These non-fundamental policies may be changed by the board of trustees without shareholder approval:


--------------------------------------------------------------------------------
                                                                 U.S. GOVERNMENT
INVESTMENT             CASH RESERVES         TAX-FREE MONEY      MONEY
--------------------------------------------------------------------------------
DEBT SECURITIES        At least 95% in
  Corporate Debt       the highest
                       short-term
                       rating category
--------------------------------------------------------------------------------
  U.S. Government      No Limit              Up to 20%,          No Limit
  Obligations                                including
                                             other taxable
                                             instruments
--------------------------------------------------------------------------------
  Municipal                                  At least 80%
  Obligations
--------------------------------------------------------------------------------
  Taxable securities                         Up to 20%,
                                             including U.S.
                                             government
                                             obligations
--------------------------------------------------------------------------------
TEMPORARY TAXABLE                            Up to 100% for
                                             defensive
                                             purposes
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

As of the date of this SAI, INVESCO Funds Group, Inc. ("INVESCO") serves as investment advisor to the Funds. INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Trust's investment advisor. INVESCO was founded in 1932 and serves as investment advisor to:

     AIM Bond Funds
     AIM Combination Stock & Bond Funds
     AIM Counselor Series Trust
     AIM International Mutual Funds
     AIM Sector Funds
     AIM Stock Funds
     AIM Treasurer's Series Trust
     INVESCO Variable Investment Funds, Inc.

As of June 30, 2003, INVESCO managed 48 mutual funds having combined assets of over $19.2 billion, on behalf of 2,756,061 shareholder accounts.

Subject to shareholder approval at a special meeting of shareholders to be held on October 21, 2003, the board of trustees of the Trust have approved for each Fund a new investment advisory agreement between A I M Advisors, Inc. ("AIM") and the Funds under which AIM will serve as the investment advisor for each Fund. If approved by a Fund's shareholders, the new advisory agreement with AIM will become effective on November 5, 2003. INVESCO and AIM are referred to herein, as appropriate, as the "Advisor."

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group, Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976.

AIM and INVESCO are indirect, wholly owned subsidiaries of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world with approximately $347.6 billion in assets under management as of June 30, 2003.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company, doing business as INVESCO Trust Company) (ANTC), a wholly owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

     INVESCO Institutional (N.A.), Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO National Asset Management Group, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions
          (Taft-Hartley), mutual funds and individuals.

          INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

          INVESCO Financial Institutions Group, Atlanta, Georgia, provides investment management services through separately managed account programs offered by brokerage firms.

          INVESCO Structured Products Group, New York, New York, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITS, and publicly traded stocks of companies of deriving substantial revenues from real industry activities.

          INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1A6, England.

THE INVESTMENT ADVISORY AGREEMENT WITH INVESCO

As of the date of this SAI, INVESCO serves as investment advisor to the Funds under an investment advisory agreement dated November ___, 2003 (the "Agreement") with the Trust.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the trustees of the Trust, and executing transactions accordingly;

     o providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by a Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

As of the date of this SAI, INVESCO also performs all of the following services for the Funds:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o  supplying the Trust with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Trust, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of 0.50% on the first $300 million of each Fund's average net assets, 0.40% on the next $200 million of each Fund's average net assets and 0.30% on each Fund's average net assets in excess of $500 million.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO.

                               ADVISORY       TOTAL EXPENSE       TOTAL EXPENSE
                               FEE DOLLARS    REIMBURSEMENTS      LIMITATIONS

INVESTOR CLASS

CASH RESERVES FUND
Year Ended May 31, 2003        $3,291,925          N/A            0.90%
Year Ended May 31, 2002         3,801,660          N/A            0.90%
Year Ended May 31, 2001         3,379,307       14,246            0.90%

TAX-FREE MONEY FUND
Year Ended May 31, 2003        $  156,418      $89,606            0.85%
Year Ended May 31, 2002           172,257      102,636            0.85%
Year Ended May 31, 2001           185,192      115,856            0.85%

U.S. GOVERNMENT MONEY FUND
Year Ended May 31, 2003        $  368,428     $191,120            0.85%
Year Ended May 31, 2002           468,392      169,560            0.85%
Year Ended May 31, 2001           388,163      251,875            0.85%

CLASS A

CASH RESERVES FUND
Year Ended May 31, 2003        $   17,978          N/A            1.25%
Year Ended May 31, 2002             1,299          214            1.25%
Year Ended May 31, 2001               112           99            1.25%

CLASS B

CASH RESERVES FUND
Year Ended May 31, 2003        $    2,215     $  4,102            1.90%
Year Ended May 31, 2002             1,453          476            1.90%
Year Ended May 31, 2001                65           13            1.90%

CLASS C

CASH RESERVES FUND
Year Ended May 31, 2003        $  133,541     $268,032            1.90%
Year Ended May 31, 2002           145,814      134,219            1.90%
Year Ended May 31, 2001            55,233          N/A            1.90%

(1) For the period August 25, 2000, commencement of the sale of Class A and Class B shares, through May 31, 2001.

THE SUB-ADVISORY AGREEMENT

AIM Capital Management, Inc. ("ACM") serves as sub-advisor to the Funds pursuant to a sub-advisory agreement dated November ___, 2003 (the "Sub-Advisory Agreement") with INVESCO.

The Sub-Advisory Agreement provides that AIM, subject to the supervision of INVESCO, shall manage the investment portfolio of each Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Trust's Declaration of Trust, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the trustees of the Trust or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to investment advisory customers of ACM; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Trust action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

The Sub-Advisory Agreement provides that, as compensation for its services, ACM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of each Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the annual rate of 40% of the investment advisory fee retained by INVESCO after each Fund's expenses have been paid by INVESCO under the terms of the Investment Advisory Agreement or Fund Prospectus.

BOARD APPROVAL OF ADVISORY AGREEMENT WITH INVESCO AND SUB-ADVISORY AGREEMENT

In approving the Advisory Agreement with INVESCO and Sub-Advisory Agreement, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the Agreements and the overall fairness of the Agreements. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things, (1) the overall performance results of the Funds in comparison to relevant indices, and (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization and the experience of the Sub-Advisor in managing money market funds. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreements, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios for funds comparable in size, character, and investment strategy to the Funds. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent auditors review INVESCO's methodology for appropriateness. The board concluded that approval of the Agreements was in the best interest of the Funds' shareholders. These matters were considered by trustees who are not affiliated with INVESCO (the "Independent Trustees") working with experienced 1940 Act counsel that is independent of INVESCO.

PROPOSED INVESTMENT ADVISORY AGREEMENT WITH AIM

Under the new advisory agreement, if approved by shareholders at the October 21, 2003 meeting, effective November 5, 2003, AIM will be responsible for supervising all aspects of the Funds' operations and providing investment advisory services to the Funds. AIM will obtain and evaluate economic, statistical and financial information to formulate and implement investment programs for the Funds. The new advisory agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor to the Funds are not exclusive and AIM and the sub-advisor are free to render investment advisory services to others, including other investment companies.

Under the new advisory agreement, AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The new advisory agreement provides that each Fund will pay or cause to be paid all ordinary business expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, accounting, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

If the new advisory agreement is approved by shareholders, AIM will receive a monthly fee from each Fund calculated at the same annual rates, based on the average daily net assets of each Fund during the year which are set forth above, under the section entitled "The Investment Advisory Agreement with INVESCO."

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. AIM has agreed to assume all voluntary and contractual fee waiver and reimbursement arrangements discussed above in the section entitled "The Investment Advisory Agreement with INVESCO" and in the Funds' Prospectus.

SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for and seeking appropriate approvals from the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a Fund participating in a securities lending program will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

BOARD APPROVAL OF NEW ADVISORY AGREEMENT WITH AIM

As noted above, shareholders will be asked to approve a new advisory agreement with AIM. If approved, that agreement will go effective on November 5, 2003. At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     o THE QUALIFICATIONS OF AIM TO PROVIDE INVESTMENT ADVISORY SERVICES. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Funds, and noted that the persons providing portfolio management services to the Funds would not change if the new advisory agreement with AIM is approved by shareholders.

     o THE RANGE OF ADVISORY SERVICES PROVIDED BY AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if the Funds engage in securities lending.

     o QUALIFICATIONS OF AIM TO PROVIDE A RANGE OF MANAGEMENT AND ADMINISTRATIVE SERVICES. The Board reviewed the general nature of the non-investment advisory services PERFORMED by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to the Funds. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     o THE PERFORMANCE RECORD OF THE FUNDS. The Board reviewed the performance record of each Fund and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of each Fund and is able, therefore, to provide advisory and administrative services to each Fund.

     o ADVISORY FEES AND EXPENSES. The Board examined the expense ratio and the level of advisory fees for each Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory AGREEMENT. The Board concluded that projected expense ratio and advisory fees of each Fund under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to the Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that a Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     o THE PROFITABILITY OF AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its FINANCIAL condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of that Fund to invest in AIM-advised money market funds any cash collateral the Fund receives as security for the borrower's obligation to return the loaned securities. If a Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a Fund that have already been invested, and the investment of the cash collateral is intended to benefit the Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     o THE TERMS OF THE PROPOSED ADVISORY AGREEMENT. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist each Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which each Fund operates, and that AIM should have the flexibility to operate in that environment.

After considering the above factors, the Board concluded that it is in the best interests of each Fund and its shareholders to approve the proposed advisory agreement between the Trust and AIM for the Funds. In so doing, they were advised by independent counsel, retained by the independent trustees and paid for by the Trust, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of each Fund do not approve the proposed advisory agreement with AIM, the current advisory agreement with INVESCO will continue in effect for the Funds.

ADMINISTRATIVE SERVICES AGREEMENT

As of the date of this SAI, AIM, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated November ___, 2003 with the Trust.

The Administrative Services Agreement requires AIM to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of AIM, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Amended and Restated Administrative Services Agreement, each Fund pays a monthly fee to AIM consisting of a base fee of $10,000 per year plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund.

Effective November 5, 2003, under an Administrative Services Agreement dated as of that date, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the new advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's board of trustees, including the Independent Trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the board of trustees. AIM maybe reimbursed for the services of the Trust's principal financial officer and his staff, and any expenses related to fund accounting services.

TRANSFER AGENCY AGREEMENT

AIM Investment Services, Inc. [11 Greenway Plaza, Suite 100, Houston, TX 77046] is the Trust's transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated October ___, 2003 with the Trust.

The Transfer Agency Agreement provides that each Fund pays AIM an annual fee of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (prior to the absorption of certain Fund expenses by INVESCO). Prior to October ___, 2003, INVESCO served as administrator and transfer agent to the Funds.


                                                     ADMINISTRATIVE    TRANSFER
                                         ADVISORY       SERVICES        AGENCY
INVESTOR CLASS

CASH RESERVES FUND
Year Ended May 31, 2003                 $3,291,925      $388,748      $2,865,888
Year Ended May 31, 2002                  3,801,660       464,384       3,231,115
Year Ended May 31, 2001                  3,379,307       398,626       3,262,599

TAX-FREE MONEY FUND
Year Ended May 31, 2003                 $  156,418      $ 24,078      $   96,636
Year Ended May 31, 2002                    172,257        25,503         106,675
Year Ended May 31, 2001                    185,192        26,667         121,077

U.S. GOVERNMENT MONEY FUND
Year Ended May 31, 2003                 $  368,428        43,159      $  299,092
Year Ended May 31, 2002                    468,392        52,155         328,425
Year Ended May 31, 2001                    388,163        44,935         331,882

CLASS A

CASH RESERVES FUND
Year Ended May 31, 2003                 $   17,978      $  2,073      $    4,446
Year Ended May 31, 2002                      1,299           159             783
Period Ended May 31, 20011                     112            13             251

CLASS B

CASH RESERVES FUND
Year Ended May 31, 2003                 $    2,215      $    258      $    1,192
Year Ended May 31, 2002                      1,453           177             387
Period Ended May 31, 20011                      65             7              76

CLASS C

CASH RESERVES FUND
Year Ended May 31, 2003                 $  133,541      $  5,770      $  171,315
Year Ended May 31, 2002                    145,814        17,814         131,786
Year Ended May 31, 2001                     55,233         6,561          26,415

(1) For the period August 25, 2000, commencement of the sale of Class A and Class B shares, through May 31, 2001.

TRUSTEES AND OFFICERS OF THE TRUST

The overall direction and supervision of the Trust come from the board of trustees. The board of trustees is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Trust, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Trust and the Funds. The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Trust's trustees and officers. The first table provides information for the Independent Trustees, and the second table provides information for the trustees who are "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act (the "Interested Trustees"). For the Interested Trustees, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.


INDEPENDENT TRUSTEES

Name, Address, and Age         Position(s) Held       Principal Occupation(s)           Number of       Other Directorships
                               With Company, Term     During Past Five Years(2)         Funds in the    Held by Trustee
                               of Office(1) and                                         Fund Complex
                               Length of Time                                           Overseen by
                               Served(2)                                                Trustee

Bob R. Baker (3)               Vice Chairman of the   Consultant (2000-present).        48
37 Castle Pines Dr. N.         Board (2003-           Formerly, President
Castle Rock, Colorado          present)               and Chief Executive
Age:  67                                              Officer (1988-2000)
                                                      of AMC Cancer
                                                      Research Center,
                                                      Denver, Colorado;
                                                      until mid-December
                                                      1988, Vice Chairman
                                                      of the Board of
                                                      First Columbia
                                                      Financial
                                                      Corporation,
                                                      Englewood, Colorado;
                                                      formerly, Chairman
                                                      of the Board and
                                                      Chief Executive
                                                      Officer of First
                                                      Columbia Financial
                                                      Corporation.

James T. Bunch(3)              Trustee                Co-President and                  48
3600 Republic Plaza                                   Founder of Green,
370 Seventeenth Street                                Manning & Bunch
Denver, Colorado                                      Ltd., Denver,
Age:  60                                              Colorado
                                                      (1988-present)
                                                      (investment banking
                                                      firm); Director,
                                                      Policy Studies, Inc.
                                                      and Van Gilder
                                                      Insurance
                                                      Corporation;
                                                      formerly, Chairman
                                                      and Managing
                                                      Partner, law firm of
                                                      Davis, Graham &
                                                      Stubbs, Denver,
                                                      Colorado.


Gerald J. Lewis(3)             Trustee                Chairman of Lawsuit               48              Director of
701 "B" Street                                        Resolution Services,                              General
Suite 2100                                            San Diego,                                        Chemical
San Diego, California                                 California                                        Group, Inc.,
Age:  69                                              (1987-present).                                   Hampdon, New
                                                      Formerly, Associate                               Hampshire
                                                      Justice of the                                    (1996-present).
                                                      California Court of                               Director of
                                                      Appeals; and Of                                   Wheelabrator
                                                      Counsel, Latham &                                 Technologies,
                                                      Watkins, San Diego,                               Inc., Fisher
                                                      California                                        Scientific,
                                                      (1987-1997).                                      Inc., Henley
                                                                                                        Manufacturing,
                                                                                                        Inc., and
                                                                                                        California
                                                                                                        Coastal
                                                                                                        Properties,
                                                                                                        Inc.

Larry Soll, Ph.D.(3)           Trustee                Retired.  Formerly,               48              Director of
2358 Sunshine Canyon                                  Chairman of the                                   Synergen since
Drive                                                 Board (1987-1994),                                incorporation
Boulder, Colorado                                     Chief Executive                                   in 1982;
Age:  61                                              Officer (1982-1989                                Director of
                                                      and 1993-1994), and                               Isis
                                                      President                                         Pharmaceuticals,
                                                      (1982-1989) of                                    Inc.
                                                      Synergen Inc.; and
                                                      formerly, Trustee of
                                                      INVESCO Global
                                                      Health Sciences Fund.

Interested Trustees and Officers.

Messrs. Graham and Williamson are Interested Trustees by virtue of the fact that they are officers of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age         Position(s) Held       Principal Occupation(s)            Number of      Other
                               With Company,          During Past Five Years(2)          Funds in       Directorships
                               Term of Office(1)                                         the Fund       Held by Trustee
                               and Length of                                             Complex
                               Time Served(2)                                            Overseen
                                                                                         by Trustee


Mark H. Williamson             Chairman of the        President and Chief                48             Chairman of
4350 South Monaco Street       Board (since           Executive Officer of                              the Board of
Denver, Colorado               1999).Formerly,        A I M Investment                                  INVESCO Funds
Age:  52                       President (1998-       Management and Chief                              Group, Inc.
                               2001)                  Executive Officer of                              and formerly
                               and Chief              the A I M Division                                of INVESCO
                               Executive              of AMVESCAP PLC                                   Distributors,
                               Officer                (2003-present).                                   Inc.
                               (1998-2002).           Formerly, Chief
                                                      Executive Officer,
                                                      Managed Products
                                                      Division, AMVESCAP
                                                      PLC (2001-2002).
                                                      Formerly, Chairman
                                                      of the Board
                                                      (1998-2002),
                                                      President
                                                      (1998-2002), and
                                                      Chief Executive
                                                      Officer (1998-2002)
                                                      of INVESCO Funds
                                                      Group, Inc. and
                                                      formerly of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Chief
                                                      Operating Officer
                                                      and Chairman of the
                                                      Board of INVESCO
                                                      Global Health
                                                      Sciences Fund;
                                                      formerly, Chairman
                                                      and Chief Executive
                                                      Officer of
                                                      NationsBanc
                                                      Advisors, Inc.; and
                                                      formerly, Chairman
                                                      of NationsBanc
                                                      Investments, Inc.

Glen A. Payne                  Secretary              Senior Vice
4350 South Monaco Street                              President, General
Denver, Colorado                                      Counsel and
Age:  55                                              Secretary of INVESCO
                                                      Funds Group, Inc.;
                                                      formerly Senior Vice
                                                      President, Secretary
                                                      and General Counsel
                                                      of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Secretary
                                                      of INVESCO Global
                                                      Health Sciences
                                                      Fund; General
                                                      Counsel of INVESCO
                                                      Trust Company
                                                      (1989-1998); and
                                                      employee of a U.S.
                                                      regulatory agency,
                                                      Washington, D.C.
                                                      (1973-1989).


Kevin M. Carome                Assistant              Director, Senior
[ADDRESS]                      Secretary              Vice President and
Age:  57                                              General Counsel, AIM
                                                      Management Group,
                                                      Inc. (financial
                                                      services holding
                                                      company) and A I M
                                                      Advisors, Inc.; and
                                                      Vice President, AIM
                                                      Capital Management,
                                                      Inc., A I M
                                                      Distributors, Inc.
                                                      and A I M Fund
                                                      Services; Director,
                                                      Vice President and
                                                      General Counsel,
                                                      Fund Management.

Ronald L. Grooms               Chief                  Senior Vice                                        Director of
4350 South Monaco Street       Accounting             President and                                      INVESCO Funds
Denver, Colorado               Officer,               Treasurer of INVESCO                               Group, Inc.
Age:  56                       Chief                  Funds Group, Inc.;                                 and formerly
                               Financial              and formerly Senior                                of INVESCO
                               Officer and            Vice President and                                 Distributors,
                               Treasurer              Treasurer of INVESCO                               Inc.
                                                      Distributors, Inc.;
                                                      formerly, Treasurer
                                                      and Principal
                                                      Financial and
                                                      Accounting Officer
                                                      of INVESCO Global
                                                      Health Sciences
                                                      Fund; and Senior
                                                      Vice President and
                                                      Treasurer of INVESCO
                                                      Trust Company
                                                      (1988-1998).

Robert H. Graham               Trustee                Director and                       48              None
[ADDRESS]                                             Chairman, AIM
Age:  57                                              Management Group
                                                      Inc. (financial
                                                      services holding
                                                      company); and
                                                      Director and Vice
                                                      Chairman, AMVESCAP
                                                      PLC (parent of AIM
                                                      and a global
                                                      investment
                                                      management firm);
                                                      formerly, President
                                                      and Chief Executive
                                                      Officer, AIM
                                                      Management Group
                                                      Inc.; Director and
                                                      Chairman, AIM
                                                      Capital Management,
                                                      Inc. (registered
                                                      investment advisor),
                                                      AIM Distributors,
                                                      Inc. (registered
                                                      broker dealer); AIM
                                                      Fund Services, Inc.
                                                      (registered transfer
                                                      agent), and Fund
                                                      Management Company


                                                      (registered broker
                                                      dealer).

William J. Galvin, Jr.         Assistant              Senior Vice                                        Director of
4350 South Monaco Street       Secretary              President and                                      INVESCO Funds
Denver, Colorado                                      Assistant Secretary                                Group, Inc.
Age:  46                                              of INVESCO Funds                                   and formerly
                                                      Group, Inc.; and                                   of INVESCO
                                                      formerly Senior Vice                               Distributors,
                                                      President and                                      Inc.
                                                      Assistant Secretary
                                                      of INVESCO
                                                      Distributors, Inc.
                                                      Formerly, Trust
                                                      Officer of INVESCO
                                                      Trust Company
                                                      (1995-1998).

Pamela J. Piro                 Assistant              Vice President and
4350 South Monaco Street       Treasurer              Assistant Treasurer
Denver, Colorado                                      of INVESCO Funds
Age:  42                                              Group, Inc.; and
                                                      formerly Assistant
                                                      Treasurer of INVESCO
                                                      Distributors, Inc.;
                                                      formerly, Assistant
                                                      Vice President
                                                      (1996-1997).

Dana R. Sutton                 Assistant              Vice President and
[ADDRESS]                      Secretary              Fund Treasurer, A I M
Age:  54                                              Advisors, Inc.

Tane T. Tyler                  Assistant              Vice President and
4350 South Monaco Street       Secretary              Assistant General
Denver, Colorado                                      Counsel of INVESCO
Age: 38                                               Funds Group, Inc.

(1)  Each trustee shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of trustees after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of trustees in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Trust's bylaws. The board of trustees has adopted a retirement policy providing for mandatory retirement of a Fund trustee at the end of the calendar quarter in which the trustee becomes 75, with a trustee being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2)  Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3)  Member of the audit committee of the Trust.

BOARD OF TRUSTEES STANDING COMMITTEES

Shareholders have been asked to approve a new slate of trustees of the Trust at a meeting to be held on October 21, 2003. Pending shareholder approval of the new trustees, additional committees will be established at a future date. The board of trustees has an audit committee comprised of four trustees who are Independent Trustees. The committee meets quarterly with the Trust's independent accountants and officers to review accounting principles used by the Trust, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The following table provides information regarding the dollar range of equity securities beneficially owned by each trustee in each Fund and in the investment companies in the INVESCO Complex that are overseen by the trustees, as a whole, as of December 31, 2002:


Trustee                 Dollar Range of Equity Securities Owned in Each Fund(1)   Aggregate Dollar
                                                                                  Range of Equity
                                                                                  Securities in All
                                                                                  Registered
                                                                                  Investment
                                                                                  Companies Overseen
                                                                                  by the trustee in
                                                                                  the INVESCO Funds
                                                                                  Complex(1)
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
Bob R. Baker           INVESCO Cash Reserves Fund                 $1-$10,000         Over $100,000
                       INVESCO Tax-Free Money Fund                $1-$10,000
                       INVESCO U.S. Government Money Fund         $1-$10,000
------------------------------------------------------------------------------------------------------
James T. Bunch         INVESCO Cash Reserves Fund            $10,001-$50,000      $50,001-$100,000
                       INVESCO Tax-Free Money Fund                $1-$10,000
                       INVESCO U.S. Government Money Fund         $1-$10,000
------------------------------------------------------------------------------------------------------
Gerald J. Lewis        INVESCO Cash Reserves Fund                 $1-$10,000      $50,001-$100,000
                       INVESCO Tax-Free Money Fund                $1-$10,000
                       INVESCO U.S. Government Money Fund         $1-$10,000
------------------------------------------------------------------------------------------------------
Larry Soll             INVESCO Cash Reserves Fund                 $1-$10,000         Over $100,000
                       INVESCO Tax-Free Money Fund                $1-$10,000
                       INVESCO U.S. Government Money  Fund        $1-$10,000
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------
Robert H. Graham       INVESCO Cash Reserves Fund                    $______         $____________
                       INVESCO Tax-Free Money Fund                   $______
                       INVESCO U.S. Government Money Fund            $______
------------------------------------------------------------------------------------------------------
Mark H. Williamson     INVESCO Cash Reserves Fund                       None         Over $100,000
                       INVESCO Tax-Free Money Fund                      None
                       INVESCO U.S. Government Money  Fund              None
------------------------------------------------------------------------------------------------------

(1)  All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Trust to its Independent Trustees for services rendered in their capacities as trustees of the Trust; the benefits accrued as Trust expenses [with respect to the Retirement Plan discussed below]; and the estimated annual benefits to be received by these trustees upon retirement as a result of their service to the Trust, all for the fiscal year ended May 31, 2003.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these trustees for services rendered in their capacities as trustees during the year ended December 31, 2002. As of December 31, 2002, there were 48 funds in the INVESCO Funds.

------------------------------------------------------------------------------------------------------------------------------------
Name of Person           Aggregate               Benefits Accrued         Estimated  Annual       Total
and Position             Compensation From       As Part of               Benefits Upon           Compensation From
                         Company(1)              Company Expenses(2)      Retirement(3)           INVESCO Complex
                                                                                                  Paid To Trustees(4)
----------------------------------------------------------------------------------------------------------------------------
Bob R. Baker,                  $8,862            $0                      $1,615                   $138,000
Vice Chairman of the
Board
------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                  7,895             0                          0                    124,625
------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                 7,654             0                          0                    116,500
------------------------------------------------------------------------------------------------------------------------------
Larry Soll                      7,974             0                          0                    126,000
------------------------------------------------------------------------------------------------------------------------------------

(1)  The vice chairman of the board, the chairs of the Funds' committees who are Independent Trustees and the members of the Funds'
     committees who are Independent Trustees each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

(2)  Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement
     discussed below, and not compensation deferred at the election of the trustees.

(3)  These amounts represent the Trust's share of the estimated annual benefits payable by the INVESCO Funds upon the trustees'
     retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these trustees has served as a trustee of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4)  Total as a percentage of the net assets of the INVESCO Complex as of December 31, 2002.

Messrs. Graham and Williamson, as "Interested Trustees" of the Trust and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any trustee's fees or other compensation from the Trust or the other funds in the INVESCO Funds for their service as trustees.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of October ___, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares.

INVESTOR CLASS

CASH RESERVES FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TAX FREE MONEY FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

U.S. GOVERNMENT MONEY FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                       35

CLASS A

CASH RESERVES FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CLASS B

CASH RESERVES FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CLASS C

CASH RESERVES FUND

-------------------------------------------------------------------------------
Name and Address                 Basis of Ownership           Percentage Owned
                                 (Record/Beneficial)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

As of October ___, 2003, officers and trustees of the Company, as a group, beneficially owned less than __% of Cash Reserves and U.S. Government Money Funds' outstanding shares and less than __% of Tax-Free Money Fund's outstanding shares.

DISTRIBUTOR

A I M Distributors, Inc. ("ADI") is the distributor of the Funds. ADI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Trust's Plans of Distribution (the "Plans"), which have been adopted by Cash Reserves Fund - Classes A, B and C pursuant to

Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Funds.

CLASS A (CASH RESERVES FUND ONLY). The Trust has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of Cash Reserves Fund (the "Class A Plan"). Under the Class A Plan, Class A shares of Cash Reserves Fund pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period that Class A shares of Cash Reserves Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of Cash Reserves Fund. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of Cash Reserves Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of the Fund attributable to the customers of such financial intermediaries are characterized as service fees. Payments to dealers and other financial institutions in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to Class A shares of Cash Reserves Fund.

CLASS B (CASH RESERVES FUND ONLY). The Trust has also adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of Cash Reserves Fund (the "Class B Plan"). Under the Class B Plan, Class B shares of Cash Reserves Fund pay compensation to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, Cash Reserves Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of Cash Reserves Fund.

CLASS C (CASH RESERVES FUND ONLY). The Trust has also adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of Cash Reserves Fund (the "Class C Plan"). Under the Class C Plan, Class C shares of Cash Reserves Fund pay compensation to

ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of Cash Reserves Fund. Payments can also be directed by ADI to selected institutions that have entered into service agreements with respect to Class C shares of Cash Reserves Fund and that provide continuing personal services to their customers who own Class C shares of Cash Reserves Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of Cash Reserves Fund, in amounts up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of Cash Reserves Fund.

Distributor may pay sales commissions to financial intermediaries who sell Class C shares of Cash Reserves Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to distributor under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fee will begin to be paid by distributor to the financial intermediary immediately.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO- or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the

Fund. The Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of the Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Fund possibly could decrease to the extent that the banks would no longer invest customer assets in the Fund. Neither the Company nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by the Fund.

ADI is the distributor of the Funds. Prior to July 1, 2003, IDI was the distributor of the Funds, and, as such, the Cash Reserves Fund made payments to IDI, the Funds' former distributor, under the Class A, Class B, and Class C Plans during the fiscal year ended May 31, 2003, in the following amounts:

                              CLASS A           CLASS B           CLASS C
                              -------           -------           -------

Year Ended May 31, 2003       $12,456           $5,420            $355,481

In addition, during the periods outlined in the table below, the following additional distribution accruals had been incurred by the Cash Reserves Fund and will be paid during the fiscal year ended May 31, 2004:

                              CLASS A           CLASS B           CLASS C
                              -------           -------           -------

Fiscal Year Ended
May 31, 2003                  $3,367            $462              $21,476

For the fiscal year ended May 31, 2003, allocation of Rule 12b-1 amounts paid by the Cash Reserves Fund for the following categories of expenses were:


                                    CLASS A           CLASS B           CLASS C
                                    -------           -------           -------

Advertising                         $     0            $     0          $      0
Sales, literature, printing,
  and postage                       $     0            $     0          $      0
Public relations/promotion          $     0            $     0          $      0
Compensation to securities          $     0            $     0          $      0
  dealers and other organizations   $12,456            $ 5,420          $355,481
Marketing personnel                 $     0            $     0          $      0

The services which are provided by securities dealers and other organizations may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Fund, and assisting in other customer transactions with the Fund.

The Plans provide that they shall continue in effect with respect to Cash Reserves Fund as long as such continuance is approved at least annually by the vote of the board of trustees of the Trust cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by the Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of the Fund, the investment climate for the Fund, general market conditions, and the volume of sales and redemptions of the Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of the Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of the Fund's payments under a Plan without approval of the shareholders of the Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of trustees of the Trust, including a majority of the Independent Trustees. Under the agreement implementing the Plans, ADI or the Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of the Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by the Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, the Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, the Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by the Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the trustees review information about the distribution services that have been provided to the Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of the Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Trust believes will be reasonably likely to flow to the Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Fund;
     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Fund in amounts and at times that are disadvantageous for investment purposes; and
     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the Advisor's revenues could allow the Advisor and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Fund's shareholder services (in both systems and personnel);
     o To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and
     o To acquire and retain talented employees who desire to be associated with a growing organization.

DEALER CONCESSIONS (CASH RESERVES FUND--CLASS A, B, AND C ONLY)

ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

In addition to amounts paid to financial intermediaries as a dealer concession, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of INVESCO Cash Reserves Fund during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of Cash Reserves Fund's shares or the amount the Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of Cash Reserves Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

Distributor may pay sales commissions to financial intermediaries that sell Class C shares of Cash Reserves Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. Distributor will retain all payments received by it relating to Class C shares for the first twelve months after they are purchased. The portion of the payments to distributor under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit distributor to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first twelve months, distributor will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as financial intermediaries of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where distributor grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fee will begin to be paid by distributor to the financial intermediary immediately.

PURCHASES AT NET ASSET VALUE. Purchases of shares of Cash Reserves Fund at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from the Fund; (b) exchanges of shares of certain funds; or (c) a merger, consolidation, or acquisition of assets of a fund.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Investor Class, Class A, B, and C Prospectus for Cash Reserves Fund, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a particular INVESCO Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs;
        (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of Cash Reserves Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;
     o Liquidation by Cash Reserves Fund when the account value falls below the minimum required account size of $250;
     o  Investment account(s) of the Advisor; and
     o Class C shares if the investor's dealer of record notifies IDI prior to the time of investment that the dealer waives the payment otherwise payable to it.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How To Buy Shares."

Information concerning redemption of Fund shares is set forth in the Prospectus under the caption "How To Sell Shares." Shares of a Fund may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to a Fund's obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Fund at 1-800-328-2234 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of a Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by ADI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. The Advisor intends to redeem all shares of the Funds in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Trust. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Trust's transfer agent, registrar, and dividend disbursing agent. Services provided by AIS include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment advisor to the Funds, the Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Advisor may select brokers that provide research services to the Advisor and the Trust, as well as other mutual funds and other accounts managed by the Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to the Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Advisor.

Because the securities that the Funds invest in are generally traded on a principal basis, it is unusual for a Fund to pay any brokerage commissions. The Funds paid no brokerage commissions for the fiscal years ended May 31, 2003, 2002 and 2001. For the fiscal years ended May 31, 2003, 2002 and 2001, brokers providing research services received $0, $0, and $0, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amounts of such portfolio transactions were $0, $0, $0, and $0, respectively. Commissions totaling $0, $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal years ended May 31, 2003, 2002 and 2001, respectively.

At May 31, 2003, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

------------------------------------------------------------------------------
           Fund                 Broker or Dealer       Value of Securities
                                                       at  May 31, 2003
==============================================================================
Cash Reserves             State Street Bank and Trust      $105,112,190
------------------------------------------------------------------------------
                          Goldman Sachs Group               $34,000,000
------------------------------------------------------------------------------
Tax-Free Money            State Street Bank and Trust        $  488,496
------------------------------------------------------------------------------
U.S. Government Money     State Street Bank and Trust       $ 9,555,807
------------------------------------------------------------------------------

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker or dealer that executes transactions for the Funds.

SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of the Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Investor Class shares and

Class A, Class B, and Class C shares of Cash Reserves Fund will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. Other than the automatic conversion of Class B Shares to Class A shares of Cash Reserves Fund, there are no conversion rights. The board of trustees has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust's Declaration of Trust, the board of trustees will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the board of trustees. Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income. As a result of this policy and the Funds' qualifications as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to corporate income tax on its net investment income at the corporate tax rates.

Tax-Free Money Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will qualify if at least 50% of the value of its total assets are invested in municipal securities at the end of each quarter of the Fund's fiscal year. The exempt-interest portion of the monthly income dividend may be based on the ratio of that Fund's tax-exempt income to taxable income for the entire fiscal year. The ratio is calculated and reported to shareholders at the end of each fiscal year of the Fund. The tax-exempt portion of any particular dividend may be based on the tax-exempt portion of all distributions for the year, rather than on the tax-exempt portion of that particular dividend. A corporation includes exempt-interest dividends in calculating its alternative minimum taxable income in situations where the adjusted current earnings of the corporation exceed its alternative minimum taxable income.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Free Money Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. The Funds' investment objectives and policies, including their policy of attempting to maintain a net asset value of $1.00 per share, make it unlikely that any capital gains will be paid to investors. However, each Fund cannot guarantee that such a net asset value will be maintained. Accordingly, a shareholder may realize a capital gain or loss upon redemption of shares of a Fund. Capital gain or loss on shares held for one year or less is classified as short-term capital gain or loss while capital gain or loss on shares held for more than one year is classified as long-term capital gain or loss. Any loss realized on the redemption of fund shares held for six months or less is nondeductible to the extent of any exempt-interest dividends paid with respect to such shares. Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

From time to time, the Fund(s') advertising and/or sales literature may include discussions of general economic conditions, interest rates or generic topics pertaining to the mutual fund industry.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds' total returns for one-, five-, and ten-year periods (or since inception). Most advertisements of the Cash Reserves Fund will disclose the applicable CDSC imposed on redemptions of the Fund's Class B and Class C shares. If any advertised performance data does not reflect the applicable CDSC, such advertisement will disclose that the CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A, Class B, and Class C shares of Cash Reserves Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. A 1% CDSC may be charged on redemptions of Class A shares held eighteen months or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of a Fund.

In addition to average annual returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking Cash Reserves Fund's Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise a Fund's "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. For the seven days ended May 31, 2003, Cash Reserves Fund's current and effective yields for Investor Class shares were 0.41% and 0.41%, respectively; Cash Reserves Fund's current and effective yields for Class A shares were 0.44% and 0.44%, respectively; Cash Reserves Fund's current and effective yields for Class B shares were 0.11% and 0.11%, respectively; Cash Reserves Fund's current and effective yields for Class C shares were 0.11% and 0.11%, respectively; Tax-Free Money Fund's current and effective yields were 0.48% and 0.48%, respectively; and U.S. Government Money Fund's current and effective yields were 0.47% and 0.47%, respectively. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds' Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended May 31, 2003 was:


Name of Fund                                    1 Year    5 Years   10 Years or
                                                                       Since
                                                                     Inception
Cash Reserves Fund - Investor Class              0.68%      3.40%      3.88%
Cash Reserves Fund - Class A                     0.51%        N/A      1.54%(1)
Cash Reserves Fund - Class B (Including CDSC)   (4.64%)       N/A      0.52%(1)
Cash Reserves Fund - Class C (Including CDSC)   (0.71%)       N/A      2.13%(2)
Tax-Free Money Fund - Investor Class             0.57%      2.10%      2.42%
U.S. Government Money Fund - Investor Class      0.72%      3.33%      3.80%

(1)  Class A and Class B shares commenced operations August 25, 2000.

(2)  Class C shares commenced operations February 15, 2000.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                               P(1 + T)  = ERV


where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

To obtain a Fund's current and effective 7-day yield information, please call INVECO at 1-800-525-8085.

The standard formula for calculating current yield is as follows:

                              Y= (V -V  ) x 365/7
                                 ( 1  0 )
                                  ------
                                        V
                                         0

where:  Y = current yield
        V = the value of a hypothetical pre-existing account having
         0  a balance of one share at the
            beginning of a stated seven-day period
        V = the value of such an account at the end of the stated
         1  period

The standard formula for calculating effective yield is as follows:

                     [       365 ]
                     [       --- ]
                EY = [        7  ]
                     [(Y + 1)    ]-1


where:  EY = effective yield
        Y  = current yield, as determined above

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder services made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

      Fund                         Lipper Mutual Fund Category
      ----                         ---------------------------
      Cash Reserve Fund            Money Market Funds
      Tax-Free Money Fund          Tax-Exempt Money Market Funds
      U.S. Government Money Fund   U.S. Government Money Market Funds


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEWSWEEK
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The boards of trustees of the INVESCO Mutual Funds have expressly delegated to the Advisor the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, the Advisor is required by the Boards of Trustees to act solely in the interests of shareholders of the Funds. Other clients of the Advisor who have delegated proxy voting authority to the Advisor similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, the Advisor acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, the Advisor votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by the Advisor is available without charge by calling 1-800-525-8085. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.invescofunds.com.

PROXY VOTING ADMINISTRATION - The Advisor's proxy review and voting process, which has been in place for many years, meets the Advisor's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, the Advisor has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of the Advisor's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and the Advisor's Proxy Administrator. In addition to the Advisor's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

The Advisor, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by the Advisor and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Trustees; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by the Advisor in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for the Advisor.

Issues that are not covered by the Advisor's proxy voting guidelines, or that are determined by the Advisor on a case-by-case basis, are referred to the Advisor's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Trustees to decide how the proxies shall be voted on these issues. The Advisor's Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- Overview -- As part of its investment process, the Advisor examines the management of all portfolio companies. The ability and judgment of management is, in the Advisor's opinion, critical to the investment success of any portfolio company. The Advisor generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, the Advisor casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when the Advisor believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, the Advisor consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, the Advisor votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of trustees and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from the Advisor's General Counsel, the Advisor does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.
     o  Announce its voting intentions and the reasons therefor.
     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.
     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although the Advisor reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS -- The Advisor generally votes in favor of ratification of accountants, changing corporate names and similar matters. It generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARDS OF DIRECTORS -- The Advisor generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner the Advisor believes is not in the best interests of shareholders.

The Advisor generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION -- The Advisor believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by the Advisor, and the Advisor generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. The Advisor usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- The Advisor generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. The Advisor generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- The Advisor believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, the Advisor has not had situations in which the interests of its Fund shareholders or other clients are at variance with the Advisor's own interests. In routine matters, the Advisor votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that the Advisor examines on a case-by-case basis, or where parties may seek to influence the Advisor's vote (for example, a merger proposal), or in any instance where the Advisor believes there may be an actual or perceived conflict of interest, the Advisor votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, the Advisor's Chief Investment Officer makes the decision, which is reviewed by the Advisor's General Counsel.

Matters in which the Advisor votes against its established guidelines, or matters in which the Advisor believes there may be an actual perceived conflict of interest, together with matters in which the Advisor votes against management recommendations, are reported to the Funds' Boards of Trustees on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

The Advisor and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires the Advisor's and ADI's personnel to conduct their personal investment activities in a manner that the Advisor and ADI believe is not detrimental to the Fund or the Advisor's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended May 31, 2003 are incorporated herein by reference from the INVESCO Money Market Funds, Inc.'s Annual Report to Shareholders dated May 31, 2003. Prior to November ___, 2003, the Funds were each a series of AIM Money Market Funds, Inc. (formerly INVESCO Money Market Funds, Inc.), a Maryland corporation.

                                   APPENDIX A

     Some of the terms used in the Statement of Additional Information are described below.

     BANK OBLIGATIONS include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate.

     BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     BOND ANTICIPATION NOTES normally are issued to provide interim financing until longterm financing can be arranged. The longterm bonds then provide the money for the repayment of the Notes.

     MUNICIPAL BONDS may be issued to raise money for various public purposes like constructing public facilities and making loans to public institutions. Certain types of municipal bonds, such as certain project notes, are backed by the full faith and credit of the United States. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are backed by the net revenues derived from a particular facility or group of facilities of a municipality or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user and therefore investments in these bonds have more potential risk. Although nominally issued by municipal authorities, industrial development revenue bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     CORPORATE DEBT OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their longterm credit needs.

     MONEY MARKET refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, shortterm, highgrade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government securities, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

     PORTFOLIO SECURITIES LOANS: The Company, on behalf of each of the Funds, may lend limited amounts of its portfolio securities (not to exceed 33 1/3% of a particular Fund's total assets). Management of the Company understands that it is the current view of the staff of the SEC that the Funds are permitted to engage in loan transactions only if the following conditions are met: (1) the applicable Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) rises above the level of the collateral; (3) the Company must be able to terminate the loan after notice; (4) the applicable Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value;
(5) the applicable Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Company must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Company to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     REPURCHASE AGREEMENTS: A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to sell the security to the seller at an agreed upon price and date (usually not more than seven days) after the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. In the opinion of management this risk is not material; if the seller defaults, the underlying security constitutes collateral for the seller's obligations to pay. This collateral will be held by the custodian for the Company's assets. However, in the absence of compelling legal precedents in this area, there can be no assurance that the Company will be able to maintain its rights to such collateral upon default of the issuer of the repurchase agreement. To the extent that the proceeds from a sale upon a default in the obligation to repurchase are less than the repurchase price, the particular Fund would suffer a loss.

     REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

     REVERSE REPURCHASE AGREEMENTS are transactions where a Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. The use of reverse repurchase agreements will create leverage, which is speculative. Reverse repurchase agreements are borrowings subject to the Funds' investment restrictions applicable to that activity. The Company will enter into reverse repurchase agreements solely for the purpose of obtaining funds necessary for meeting redemption requests. The proceeds received from a reverse repurchase agreement will not be used to purchase securities for investment purposes.

     SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are promissory notes issued by municipalities to supplement their cash flow. The ratings A1 and P1 are the highest commercial paper ratings assigned by S&P and Moody's, respectively.

     TAX ANTICIPATION NOTES are to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.

     TIME DEPOSITS are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Federal Deposit Insurance Corporation.

     U.S. GOVERNMENT SECURITIES are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, Fannie Mae, Ginnie Mae (also known as Government National Mortgage Association), the Federal Farm Credit Bank, and the Federal Home Loan Banks. Although all obligations of agencies, authorities and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations may be backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

RATINGS OF MUNICIPAL AND CORPORATE DEBT OBLIGATIONS

     The four highest ratings of Moody's and S&P for municipal and corporate debt obligations are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the longterm risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2, and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the difference between short-term credit and long-term credit. A short-term rating may also be assigned on an issue having a demand feature. Such ratings are designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon demand rather than fixed maturity dates and payment relying on external liquidity.

     MIG 1/VMIG 1 Notes and loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broadbased access to the market for refinancing, or both.

     MIG 2/VMIG 2 Notes and loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P RATING SERVICES. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     S&P ratings for short-term notes are as follows:

     SP1 Very strong capacity to pay principal and interest.

     SP2 Satisfactory capacity to pay principal and interest.

     SP3 Speculative capacity to pay principal and interest.

     A debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

RATINGS OF COMMERCIAL PAPER

     DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS. Among the factors considered by Moody's Investors Services, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P1 (Highest Quality), P2 (Higher Quality), or P3 (High Quality).

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

     A3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                         AIM TREASURER'S SERIES TRUST

                            PART C. OTHER INFORMATION

ITEM 23.    EXHIBITS

            (a) Agreement and Declaration of Trust of AIM Treasurer's Series Trust dated July 29, 2003 (filed herewith).

            (b)  Bylaws adopted effective July 29, 2003 (filed herewith).

            (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, VI, VII and X of the Agreement and Declaration of Trust and Articles IV, V and VI of the Bylaws of the Registrant.

            (d)  (1)  Investment Advisory Agreement between Registrant and
                      INVESCO Funds Group, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund dated June 1, 1999.(1)

                      (a) Amendment to Investment Advisory Agreement with respect to INVESCO Stable Value Fund (to be filed).

                 (2) Sub-Advisory Agreement between INVESCO Funds Group, Inc. and AIM Capital Management, Inc. dated March 1, 2002 with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund.(2)

                 (3) Sub-Advisory Agreement between INVESCO Funds Group, Inc. and INVESCO Institutional (N.A.), Inc. with respect to INVESCO Stable Value Fund (to be filed).

                 (4) Investment Advisory Agreement between INVESCO Money Market Funds, Inc. and INVESCO Funds Group, Inc. dated February 28, 1997 with respect to INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund.(3)

                      (a) Sub-Advisory Agreement between INVESCO Funds Group, Inc. and AIM Capital Management, Inc. dated March 1, 2002 1997 with respect to INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund(4)

                 (5) Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc. (to be filed).

            (e)  (1)  Underwriting Agreement between Registrant and Fund
                      Management Company, Inc. with respect to INVESCO Treasurer's Money Market Reserve Fund and INVESCO Tax-Exempt Reserve Fund.(5)

                 (2) Underwriting Agreement between Registrant and A I M Distributors, Inc. dated July 1, 2003 with respect to INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund, INVESCO U.S. Government Money Fund and INVESCO Stable Value Fund.(7)

                 (3) Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares) (to be filed).

                 (4) Amended and Restated Master Distribution Agreement (Class B shares) (to be filed).

            (f)  Retirement Plan for Independent Directors (to be filed).

            (g) Master Custodian Agreement between Registrant and State Street Bank and Trust dated May 8, 2001 as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30,
                 2002, July 31, 2002, August 30, 2002 and February 10, 2003.(5)

            (h)  (1)  Transfer Agency Agreement between Registrant and INVESCO
                      Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5,
                      2001, October 19, 2001, March 29, 2002, April 30, 2002,
                      July 31, 2002, August 30, 2002 and February 10, 2003.(5)

                      (a) Assignment of Transfer Agency Agreement by INVESCO Funds Group, Inc. to A I M Investment Services, Inc. (to be filed).

                 (2) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000,
                      November 29, 2000, May 15, 2001, September 28, 2001,
                      October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31, 2002, August 30, 2002 and February 10,
                      2003.(5)

                 (1) Assignment and Assumption Agreement and Consent by and among Registrant, INVESCO Funds Group, Inc. and A I M Advisors, Inc. (to be filed).

                      (b) Master Administrative Services Agreement between Registrant and A I M Advisors, Inc. (to be filed).

                 (3) Agreement and Plan of Redomestication dated as of August 13, 2003, which provides for the redomestication of INVESCO Treasurer's Series Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of its assets and its dissolution as a Maryland Corporation.(6)

            (i)  Opinion and consent of counsel (to be filed)

            (j)  Consent of Independent Accountants (to be filed).

            (k)  Not applicable.

            (l)  Not applicable.

            (m)  (1)  (a)  Amended and Restated Master Distribution Plan
                           (Investor Class shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Investor Class Shares) (to be filed).

                 (2)  (a)  Amended and Restated Master Distribution Plan (Class
                           A shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares) (to be filed).

                 (3)  (a)  Amended and Restated Master Distribution Plan (Class
                           B shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class B Shares) (to be filed).

                 (4)  (a)  Amended and Restated Master Distribution Plan (Class
                           C shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares) (to be filed).

                 (5)  (a)  Amended and Restated Master Distribution Plan (Class
                           R shares) (to be filed).

                      (b) Master Related Agreement to Amended and Restated Master Distribution Plan (Class R Shares) (to be filed).

            (o) Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 by the Company with respect to Cash Reserves Fund adopted July 1, 2003.(7)

            (o)  Not applicable.

            (p)  (1)  Code of Ethics pursuant to Rule 17j-1.(5)

                 (2) The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(8)

(1) Previously filed on EDGAR with Post-Effective Amendment No. 23 to the Registration Statement on July 28, 1999, and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(2) Previously filed on EDGAR with Post-Effective Amendment No. 28 to the Registration Statement on July 3, 2002, and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(3) Previously filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of INVESCO Money Market Funds, Inc. on July 30, 1997 and incorporated herein by reference. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(4) Previously filed with Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of INVESCO Money Market Funds, Inc. on July 25, 2002 and incorporated herein by reference. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(5) Previously filed with Post-Effective Amendment No. 30 to the Registration Statement on August 27, 2003 and incorporated herein by reference. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(6) Previously filed with the Registration Statements on Form N-14 of AIM Investment Securities Funds and AIM Tax-Exempt Funds on August 13, 2003 and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 47 to the Registration Statement of INVESCO Money Market Funds, Inc. on August 12, 2003. (Identical except for the name of the Registrant (AIM Treasurer's Series Trust) and the date.)

(8) Previously filed with Post-Effective Amendment No. 77 to the Registration Statement of AIM Equity Funds filed on July 7, 2003 and incorporated by reference herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH AIM TREASURER'S SERIES FUNDS (THE "TRUST")

No person is presently controlled by or under common control with the Trust.

ITEM 25.    INDEMNIFICATION

Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant's Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Agreement and Declaration of Trust dated July 29, 2003, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant's Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class). The Registrant, A I M Advisors, Inc. and other investment companies managed by AIM also maintains liability insurance policies covering its directors and officers.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. See "Fund Management" in the Funds' Prospectuses and "Management of the Funds" in the Statement of Additional Information for information regarding the business of the investment advisor.

ITEM 27.    (a)   PRINCIPAL UNDERWRITERS

A I M Distributors, Inc., the Registrant's principal underwriter, also act as principal underwriter to the following investment companies:

AIM Advisor Funds                        AIM Tax-Exempt Funds
AIM Floating Rate Fund                   AIM Variable Insurance Funds
AIM Funds Group                          AIM Growth Series
AIM International Funds, Inc.            AIM Investment Funds
AIM Investment Securities Funds          AIM Series Trust
AIM Special Opportunities Funds          AIM Summit Fund
AIM Bond Funds                           AIM Combination Stock & Bond Funds
AIM Sector Funds                         AIM Stock Funds
AIM Counselor's Series Trust             AIM Equity Funds

            (b)

                             Positions and            Positions and
Name and Principal           Offices with             Offices with
Business Address*            Underwriter              Registrant
------------------           -------------            -------------

Michael J. Cemo              Chairman, Director,      None
                             President & Chief
                             Executive Officer

Mark H. Williamson           Director                 Trustee & Executive Vice
                                                      President

Gary T. Crum                 Director                 Senior Vice President

Gene L. Needles              Executive Vice           None
                             President

James L. Salners             Executive Vice           None
                             President

John S. Cooper               Senior Vice President    None

Marilyn M. Miller            Senior Vice President    None

Leslie A. Schmidt            Senior Vice President    None

James E. Stueve              Senior Vice President    None

Stephen H. Bitteker          First Vice President     None

Glenda A. Dayton             First Vice President     None

Gary K. Wendler              First Vice President     None

Kevin M. Carome              Vice President           Senior Vice President

Mary A. Corcoran             Vice President           None

Sidney M. Dilgren            Vice President           None

Tony D. Green                Vice President           None

Dawn M. Hawley               Vice President &         None
                             Treasurer

Ofelia M. Mayo               Vice President,          Assistant Secretary
                             General Counsel &
                             Assistant Secretary

Kim T. McAuliffe             Vice President           None

Linda L. Warriner            Vice President           None

Rebecca Starling-Klatt       Assistant Vice           None
                             President & Chief
                             Compliance Officer

Kathleen J. Pflueger         Secretary                Assistant Secretary

*11 Greenway Plaza, Suite 100, Houston, Texas  77046-1173

            (c)   Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

                 Raymond R. Cunningham
                 4350 South Monaco Street
                 Denver, CO  80237

                 A I M Advisors, Inc.,
                 11 Greenway Plaza, Suite 100
                 Houston, TX 77046-1173

                 State Street Bank & Trust Company
                 One Heritage Drive - JPB/2N
                 North Quincy, Mass 02171

                 A I M Investment Services, Inc.
                 P. O. Box 4739
                 Houston, TX  77210-4739

ITEM 29.    MANAGEMENT SERVICES

            Not applicable.

ITEM 30.    UNDERTAKINGS

            Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 28th day of August, 2003.

                     REGISTRANT:    AIM TREASURER'S SERIES TRUST
                                    By:  /s/ Robert H. Graham
                                         ---------------------------
                                         Robert H. Graham, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURES                  TITLE                               DATE

/s/ Robert H. Graham         Chairman, Trustee & President       August 28, 2003
----------------------       (Principal Executive Officer)
Robert H. Graham

/s/ Bob R. Baker             Trustee                             August 28, 2003
----------------------
Bob R. Baker

/s/ James T. Bunch           Trustee                             August 28, 2003
----------------------
James T. Bunch

/s/ Gerald J. Lewis          Trustee                             August 28, 2003
----------------------
Gerald J. Lewis

/s/ Larry Soll               Trustee                             August 28, 2003
----------------------
Larry Soll

/s/ Mark H. Williamson       Trustee &                           August 28, 2003
----------------------       Executive Vice President
Mark H. Williamson

/s/ Ronald L. Grooms         Treasurer & Chief                   August 28, 2003
----------------------       Financial and Accounting
Ronald L. Grooms             Officer

                                  Exhibit Index

Exhibit Item            Exhibit
------------            -------

(a)                     Agreement and Declaration of Trust

(b)                     Bylaws